UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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Jefferies Financial Group Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION

Jefferies

2026 Annual Meeting Proxy Statement

, 2026

    , 2026
Dear Fellow Shareholders,
We present this year’s Proxy Statement and invite you to participate in our 2026 Annual Meeting of Shareholders on   , 2026, at 9:00 a.m. EDT. We will conduct our meeting virtually to provide a consistent experience to all our shareholders regardless of where they are located and to make it easier for our shareholders to attend (see page 3 for details). The agenda will include a vote for the election of directors, an advisory vote on our 2025 executive-compensation program, an advisory vote on the selection of our independent auditors, a vote on the amendment and restatement of our Certificate of Incorporation and a vote on an adjournment proposal if necessary to permit further solicitation of proxies if there are insufficient votes in favor of the amendment and restatement. Our CEO, Rich Handler, and our President, Brian Friedman, will discuss our strategy and operating performance and answer your questions.
2025
Fiscal year 2025 was a year of solid performance at Jefferies, with the second half delivering strong results and giving us good momentum going into 2026. We were particularly pleased with the following (for more detail on this brief summary, we recommend that you read our executives’ Annual Shareholder Letter and review the Company’s October 2025 Investor Day video and accompanying deck, available on the Company’s website: https://ir.jefferies.com/overview/).
•	Jefferies and the SMBC Group significantly expanded their Global Strategic Alliance, announcing the following in September 2025:
○	Entry into a memorandum of understanding to establish a joint venture to combine the principal aspects of our equity research, wholesale sales and trading and equity capital markets business in Japan;
○
SMBC intends to increase its ownership of Jefferies via open-market purchases, bringing its total ownership up to 20% on an as-converted and fully diluted basis (indeed, we are seeking your consent in this Proxy Statement to increase our class of non-voting common stock, into which SMBC can exchange our voting common stock upon making such purchases);

○
SMBC is extending approximately $2.5 billion in credit facilities to support Jefferies and to advance our collaboration, including EMEA leveraged lending, U.S. pre-IPO lending and asset-backed securitization; and

○	The expansion of joint coverage of larger sponsors to offer investment and corporate banking capabilities jointly to such sponsors in EMEA.
•
Jefferies delivered $7.3 billion in net revenues; $0.9 billion in pre-tax income; $2.85 in diluted earnings per common share and a ROTE[1] of 10.1% in a year that disappointed in the first half, but went out like a lion.

PERFORMANCE HIGHLIGHTS
Strengthening of Strategic Alliance with SMBC Group, with formation of joint venture in Japan to combine equity research, wholesale sales and trading and equity capital markets business

SMBC to increase its ownership of Jefferies up to 20% on an as-converted and fully diluted basis

Net revenues of $7.34 billion, a 4.4% YoY increase

Pre-tax earnings from continuing operations of $0.9 billion

Diluted earnings per share from continuing operations of $2.85
[1]	ROTE is a non-GAAP measure. For reconciliation to GAAP amounts, see Annex A of this Proxy Statement.
2026 Proxy Statement	1

•	In Investment Banking,
○	$3.8 billion in revenues, achieving our second-best year ever;
○	#6 ranking in Global M&A, ECM and LevFin;[2] and
○	Continued to broaden and deepen our sector, product and global footprint.
•	In Equities,
○	Delivered record annual net revenues, just shy of $2 billion;
○	Rankings of #1 in U.S. Electronic Trading and Global Convertibles sales and trading, and top-ranked global stock coverage;[2] and
○	Achieved record market share; broader client footprint and deeper client relationships.
•	In Fixed Income,
○	Improved diversification and revenue mix and strengthened cross-border distribution in key regions;
○	Increased market penetration and strengthened competitive positioning; and
○	Strengthened origination through synergies with Investment Banking.
•	In Asset Management,
○	JFIN increased its third-party managed capital within its direct lending and CLO asset management platforms by approximately 50%;
○	Additional capital raising across our other strategies; and
○
Our December 8 announcement of our agreement to acquire a 50% interest in Hildene Holding Company, LLC, which coincides with Hildene agreeing to acquire SILAC Inc., the parent of SILAC Insurance Company.

Unfortunately, Point Bonita Fund, part of the Leucadia Asset Management platform, suffered losses connected with the fraud that has been alleged at First Brands and that resulted in the January 29, 2026 indictment of its former CEO and former Executive Vice President, who were brothers. We are confident that our executives are enhancing controls and strengthening processes to help prevent any similar issue from occurring in the future.
Finally, we are very pleased to announce that Yoshihiro Hyakutome, Deputy President, Executive Officer and Co-Head of the Global Business Unit of SMBC Group, has been identified by SMBC Group to be nominated as a member of the Jefferies Board of Directors, replacing Toru Nakashima, CEO of SMBC Group. We wholeheartedly encourage our fellow shareholders to vote for Hyakutome-san as our new director. We also want to express our most sincere appreciation to Nakashima-san, who has served as a Board member since August 2024, upon SMBC Group’s investment in Jefferies exceeding 10%.
In closing, and as always, we want to express our deepest gratitude to the Jefferies team for their incredible effort that delivered a solid year. The entire Board is looking forward to what lies ahead for Jefferies.
YOUR VOTE MATTERS
Thank you very much for your investment and partnership with us. We genuinely hope you will participate in our Annual Meeting of Shareholders. If you are not able to participate, we ask you to vote by proxy in support of our recommendations. The proxy materials contain necessary information about the matters on which we are asking you to vote. We and the Jefferies team are open to addressing any questions you may have. Thank you again for your support.
Sincerely,
The Jefferies Board of Directors
[2]	For source data underlying these statistics, see Annex A of this Proxy Statement.
2	Jefferies Financial Group

Notice of Annual Meeting of Shareholders
This Proxy Statement is being furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors for use at our 2026 Annual Meeting of Shareholders.
LOGISTICS

DATE AND TIME , 2026 at 9:00 a.m. EDT	Jefferies’ virtual Annual Meeting of Shareholders may be accessed using the following link: www.virtualshareholdermeeting.com/JEF2026

PURPOSE OF MEETING

Proposal	Vote Required to Elect or Approve	Board Recommendation	Page Reference

1	ELECTION OF DIRECTORS	Majority of the votes cast	FOR each nominee	10
2	ADVISORY VOTE ON 2025 EXECUTIVE-COMPENSATION PROGRAM	Majority of the votes cast	FOR	39
3	RATIFICATION OF INDEPENDENT AUDITORS	Majority of the votes cast	FOR	69
4	AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION	Majority of the shares entitled to vote	FOR	71
5	ADJOURNMENT OF ANNUAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF PROPOSAL 4	Majority of the votes cast	FOR	74

Consider other matters that properly come before the meeting.
2026 Proxy Statement	3

Notice of Annual Meeting of Shareholders
OTHER IMPORTANT INFORMATION
Shareholders should read “Important Information for Our Shareholders” beginning on page 79 for additional information, including ways for you to vote prior to the meeting.
Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote your shares without attending the Annual Meeting. Voting instructions are outlined in the proxy card.

BY INTERNET (24 hours a day): proxyvote.com	BY MAIL: If you are a shareholder of record: Return a properly executed and dated proxy card in the provided pre-paid envelope
BY TELEPHONE (24 hours a day): 1-800-690-6903
If you hold your shares in street name: Return a properly executed and dated voting instruction form by mail, depending upon the method(s) your bank, brokerage firm, broker-dealer or other similar organization makes available

Generally, the deadline for voting by telephone or using the internet is 11:59 p.m. EDT on      , 2026. Please read “Important Information for Our Shareholders” on page 79 for other voting deadlines.
At the virtual Annual Meeting, shareholders will be able to listen to the meeting live and vote. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/JEF2026, you must enter the 16-digit control number available on your proxy card if you are a shareholder of record or included in your voting instruction card and voting instructions you received from your broker, bank or other institution. Although you may vote online during the virtual Annual Meeting, we encourage you to vote prior to the meeting via the Internet, by telephone or by mail as outlined in your proxy card to ensure that your shares are represented and voted.
A technical support line will be available on the meeting website for any questions on how to participate in the Annual Meeting or if you encounter any difficulties accessing the virtual meeting.
The meeting webcast will begin promptly at 9:00 a.m. EDT, on      , 2026, and we encourage you to access the meeting prior to the start time.
Shareholders will be able to ask questions through the virtual meeting website during the Annual Meeting. Questions may be submitted during the virtual Annual Meeting through www.virtualshareholdermeeting.com/JEF2026. The Company will answer appropriate questions during the virtual Annual Meeting.
4	Jefferies Financial Group

Proxy Summary

PROPOSAL 1
Election of Directors
	THE BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES	See page 10

•
Our directors are elected at each Annual Meeting of Shareholders and hold office for a one-year term.
•
The Nominating and Corporate Governance Committee considers and chooses nominees for our Board with a primary goal of presenting a slate of candidates with a broad range of backgrounds and perspectives who will serve the Board, its Committees, Jefferies, and our shareholders.

Our Director Nominees

			Jefferies Committees
Name and Age[3]	Tenure	Other Public Directorships	A	C	CAC	NCG	RLO
Linda L. Adamany, 73 Independent Lead Director	2014	Coeur Mining Inc. Vitesse Energy, Inc.
Robert D. Beyer, 66 Independent	2013	None
Matrice Ellis Kirk, 64 Independent	2021	None
Brian P. Friedman, 70 President	2013	Vitesse Energy, Inc.
MaryAnne Gilmartin, 61 Independent	2018	None
Richard B. Handler, 64 Chief Executive Officer	2013	None
Yoshihiro Hyakutome, 60 Deputy President, Executive Officer and Co-Head of the Global Business Unit of SMBC Group	2026	None
Thomas W. Jones, 76 Independent	2022	Assured Guaranty, Ltd.
Jacob M. Katz, 73 Independent	2018	None
Michael T. O’Kane, 80 Independent	2013	None
Joseph S. Steinberg, 82 Chairman of the Board	1978	Crimson Wine Group Ltd., Vitesse Energy, Inc.
Melissa V. Weiler, 61 Independent	2021	Blue Owl Capital Corporation Blue Owl Technology Finance Corporation

A	Audit	CAC	Culture and Community Committee	NCG	Nominating and Corporate Governance	Member
C	Compensation			RLO	Risk and Liquidity Oversight	Chair

[3]	Ages reflected are as of February 9, 2026.
2026 Proxy Statement	5

Proxy Summary
Board of Directors Skills and Experience

Corporate Governance Ongoing Practices

Independent Lead Director Majority Voting Board Refreshment Clawback Policy Prohibition on Hedging Independent Compensation Consultant	Shareholder Proxy Access Individual Director and Board Assessments Robust CEO and President Stock Ownership Guidelines Robust Director Stock Ownership Guidelines	Minimum Holding Periods of Vested Equity CEO and President Evaluations Corporate Social Responsibility Principles Shareholder Engagement

6	Jefferies Financial Group

Proxy Summary

PROPOSAL 2
Advisory Vote on 2025 Executive-Compensation Program
	THE BOARD RECOMMENDS A VOTE FOR THE 2025 EXECUTIVE-COMPENSATION PROGRAM	See page 39

We recommend that shareholders vote for our 2025 executive-compensation program, as described in the compensation tables, narrative discussion, and the Compensation Discussion and Analysis beginning on page 40 of this Proxy Statement. The Company’s market position and momentum speak for themselves and for the value of the management team. While the vote is non-binding and advisory in nature, it will be given careful consideration by the Compensation Committee and our Board of Directors.

PROPOSAL 3
Ratification of Independent Auditors
	THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS	See page 69

The Audit Committee selected Deloitte & Touche LLP as our independent auditors for 2026.
This proposal is being submitted to shareholders because we believe that this action follows sound corporate practice and is in the best interests of our shareholders.
While our Audit Committee intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

PROPOSAL 4
Amendment and Restatement of the Certificate of Incorporation
	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION	See page 71

We recommend that shareholders vote for the amendment and restatement of our Certificate of Incorporation, as described in the background and proposed amendment discussion beginning on page 71 of this Proxy Statement. This proposal is being submitted to shareholders because we believe that this action facilitates the further expansion and strengthening of our global strategic alliance (the “Strategic Alliance”) with the SMBC Group and is in the best interests of our shareholders.

2026 Proxy Statement	7

Proxy Summary

PROPOSAL 5
Adjournment of Annual Meeting if Necessary to Permit Further Solicitation of Proxies if There Are Insufficient Votes for the Approval of Proposal 4
	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADJOURNMENT OF ANNUAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE INSUFFICIENT VOTES FOR THE APPROVAL OF PROPOSAL 4	See page 74

If, at the Annual Meeting, the number of shares entitled to vote and voting in favor of Proposal 4 is insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable the Board of Directors to continue to solicit additional proxies in favor of such proposal. We recommend that shareholders vote for the adjournment proposal so we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 4, including the solicitation of proxies from shareholders that have previously voted against such proposal.

8	Jefferies Financial Group

2026 Proxy Statement	9

Corporate Governance Matters

PROPOSAL 1
Election of Directors
THE BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES

Our directors are elected at each Annual Meeting of Shareholders and hold office for a one-year term. Our Nominating and Corporate Governance Committee considers and chooses nominees for our Board with the goal of presenting a slate of candidates with a broad range of backgrounds and perspectives who will serve the Board, its Committees, Jefferies and our shareholders, taking into account the attributes of each candidate’s professional skillset and credentials, as well as their personal backgrounds. In evaluating nominees, the Nominating and Corporate Governance Committee reviews each candidate’s background and assesses each candidate’s independence, skills, experience and expertise based upon myriad factors, including the candidate’s individual director assessment. Directors should have the highest professional and personal ethics, integrity and character that conform to our standards. Directors should also have experience at the governance and policy-making level in their respective fields. The Nominating and Corporate Governance Committee will consider whether a candidate for director has a proven professional background that displays the ability to make important judgments as Board members. The Committee also determines whether a candidate’s skills and experience complement existing Board members’ skills and experience.
Consistent with agreements between Jefferies and SMBC, SMBC is entitled to identify one individual to be nominated for election as a new member to Jefferies’ Board of Directors upon crossing a 10% economic ownership threshold. In 2024, SMBC initially identified Toru Nakashima. With Mr. Nakashima serving until the end of the term, SMBC selected Yoshihiro Hyakutome, Deputy President, Executive Officer and Co-Head of the Global Business Unit of SMBC Group, as his replacement. The Nominating and Corporate Governance Committee, upon reviewing Mr. Hyakutome’s nomination and credentials, recommended his candidacy to the full Board of Directors for its review and approval and the Board unanimously approved adding Mr. Hyakutome to the director nominee slate, and he is standing for election at the Annual Meeting.
As illustrated by their biographies and highlighted in the chart on the next page, each of our directors was chosen because his or her background provides the Board with the experience and skillset geared toward helping us succeed. Our directors bring to us strong expertise and myriad backgrounds: longstanding executive operating experience, expertise in the financial services sector, accounting expertise, broad experience in such varied sectors as oil and gas, mining, investment management, real estate, private equity, communications, media, government and international banking, among others and a meaningful commitment to community and public service. That wealth of knowledge and experience is ideally suited to our Company’s strategies and goals.
10	Jefferies Financial Group

Corporate Governance Matters
Board of Directors Skills and Experience
We believe these skills and experience, which we describe below, allow our directors to provide sound and prudent guidance and effective oversight of the Company.

2026 Proxy Statement	11

Corporate Governance Matters
Biographies of Directors

Linda L. Adamany

INDEPENDENT LEAD DIRECTOR

Director since 2014

COMMITTEES
•
Audit
•
Culture and Community
•
Nominating and Corporate Governance (Chair)
RELEVANT SKILLS
•
Audit & Financial Expertise
•
Corporate Strategy & Business Development
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Global Business & Operations
•
Executive Leadership & Management
•
Mergers & Acquisitions
•
Risk Oversight

Key Qualifications
Ms. Adamany’s financial and operating executive experience in multiple industries, as well as her diverse experience serving on various boards, provides us with wise counsel and the perspective of an experienced leader. Ms. Adamany has served as a director of Jefferies since 2014 and has been a director of Jefferies International Limited (our UK business) since March 2021. Ms. Adamany is our Independent Lead Director, chairs the Nominating and Corporate Governance Committee and serves as a member of the Audit and Culture and Community Committees. She also serves as a director and member of the Audit, Nominations and Risk Committees and as Chair of the Remuneration Committee of Jefferies International Limited. Ms. Adamany’s additional current and past experience serving on the boards of directors and committees of other public companies, including Chair of Safety, Environment and Social Responsibility, Audit and Remuneration Committees, as well as former Chair of Jefferies' Risk Committee, qualifies her for service on our Board.
PROFESSIONAL HIGHLIGHTS
Ms. Adamany served in several capacities at BP plc from 1980 until her retirement in August 2007, including from April 2005 until August 2007 as a member of the five-person Refining & Marketing Executive Committee responsible for overseeing the day-to-day operations and human resources management of BP plc’s Refining and Marketing business segment. She also served as Executive Assistant to the Group Chief Executive from October 2002 until March 2005 and as Chief Executive of BP Shipping from October 1999 until September 2002.
OTHER ENGAGEMENTS
Ms. Adamany has served as a director of Coeur Mining Inc. since March 2013 and is a member of the Nominating and Corporate Governance, Compensation and Leadership Development and Executive Committees and Chair of the Audit Committee. Coeur Mining Inc. is the largest U.S.-based primary silver and gold producer and is listed on the NYSE. Ms. Adamany also has been a director of BlackRock Institutional Trust Company, N.A. since March 2018, where she serves as a member of their Audit and Risk Committees. In addition, Ms. Adamany serves as a director of Vitesse Energy, Inc., which was spun off to our shareholders in January 2023. Ms. Adamany serves on Vitesse’s Audit, Compensation (Chair) and Nominating, Governance and Environmental and Social Responsibility Committees. From October 2017 through April 2019, Ms. Adamany also served as a director and member of both the Audit Committee and the Safety, Assurance and Business Ethics Committee of Wood plc, a global leader in the delivery of project, engineering and technical services to energy and industrial markets, listed on the London Stock Exchange, following its acquisition of AMEC Foster Wheeler plc. Prior to that time, from October 2012 until October 2017, Ms. Adamany served as a member of the board of directors of AMEC Foster Wheeler plc, and chaired the Health, Safety, Environmental and Reputation Committee and served as a member of the Audit, Nominations & Governance and Compensation Committees. Ms. Adamany served as a member of the board of directors of National Grid plc from October 2006 until October 2012.
EDUCATION
Ms. Adamany is a C.P.A. and holds a B.S. in Business Administration with a major in Accounting, magna cum laude, from John Carroll University.

12	Jefferies Financial Group

Corporate Governance Matters

Robert D. Beyer

Independent
Director

Director since 2013

Committees
•
Compensation (Co-Chair)
•
Risk and Liquidity Oversight
Relevant Skills
•
Audit & Financial Expertise
•
Corporate Strategy & Business Development
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Global Business & Operations
•
Executive Leadership & Management
•
Mergers & Acquisitions
•
Risk Oversight

Key Qualifications
Mr. Beyer’s leadership experience, particularly in risk oversight of financial services businesses, is valuable to our financial services focus and, in particular, Jefferies’ Investment Banking platform. His additional experience as a director of Jefferies Group since November 2018 until its merger with Jefferies in November 2022, as well as serving on the boards of directors and committees of other public and private companies, including Audit, Compensation and Corporate Governance Committees, qualifies him for service on our Board.
Professional Highlights
Mr. Beyer is Chairman of Chaparal Investments LLC, a private investment firm and holding company. He was Executive Chairman of Crescent Acquisition Corp, a special-purpose acquisition company, until its merger with LiveVox Holdings, Inc. in 2021. From 2005 to 2009, Mr. Beyer served as Chief Executive Officer of The TCW Group, Inc., a global investment management firm. Mr. Beyer previously served as President and Chief Investment Officer from 2000 until 2005 of Trust Company of the West, the principal operating subsidiary of TCW.
Other Engagements
Mr. Beyer serves on the boards of the University of Southern California, the Harvard-Westlake School and the Advisory Board of the Milwaukee Brewers Baseball Club. Mr. Beyer formerly served as a director of LiveVox Holdings, Inc., a NASDAQ listed company, from 2021 to 2023, The Kroger Co., a NYSE listed company, from 1999 to 2019, and The Allstate Corporation, a NYSE listed company, from 2006 to 2016. Mr. Beyer was also formerly a director of Société Générale Asset Management, S.A. and its subsidiary, The TCW Group, Inc.
Education
Mr. Beyer received an M.B.A. from the UCLA Anderson School of Management and a B.S. from the University of Southern California.

2026 Proxy Statement	13

Corporate Governance Matters

Matrice Ellis Kirk

Independent
Director

Director since 2021

Committees
•
Culture and Community
•
Nominating and Corporate Governance
•
Risk and Liquidity Oversight
Relevant Skills
•
Corporate Strategy & Business Development
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Executive Leadership & Management
•
Risk Oversight

Key Qualifications
Ms. Ellis Kirk has extensive experience in the executive search and human capital industry and has a proven commitment to governance and successful team building. Her experience serving on the boards of directors of a diverse set of companies and community organizations qualifies her for service on our Board.
Professional Highlights
Ms. Ellis Kirk is the CEO of Ellis Kirk Group, a full service executive search firm, focusing on governance, succession and building leadership teams. Ms. Ellis Kirk was a Managing Director and a member of the Executive Committee at RSR Partners, an executive search firm from 2014 to 2021. Previously she was with the international executive search firm, Heidrick & Struggles, from 1999 to 2014. From 1996 to 1999, Ms. Ellis Kirk was a director of Spencer Stuart, an executive search firm. Prior to her career in executive search, Ms. Ellis Kirk was a Vice President of Apex Securities, an investment banking firm, from 1992 to 1996. From 1986 to 1992, she was Director of the Office of Management and Budget for Dallas Area Rapid Transit, a regional transit agency, and prior to that, from 1982 to 1986, she held several positions with MBank Dallas, the predecessor of the Dallas office of JPMorgan Chase Bank.
Other Engagements
Ms. Ellis Kirk is Vice Chair of the Communities Foundation of Texas. Ms. Ellis Kirk previously served as Chair of the AT&T Performing Arts Center. She served as the Dallas City Council appointed board Chair of the DFW Airport Authority until March 2022 and resigned from the board in January 2023.
Ms. Ellis Kirk served as a director of ACE Cash Express from December 2005 until October 2006 when ACE Cash Express was acquired by JLL Partners. Ms. Ellis Kirk also served as a director of Chancellor Media, which later became AMFM, Inc., from 1996 until October 1999, when it was acquired by Clear Channel.
Education
Ms. Ellis Kirk graduated from the University of Pennsylvania with a degree in Economics.

14	Jefferies Financial Group

Corporate Governance Matters

Brian P. Friedman

President

Director since 2013

Committees
•
None
Relevant Skills
•
Audit & Financial Expertise
•
Corporate Strategy & Business Development
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Executive Leadership & Management
•
Mergers & Acquisitions
•
Risk Oversight
•
Global Business & Operations

Key Qualifications
As our President for over twelve years and a long-standing executive officer of Jefferies Group, Mr. Friedman brings managerial, strategic, transactional and investing experience in a broad range of businesses and, most significantly, in financial services. His additional extensive experience serving on the boards of directors of both public and private companies qualifies him for service on our Board.
Professional Highlights
Mr. Friedman has served as a director and our President since March 2013 and served as a director and executive officer of legacy Jefferies Group since July 2005 until its merger with Jefferies in November 2022. Since 1997, Mr. Friedman has also served as President of Jefferies Capital Partners (formerly, FS Private Investments), a private equity fund management company controlled by Mr. Friedman in which we have an ownership interest, and that is in the process of completing the wind down of its last legacy investment. Mr. Friedman was previously employed by Furman Selz LLC and its successors, including serving as Head of Investment Banking and a member of its Management and Operating Committees. Prior to his 17 years with Furman Selz and its successors, Mr. Friedman was an attorney with Wachtell, Lipton, Rosen & Katz.
Stock Ownership
Since Mr. Friedman became an executive officer of the Jefferies Group and as President of Jefferies, approximately 70% of his direct compensation has consisted of non-cash, equity-related securities generally vesting over three to five years. Pro forma for all earned and unearned deferred shares and options, and assuming that performance goals relating to performance-based awards are achieved at target levels, Mr. Friedman would own 6,792,309 shares, representing approximately 3.2% of our outstanding shares.
Other Engagements
Mr. Friedman serves as a director of Vitesse Energy, Inc. which was spun off to our shareholders in January 2023. As a result of his historic management of various private equity funds and the significant equity positions those funds held in their portfolio companies, Mr. Friedman served on a large number of boards of directors of such private and public portfolio companies. Mr. Friedman also served as our representative on the boards of Fiesta Restaurant Group from 2012 through April 2021 and HomeFed Corporation from 2014 to July 2019.
Mr. Friedman is also engaged in a range of philanthropic efforts personally and through his family foundation and serves as the Co-Chairman of the Board of Strive, a workforce training effort, and as a Board Member of the HC Leukemia Foundation.
Mr. Friedman also serves as the Co-Chair of the Employee Resource Group Council at Jefferies.
Education
Mr. Friedman received a J.D. from Columbia Law School and a B.S. in Economics, summa cum laude, and M.S. in Accounting from The Wharton School, University of Pennsylvania.

2026 Proxy Statement	15

Corporate Governance Matters

MaryAnne
Gilmartin

Independent
DIRECTOR

Director since 2018

Committees
•
Compensation
•
Culture and Community(Chair)
•
Nominating and Corporate Governance
•
Risk and Liquidity Oversight
Relevant Skills
•
Audit & Financial Expertise
•
Corporate Strategy & Business Development
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Executive Leadership & Management
•
Risk Oversight

Key Qualifications
Ms. Gilmartin’s tenure as a director since 2018, and as a director of Jefferies Group from March 2014 until its merger with Jefferies in November 2022, provides us with continued oversight of our financial services businesses. Her broad executive management experience, consulting roles and entrepreneurial spirit qualifies her for service on our Board.
Professional Highlights
Ms. Gilmartin is the Founder and Chief Executive Officer of MAG Partners LP, a real estate development company she founded in 2018. MAG Partners LP has a $1 billion development pipeline in New York, including RUBY at 243 W. 28th St, a mixed-income residential building designed by COOKFOX that reached ninety-eight percent capacity in summer 2024. Two other luxury residential buildings, Mabel at 335 Eighth Avenue and Anagram at Turtle Bay at 300 East 50th St., began leasing in 2025. In partnership with Sagamore Ventures, Goldman Sachs Asset Management and MacFarlane Partners, MAG Partners led the development of Baltimore Peninsula, a 235-acre masterplan in Baltimore, Maryland from 2022–2025. From 2020–2021, Ms. Gilmartin also served as interim Chief Executive Officer and Chair of the Board of Directors of Veris Residential Inc. (formerly Mack-Cali Realty Corporation). She was on the board of directors for the company from June 2019 to June 2021.
Previously, Ms. Gilmartin was the Chief Executive Officer and President of Forest City Ratner Companies from April 17, 2013 until January 2018, where she oversaw a period of game-changing, ground-up development and managed its multimillion square foot residential, commercial and retail portfolio. In her tenure at Forest City Ratner Companies, Ms. Gilmartin spearheaded the development of some of the most high-profile real estate projects in New York City. Ms. Gilmartin led the efforts to build Barclays Center, the state-of-the-art sports and entertainment venue and the centerpiece of the $4.9 billion, 22-acre mixed-use Pacific Park Brooklyn development. Ms. Gilmartin also oversaw the development of The New York Times Building, designed by world-renowned architect Renzo Piano; New York by Gehry, designed by award-winning architect Frank Gehry; and the Tata Innovation Center at Cornell Tech, a new office building that is a first-of-its-kind space for tech innovation, designed by Weiss/Manfredi on Roosevelt Island.
Other Engagements
Ms. Gilmartin is a civic leader in the New York metropolitan area serving as Chair Emeritus of the Downtown Brooklyn Partnership, member of the Executive Committee of The Brooklyn Academy of Music, member of the New York Public Radio Board of Trustees and member of the Executive Committee and Board of Governors of The Real Estate Board of New York. At Columbia University, Ms. Gilmartin is part of the Industry Advisory Board of the MS Real Estate Development Program, as well as a member of the real estate advisory board in the Center for AI in Business Analytics & FinTech.
Education
Ms. Gilmartin graduated with a B.A. in Political Science (summa cum laude and Phi Beta Kappa) and a Master of Public Administration, both from Fordham University.

16	Jefferies Financial Group

Corporate Governance Matters

Richard B.
Handler

CHIEF EXECUTIVE OFFICER

Director since 2013

Committees
•
None
Relevant Skills
•
Audit & Financial Expertise
•
Corporate Strategy & Business Development
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Global Business & Operations
•
Executive Leadership & Management
•
Mergers & Acquisitions
•
Risk Oversight

Key Qualifications
Going on his 26th year as Jefferies’ Chief Executive Officer and 36th year as a Jefferies employee, including of the predecessor company Jefferies Group and the period following its combination with Leucadia, Mr. Handler has the managerial and investing experience vital to leading all our businesses. His extensive experience leading our and Jefferies Group’s Boards and his years of managerial leadership qualify him for service on our Board.
Professional Highlights
Mr. Handler was with Jefferies Group since 1990 and served as its CEO since 2001, and Chairman since 2002, making him the longest serving CEO on Wall Street. Mr. Handler has served as a director and as Chief Executive Officer of Jefferies since 2013. Prior to Jefferies, Mr. Handler worked at Drexel Burnham Lambert in the High Yield Bond department.
Stock Ownership
Since becoming CEO of Jefferies Group, and as CEO of Jefferies, approximately 68% of Mr. Handler’s direct compensation has consisted of non-cash, equity-related securities generally vesting over three to five years. Including all earned and unearned deferred shares and options, and assuming that performance goals relating to performance-based awards are achieved at target levels, Mr. Handler would own 19,175,090 shares, representing approximately 8.7% of our outstanding shares.
Other Engagements
Mr. Handler previously served as a Director, Co-Chairman and President of Landcadia Holdings II, Inc. from 2019 to 2020, a Director, Co-Chairman and President of Landcadia Holdings III, Inc. from 2020 to 2021 and a Director, Co-Chairman and President of Landcadia Holdings IV, Inc. from 2021 to 2024.
Mr. Handler is Chairman and CEO of the Handler Family Foundation, a non-profit organization that focuses on philanthropic areas, including providing four-year all-inclusive fully paid college educations each year to 15 of the most talented and deserving students coming from challenging backgrounds and circumstances. The Foundation also works to protect the environment by protecting endangered species, primarily endangered wolves.
Mr. Handler also serves as Co-Chair of the Employee Resource Group Council at Jefferies.
Education
Mr. Handler received an M.B.A. from Stanford University and a B.A. in Economics (magna cum laude, High Distinction) from the University of Rochester, where he now serves as Chair Emeritus of the Board of Trustees.

2026 Proxy Statement	17

Corporate Governance Matters

Yoshihiro
Hyakutome

SMBC GROUP DEPUTY PRESIDENT,
EXECUTIVE OFFICER, AND CO-HEAD OF
GLOBAL BUSINESS UNIT

Committees
•
None
RELEVANT SKILLS
•
Audit & Financial Expertise
•
Corporate Strategy & Business Development
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Global Business & Operations
•
Executive Leadership & Management
•
Mergers & Acquisitions
•
Risk Oversight

Key QUALIFICATIONS
Mr. Hyakutome is standing for election at the Annual Meeting. The Strategic Alliance between Jefferies and Sumitomo Mitsui Financial Group, Inc. (“SMFG”), Sumitomo Mitsui Banking Corporation (“SMBC”), SMBC Nikko Securities Inc., and SMBC Nikko Securities America Inc. (collectively, the “SMBC Group”), first announced in 2021 and then further expanded in 2023, 2024 and 2025, is becoming increasingly operational. With the Strategic Alliance partners preparing for the Japan equities joint venture commencing operations in January 2027, SMBC Group determined to have the Co-Head of its Global Business Unit become an active member of the Jefferies Board. Mr. Hyakutome’s leadership experience and significant background in corporate banking, structured finance, and business development qualify him for service on our Board.
PROFESSIONAL HIGHLIGHTS
Mr. Hyakutome joined SMBC in 1988 and has served as the Deputy President Executive Officer, Co-Head of Global Business Unit of SMBC Group since April 2025. In April 2024, Mr. Hyakutome was appointed Co-Head of Global Banking, SMBC and Co-Head of Global Business Unit of SMFG. In April 2022, Mr. Hyakutome was appointed Senior Managing Executive Officer, Group Chief Compliance Officer of SMBC Group. Prior to this assignment, he was CEO of SMBC Americas Division from April 2019 to March 2022, and he was Deputy Head of the Asia Growing Markets Division, SMBC Group from April 2018 to March 2019 and was based in Jakarta, Indonesia. Mr. Hyakutome was based in Tokyo between 2011 and 2017 where he was General Manager of SMBC’s Head Office departments.
Mr. Hyakutome was based in New York from 1993 until 2011, and held managerial positions in the special credit, corporate finance, structured finance, and leasing finance departments.
OTHER ENGAGEMENTS
Mr. Hyakutome has served as a director on the Board of Asian Bankers Association since July 2024. He is also a director of SMBC Aviation Capital Limited since April 2024. Previously, Mr. Hyakutome has served as a director of SMBC from 2022–2024, JRI America Inc. from 2019–2022, SMBC Rail Services LLC from 2019–2022 and SMBC America Holdings, Inc. from 2021–2022.
EDUCATION
Mr. Hyakutome graduated with a B.A. from Osaka University of Foreign Studies and received an M.B.A. from Northwestern University.

18	Jefferies Financial Group

Corporate Governance Matters

Thomas W. Jones

Independent
Director

Director since 2022

Committees
•
Audit
•
Culture and Community
•
Nominating and Corporate Governance
•
Risk and Liquidity Oversight (Chair)
Relevant Skills
•
Audit & Financial Expertise
•
Corporate Strategy & Business Development
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Global Business & Operations
•
Executive Leadership & Management
•
Mergers & Acquisitions
•
Risk Oversight

Key Qualifications
Mr. Jones has a proven track record as a business leader with significant background in the financial services industry. His experience in senior leadership positions along with serving on the boards of directors of private and public companies, as well as educational institutions, qualifies him for service on our Board.
Professional Highlights
Mr. Jones was Founder and Senior Partner of TWJ Capital, an investment firm, from 2005 until his retirement in December 2024. Mr. Jones is former Chairman and Chief Executive Officer of Global Investment Management at Citigroup and former Chairman and Chief Executive Officer of Citigroup Asset Management with approximately $500 billion assets under management. Mr. Jones was appointed asset management CEO in August 1997, and sector CEO in August 1999, and continued in that capacity until October 2004. This business sector included Citigroup Asset Management, Citigroup Alternative Investments, Citigroup Private Bank and Traveler’s Life & Annuity.
Prior to joining Citigroup, Mr. Jones was Vice Chairman and Director of TIAA-CREF since 1995, President and Chief Operating Officer from 1993 to 1997 and Executive Vice President and Chief Financial Officer from 1989 to 1993. Mr. Jones was Senior Vice President and Treasurer and held other positions with John Hancock Mutual Life Insurance Company from 1982 to 1989 and spent the previous eleven years in public accounting and management consulting primarily with “Big 8” public accounting firm Arthur Young & Company (predecessor firm to Ernst & Young). Mr. Jones is a Certified Public Accountant.
Other Engagements
Mr. Jones is a Director of Assured Guaranty Ltd. and serves on their Audit, Compensation and Nominating and Corporate Governance Committees. Mr. Jones is Trustee Emeritus of Cornell University and Trustee of Episcopal Church Pension Group. Past board positions include Vice Chairman of Federal Reserve Bank of New York and director of Altria Group, Freddie Mac, Fox Entertainment Group, Travelers Group, Pepsi Bottling Group, TIAA-CREF, Eastern Enterprises, Thomas & Betts Corporation, Howard University, Investment Company Institute and Economic Club of New York.
Education
Mr. Jones holds Bachelor of Arts and Masters of Science degrees from Cornell University and a Masters of Business Administration degree from Boston University. Mr. Jones has been awarded honorary doctoral degrees by Howard University, Pepperdine University and College of New Rochelle.
Mr. Jones has been designated Board Leadership Fellow by the National Association of Corporate Directors.

2026 Proxy Statement	19

Corporate Governance Matters

Jacob M. Katz

Independent
Director

Director since 2018

Committees
•
Audit (Chair)
•
Culture and Community
•
Risk and Liquidity Oversight
Relevant Skills
•
Audit & Financial Expertise
•
Corporate Strategy & Business Development
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Global Business & Operations
•
Executive Leadership & Management
•
Mergers & Acquisitions
•
Risk Oversight

Key Qualifications
Mr. Katz, a director of Jefferies since 2018, Jefferies Group from September 2016 until its merger with Jefferies in November 2022 and Jefferies International Limited (our UK business) since November 2017, brings broad and extensive oversight to our financial services business as a result of his executive management and leadership skills gained as the national managing partner and global leader of a financial accounting firm, as well as his extensive financial knowledge and experience. His additional experience serving on the boards of directors and committees of both public and private companies, including audit committees and a finance committee, qualifies him for service on our Board.
Professional Highlights
Mr. Katz was the national managing partner and global leader of financial services at Grant Thornton LLP, a member firm of one of the world’s leading organizations of independent audit, tax and advisory firms, from 2013 until his retirement in July 2016. Mr. Katz was employed by Grant Thornton for nearly 40 years, during which time he led Grant Thornton’s financial services practice for approximately 20 years. He held various other leadership roles at Grant Thornton, including as the Northeast region managing partner from 2010 to 2013, as the New York office managing partner from 2003 to 2013 and as a member of the firm’s partnership board from 1999 to 2012, holding the title of chairman of the board for much of that time.
Other Engagements
Mr. Katz chairs the Risk Committee and also serves as a member of the Audit, Nominations and Remuneration Committees of Jefferies International Limited. He served on the board of Herc Holdings Inc., a NYSE listed equipment rental supplier for five years, and was the Audit Committee Chair at the company for part of his term.
Mr. Katz is an advisor to private companies, including a Board Advisor of a data solutions and protection company, and has served on the boards of various not for profit organizations. Mr. Katz is a member of The National Association of Corporate Directors. Mr. Katz also served for a number of years on the Global Public Policy Committee (GPPC) Bank Working Group, the global forum of representatives from the six largest international accounting networks.
Education
Mr. Katz is a C.P.A. and received an M.B.A. in taxation from the City University of New York and a B.A. in accounting from Brooklyn College.

20	Jefferies Financial Group

Corporate Governance Matters

Michael T. O’Kane

Independent
Director

Director since 2013

Committees
•
Compensation
•
Nominating and Corporate Governance
Relevant Skills
•
Audit & Financial Expertise
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Executive Leadership & Management
•
Risk Oversight

Key Qualifications
Mr. O’Kane’s years as a director of Jefferies Group from January 2006 through April 2014, and again from 2018 until its merger with Jefferies in November 2022, and as a director of Jefferies since 2013, as well as his managerial and investing experience in the financial sector, particularly in the area of asset management, brings oversight to our merchant banking and financial services businesses. His additional experience serving on the boards of directors and committees of both public and private companies qualifies him for service on our Board.
Professional Highlights
From 1986 to 2004, Mr. O’Kane served in various capacities for TIAA, first as a Managing Director – Private Placements from 1986 to 1990, then as Managing Director – Structured Finance from 1990 to 1996 and finally as Senior Managing Director – Securities Division from 1996 to 2004, when he was responsible for approximately $120 billion of fixed income and $3.5 billion of private equity assets under management.
Other Engagements
Mr. O’Kane served on the Board of Directors of Assured Guaranty, until his retirement in May 2022. During his tenure at Assured Guaranty, he served on its Audit Committee, as Chair of its Finance Committee and as a member of its Risk Oversight Committee. In addition, Mr. O’Kane served on the Board of Trustees of Scholarship America, a non-profit company engaged in providing scholarships for young students to attend college, from 2001 to 2006. Mr. O’Kane was also the Chief Financial Officer of Motor Coils Manufacturing Company during 1984 and 1985.
Education
Mr. O’Kane received an M.B.A. in Finance from Rutgers Graduate School of Business and an A.B. in Economics from Lafayette College.

2026 Proxy Statement	21

Corporate Governance Matters

Joseph S.
Steinberg

Chairman

Director since 1978

Committees
•
None
RELEVANT SKILLS
•
Audit & Financial Expertise
•
Corporate Strategy & Business Development
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Global Business & Operations
•
Executive Leadership & Management
•
Mergers & Acquisitions
•
Risk Oversight

Key Qualifications
Our Chairman, with 47 years of executive leadership experience and ownership of approximately 10% of Jefferies common stock, has the requisite managerial and investing experience necessary to continue as one of our senior executives. Beginning in 2008, Mr. Steinberg served as a director of the legacy Jefferies Group and continued after the merger with Leucadia National Corporation in 2013, until today. His extensive experience with our portfolio companies and investments and experience on boards of directors and committees of both public and private companies qualifies him for service on our Board.
Professional Highlights
Mr. Steinberg has served as a director since December 1978, our Chairman since March 2013 and was our President from January 1979 until March 2013.
Other Engagements
Mr. Steinberg serves on the Board of Directors of Crimson Wine Group, Ltd., which was spun off to our shareholders in February 2013. Mr. Steinberg serves as a director of Vitesse Energy, Inc., which was spun off to our shareholders in January 2023. Mr. Steinberg served on the Board of Directors of Pershing Square Tontine Holdings, Ltd, a special-purpose acquisition company, from July 2020 until 2022.
Previously, he served as our representative as a board member at HRG Group from 2014 to 2018, HomeFed Corporation and Spectrum Brands Holdings, Inc. through 2019 and Fidelity & Guaranty Life from 2015 to 2017.
Education
Mr. Steinberg received an M.B.A. from Harvard Business School and an A.B. in Government from New York University.

22	Jefferies Financial Group

Corporate Governance Matters

Melissa V. Weiler

Independent
Director

Director since 2021

Committees
•
Audit
•
Compensation (Co-Chair)
•
Risk and Liquidity Oversight
Relevant Skills
•
Audit & Financial Expertise
•
Corporate Strategy & Business Development
•
Corporate Governance
•
Ethics/Social Responsibility Oversight
•
Financial Services
•
Executive Leadership & Management
•
Mergers & Acquisitions
•
Risk Oversight

Key Qualifications
Ms. Weiler has almost four decades of experience in the credit markets and is a strategic thinker and business leader. Ms. Weiler’s business background in senior management positions and experience serving on the boards of directors and committees of other public and private companies, including nominating and corporate governance, compensation and audit committees, qualifies her for service on our Board.
Professional Highlights
Ms. Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020 and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010 and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006.
Other Engagements
Ms. Weiler serves as a director of the Board of Blue Owl’s five business development companies: Blue Owl Capital Corporation, a NYSE listed specialty finance company that provides direct lending solutions to middle market companies, Blue Owl Technology Finance Corporation, a NYSE listed specialty finance company focused on making debt and equity investments to technology related companies, Blue Owl Capital Corporation II, Blue Owl Technology Income Corp. and Blue Owl Core Income Corp. Ms. Weiler is also a member of the Nominating and Corporate Governance and Audit Committees for all five Blue Owl boards as well as a member of the Compensation Committee for Blue Owl Capital Corporation and Blue Owl Technology Finance Corporation. Ms. Weiler also served on the Board and was a member of the Audit, Compensation, and Nominating and Corporate Governance Committees of Blue Owl Capital Corporation III until its merger with Blue Owl Capital Corporation in January 2025.
Ms. Weiler is a member of the Cedars-Sinai Board of Governors.
Education
Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania.

2026 Proxy Statement	23

Corporate Governance Matters
Board Skills & Experience Matrix

	Linda Adamany	Robert Beyer	Matrice Ellis Kirk	Brian Friedman	MaryAnne Gilmartin	Richard Handler	Yoshihiro Hyakutome	Thomas Jones	Jacob Katz	Michael O’Kane	Joseph Steinberg	Melissa Weiler
Skills & Experience
Audit & Financial Expertise	•	•		•	•	•	•	•	•	•	•	•
Corporate Strategy & Business Development	•	•	•	•	•	•	•	•	•		•	•
Corporate Governance	•	•	•	•	•	•	•	•	•	•	•	•
Ethics/Social Responsibility Oversight	•	•	•	•	•	•	•	•	•	•	•	•
Financial Services (Incl. Asset Management & Investment Banking)	•	•	•	•	•	•	•	•	•	•	•	•
Global Business & Operations	•	•		•		•	•	•	•		•
Executive Leadership & Management	•	•	•	•	•	•	•	•	•	•	•	•
Mergers & Acquisitions	•	•		•		•	•	•	•		•	•
Risk Oversight	•	•	•	•	•	•	•	•	•	•	•	•
Tenure
Years on Board	12	13	5	13	7	13	—	4	7	13	47	5
Gender
Male
Female

24	Jefferies Financial Group

Corporate Governance Matters

THE BOARD’S RISK OVERSIGHT
Our Board of Directors is responsible for the general oversight of all matters that affect us, including the myriad risks impacting Jefferies. Our Board fulfills its oversight role through the operations of its various committees. Our Board receives periodic reports on its committees’ activities.

To increase the scope of the Board’s risk oversight responsibilities, Jack Katz, the Chair of our Audit Committee, and
Linda Adamany, our Independent Lead Director and the Chair of our Nominating and Corporate Governance Committee, also serve on the Board of Jefferies International Limited to give them greater visibility and insights regarding our global operations.

AUDIT COMMITTEE

Our Board’s Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Audit Committee receives reports from our Chief Financial Officer, our internal audit department and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, internal control over financial reporting, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions. The Audit Committee also reviews the audit plan, including the risk-based approach to its development. Our Audit Committee also oversees our Related Person Transaction Policy.

RISK AND LIQUIDITY OVERSIGHT COMMITTEE

Our Board’s Risk and Liquidity Oversight Committee assists the Board in its oversight of the Company’s enterprise risk management, and capital, liquidity and funding guidelines and policies. Risk assessment and risk management are the responsibility of the Company’s management. The Committee’s responsibility is one of oversight and review. The Committee reviews and approves annually the Company’s risk management framework and overarching risk appetite statements. The Committee also reviews the Company and its business units’ major risk exposures, including exposure to cybersecurity risk and the Company’s plans and programs to mitigate and respond to IT, AI, cybersecurity, and privacy risks and data breaches, as well as the steps management has taken to monitor and control such exposures. The Committee also reviews reports regarding significant new product risks, emerging risks and regulatory matters.

CULTURE AND COMMUNITY COMMITTEE

Our Board’s Culture and Community (“CAC”) Committee provides oversight and input to our management on risks, policies and strategies related to sustainability, climate change, corporate social responsibility and inclusion. The Committee monitors our performance with respect to these matters, as well as our progress against our Corporate Social Responsibility Principles. In performing this oversight role, the Committee considers our continuing commitment to sustainable economic development and the impact our businesses have on the world. The Committee also has oversight responsibility for our efforts to foster inclusion internally at Jefferies and externally in the communities in which we operate.

2026 Proxy Statement	25

Corporate Governance Matters
Board Structure
Lead Director Position and Duties
Ms. Adamany has been our Independent Lead Director of the Board since March 28, 2022.

OUR CORPORATE GOVERNANCE GUIDELINES PROVIDE THAT OUR LEAD DIRECTOR:

Presides at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent members of the Board, and has the authority to call meetings of the independent members of the Board

Serves as liaison between the Chairman of the Board and the independent members of the Board, and provides the Chairman of the Board, the Chief Executive Officer, and the President with feedback from executive sessions of the independent members of the Board

Reviews and approves the information to be provided to the Board

Reviews and approves meeting agendas and coordinates with management to develop such agendas

Approves meeting schedules to assure there is sufficient time for discussion of all agenda items

If requested by major shareholders, ensures that he or she is available for consultation and direct communication

Interviews, along with the chair of the Nominating and Corporate Governance Committee, all Board candidates and makes recommendations to the Nominating and Corporate Governance Committee and the Board

Provides input relating to the membership of various Committees of the Board and the selection of the Chairs of such Committees

Consults with the Chairs of each Board Committee and solicits their participation in performing the duties described above

Performs such other functions and responsibilities as requested by the Board from time to time

Director Independence
In accordance with our Corporate Governance Guidelines, available on our website, www.Jefferies.com, our Board undertook its annual review of director independence. During this review, our Board considered all transactions and relationships between us and each nominee for director or any member of such person’s immediate family. The purpose of this review is to determine whether any relationship or transaction is considered a “material relationship” that would be inconsistent with a determination that a director is independent.
Other than the SMBC Group nominee, our Board affirmatively determined that each of our non-employee director nominees is independent with respect to board service and service on each of the committees on which they sit. In making this determination, our Board reviewed the corporate governance rules of the NYSE, the principal exchange on which our shares are traded, and considered commercial, charitable, family and other relationships that directors or members of their immediate family have or have had with us. In addition, for our Audit Committee members, our Board also considered the requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for our Compensation Committee members, the requirements of Rule 303A.05 of the NYSE Listed Company Manual.
Our Board also considered that certain Board members share directorships on unaffiliated third-party boards, and has determined that these relationships are not material relationships and, therefore, do not affect our Board’s determination of director independence.
26	Jefferies Financial Group

Corporate Governance Matters
Executive Sessions
Our independent directors meet regularly in executive session outside the presence of management. No formal Board action may be taken at any executive session. Our Independent Lead Director presides over each executive session and has the authority to call such meetings.
Directors and Board Committees
Our Board has standing Audit, Compensation, Culture and Community, Nominating and Corporate Governance, and Risk and Liquidity Oversight Committees, each of which has adopted a written charter that is available on our website at www.Jefferies.com.
With the Strategic Alliance between Jefferies and SMBC Group becoming increasingly operational and with the Strategic Alliance partners preparing for the Japan equities joint venture commencing operations in January 2027, Mr. Nakashima will serve on the Board until the end of the term, and the Board has unanimously approved adding Mr. Hyakutome to the director nominee slate as his replacement.

Board of Directors

All of our director nominees then serving at the 2025 Annual Meeting of Shareholders attended at least 75% of the meetings of our Board of Directors and Committees on which they served during fiscal 2025.

All of our Board members then serving attended our 2025 Annual Meeting, although we do not have a policy requiring director attendance.
KEY RESPONSIBILITIES
•  Evaluate our performance, plans and prospects
•  Supervise and direct the management of the Company in the interest and for the benefit of our shareholders
•  Manage succession planning of our executives
•  Designate Board committee members
•  Oversee additional risks related to human capital management

EIGHTEEN MEETINGS IN FISCAL 2025 BOARD OF DIRECTORS CHAIR Joseph S. Steinberg INDEPENDENT LEAD DIRECTOR Linda L. Adamany MEMBERS IN FISCAL 2025
Linda L. Adamany Robert D. Beyer Matrice Ellis Kirk Brian P. Friedman MaryAnne Gilmartin Richard B. Handler	Thomas W. Jones Jacob M. Katz Toru Nakashima Michael T. O’Kane Joseph S. Steinberg Melissa V. Weiler

2026 Proxy Statement	27

Corporate Governance Matters

Audit Committee

Our Board’s Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit our financial statements. The Audit Committee has appointed Deloitte & Touche LLP (Deloitte) as our independent external auditor for fiscal 2026. This will be Deloitte’s ninth consecutive year auditing the Company.
The Audit Committee is responsible for the audit fee negotiations associated with our retention of Deloitte. To assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm.
In conjunction with the mandated rotation of our audit firm’s lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of our audit firm’s new lead engagement partner.
The members of the Audit Committee and our Board believe that the retention of Deloitte to serve as our independent external auditor is in the best interests of Jefferies and our shareholders.
At the conclusion of each regular session of the Audit Committee, the Committee conducts an executive session with Internal Audit representatives and then with representatives of Deloitte, after which the Committee conducts an executive session among only independent directors.
KEY RESPONSIBILITIES
•  Oversee our financial statements, internal audit function and internal control over financial reporting
•  Oversee our independent auditors and our audit, approve all services to be provided by our independent auditors and determine whether to retain or terminate our independent auditors
•  Assist our Board and management with oversight of legal and regulatory compliance
•  Oversee compliance with our Code of Business Practice
•  Prepare the Audit Committee Report required under SEC rules
•  Establish procedures for managing complaints about accounting, internal accounting controls or auditing matters
•  Review and approve related-person transactions

EIGHT MEETINGS IN
FISCAL 2025
CHAIR
Jacob M. Katz
MEMBERS
Adamany, Jones, Katz, Weiler

Our Board determined that each member of the Audit Committee, including Mr. Katz, the Chairman, is qualified as an audit committee financial expert within the meaning of regulations of the SEC, thereby satisfying the financial literacy and accounting or related financial management expertise requirements of the listing standards of the NYSE.

28	Jefferies Financial Group

Corporate Governance Matters

Compensation Committee

Among other responsibilities, our Compensation Committee considers whether our compensation policies and practices properly reward employees for prudent risk taking. Our Compensation Committee has determined that our compensation policies and practices are reasonably designed for the benefit of our stakeholders. Our Compensation Committee members were never employed by us nor served as an officer for us. During fiscal 2025, none of our executive officers served on any compensation committee or other board committee performing equivalent functions of another entity, one of whose executive officers was a member of our Board of Directors or a member of our Compensation Committee.
Mr. Beyer and Ms. Weiler were appointed Co-Chairs of the Compensation Committee, effective January 8, 2025.
KEY RESPONSIBILITIES
•  Set the compensation of our executive officers
•  Review and approve corporate goals and objectives relevant to the compensation of our executive officers, evaluate their performance and approve their compensation payout
•  Oversee senior management in establishing our general compensation philosophy and oversee the development and implementation of executive compensation programs, including our incentive compensation plans and equity-based plans
•  Oversee regulatory and legal compliance with respect to executive compensation matters
•  Administer and interpret any policy relating to the recovery of incentive-based compensation awarded to executive officers
•  Retain, evaluate and review the advice of the Compensation Committee’s independent compensation consultant
•  Review annually executive peer group compensation information of comparable Companies
•  Prepare the Compensation Committee Report and approve the “Compensation Discussion and Analysis” on pages 40–64

TWO MEETINGS IN FISCAL 2025 CO-CHAIRS Robert D. Beyer Melissa V. Weiler MEMBERS Beyer, Gilmartin, O’Kane, Weiler
2026 Proxy Statement	29

Corporate Governance Matters

Culture and Community Committee

The Culture and Community Committee oversees the environmental, governance and social matters arising from our business, as well as how Jefferies fosters inclusion in the workforce and helps to address social issues in the communities in which we operate. The Committee reviews how management takes all such matters into account as they lead our operations.
KEY RESPONSIBILITIES
•  Provide oversight and input to our management on risks, policies and strategies related to sustainability, climate change, corporate social responsibility, corporate culture, corporate governance (together with the Nominating and Corporate Governance Committee) and human capital (together with the Compensation Committee)
•  Consider and provide input to management on social, political and environmental trends in public policy, regulation and legislation and consider additional corporate social responsibility actions in response to such issues
•  Monitor our progress against our Corporate Social Responsibility Principles
•  Review the Company’s significant human capital strategies and initiatives designed to promote inclusion, encourage career development, and support related health and safety matters
•  Provide input to the Nominating and Corporate Governance Committee regarding Board inclusion initiatives
•  Oversee and evaluate management’s efforts to mitigate our impact on environmental and social issues
•  Oversee and evaluate management’s efforts to advance its goals and objectives relating to culture and community, and work with outside consultants on such topics
•  Oversee and evaluate management’s efforts to react and respond to social issues affecting Jefferies and the communities in which we operate

ONE MEETING IN FISCAL 2025 CHAIR MaryAnne Gilmartin MEMBERS Adamany, Ellis Kirk, Gilmartin, Jones, Katz

30	Jefferies Financial Group

Corporate Governance Matters

Nominating and Corporate Governance Committee

A key function of our Nominating and Corporate Governance Committee is to assist our Board by identifying qualified Board candidates and recommending candidates to our Board who will be instrumental to our growth and success. As noted earlier, the Committee takes into consideration such factors as it deems appropriate, which may include:
•
Judgment, skill, experience with businesses and other organizations of comparable size
•
The interplay of the candidate’s experience with the experience of other Board members
•
Extent to which the candidate would be a desirable addition to our Board and its Committees
To identify and recruit qualified candidates for the Board, the Nominating and Corporate Governance Committee has previously utilized the services of professional search firms and/or sought referrals from other members of the Board, management, stockholders and other sources. After conducting an initial evaluation of a candidate, one or more members of the Nominating and Corporate Governance Committee will interview that candidate if the committee believes the candidate might be suitable to be a director and may ask the candidate to meet with other directors and management. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board of Directors that candidate’s election.

Our Nominating and Corporate Governance Committee will review all candidates for director (including nominees for director pursuant to our proxy access bylaw) in the same manner, regardless of the source of the recommendation. Candidates recommended by our shareholders will be considered in accordance with the requirements for such recommendations. See “Important Information for our Shareholders — Shareholder Proposals and Director Nominations for 2027” for additional details.
KEY RESPONSIBILITIES
•
Recommend individuals to our Board for nomination, election or appointment as members of our Board
•
Oversee the evaluation and refreshment of Board
•
Oversee the evaluation and succession planning of management
•
Establish and oversee our corporate governance and compliance with our corporate governance guidelines
•
Review and recommend to our Board any changes in director compensation

ONE MEETING IN FISCAL 2025 CHAIR Linda L. Adamany MEMBERS Adamany, Ellis Kirk, Gilmartin, Jones, O’Kane
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Corporate Governance Matters

Risk and Liquidity Oversight Committee

The Risk and Liquidity Oversight Committee assists the Board in its oversight of the Company’s enterprise risk management, and capital, liquidity and funding guidelines and policies.
Risk assessment and risk management are the responsibility of the Company’s management. The Committee’s responsibility is one of oversight and review.
KEY RESPONSIBILITIES
•  Oversee Enterprise Risk Management
•  Review and approve annually the Company’s risk management framework and overarching risk appetite statements
•  Review at least quarterly the major risk exposures of the Company and its business units and the steps management has taken to monitor and control such exposures
•  Receive and review reports, as necessary and appropriate, from management, including the Company’s Chief Risk Officer, Treasurer, Head of Internal Audit and Chief Information Officer
•  Receive and review reports, as necessary and appropriate, regarding significant new product risks, emerging risks and regulatory matters related to the Committee’s authority, duties and responsibilities
•  Review periodically the Company’s business continuity planning
•  Receive and review reports, at least semi-annually, regarding the Company’s exposure to cybersecurity risk and the Company’s plans and programs to mitigate and respond to IT, cybersecurity, AI and privacy risks and data breaches
•  Oversee capital, liquidity and funding planning
•  Review and approve annually (and periodically when material changes are proposed) the Company’s capital, liquidity and funding guidelines and policies
•  Review, at least quarterly, the Company’s capital, liquidity and funding strategy and planning and steps management has taken to manage capital, liquidity and funding against established risk methodologies
•  Review, at least quarterly, the Company’s capital adequacy

FOUR MEETINGS IN FISCAL 2025 CHAIR Thomas W. Jones MEMBERS Beyer, Ellis Kirk, Gilmartin, Jones, Katz, Weiler
32	Jefferies Financial Group

Corporate Governance Matters
Board Practices, Processes and Policies
Corporate Governance Best Practices
We continuously monitor corporate governance best practices and over the years have made enhancements to strengthen our Board’s independence, reinforce robust risk oversight and bolster alignment, communication and transparency with our shareholders.

CORPORATE SOCIAL
RESPONSIBILITY PRINCIPLES

We are committed to social responsibility, charging management with implementing a process to evaluate our corporate conduct in light of our published Corporate Social Responsibility Principles, which can be found on www.jefferies.com.

ENTERPRISE-WIDE OVERSIGHT

The Chairs of our Audit Committee and Nominating and Corporate Governance Committee (Jack Katz and Linda Adamany) also serve on the board of Jefferies International Limited (our UK entity), serving, respectively, on the Audit, Nominations and Remuneration Committees (Katz) and the Audit, Nominations, Risk and Remuneration Committees (Adamany).

CULTURE AND COMMUNITY COMMITTEE

Our Board’s Culture and Community Committee oversees the Company’s formal Sustainability assessment, enhancement of our Sustainability reporting and disclosures, and establishment of Culture and Community roles and responsibilities. The Committee has overseen the measurement and reporting of our Scope 1, Scope 2 and certain Scope 3 emissions to inform future carbon reduction goals. In addition, the Committee oversees Jefferies’ efforts to foster a an inclusive workforce and its efforts to help address social issues outside Jefferies.
SHAREHOLDER PROXY ACCESS Our shareholders are able to include director nominations in our annual Proxy Statement. The features of our by-laws reflect standard market practice, including:
RISK AND LIQUIDITY
OVERSIGHT COMMITTEE

Our Risk and Liquidity Oversight Committee monitors major risk exposures, including, among others, investment risk, capital risk, funding risk, liquidity risk, IT, cybersecurity, AI and privacy risk, new product and business risk, legal and regulatory risk, environmental risk and reputational risk.

MINIMUM HOLDING PERIODS OF
VESTED EQUITY

We maintain holding periods requiring our CEO and President to hold at least 75% of after-tax shares until the expiration of three years after vesting or until retirement (50% of after-tax shares for all other named executive officers).

INDIVIDUAL DIRECTOR ASSESSMENTS

Our annual Board evaluation process requires individual director assessments, administered by the Chair of the Nominating and Corporate Governance Committee.

BOARD AND COMMITTEE ASSESSMENTS

The Board conducts an annual self- evaluation of its performance and the Audit, Compensation, Culture and Community, Nominating and Corporate Governance, and the Risk and Liquidity Oversight, Committees each conduct an annual self-evaluation on committee performance and the performance of each individual director.

3% for three years Shareholders holding 3% of our outstanding shares for three years may nominate candidates

20% of the Board • Shareholders can aggregate up to 20 holders to meet ownership requirement • Shareholders may nominate at least two candidates (or up to 20% of the size of our Board if greater)

Shareholder-submitted nominations that satisfy the requirements in our by-laws are included in our Proxy Statements

CEO AND PRESIDENT STOCK OWNERSHIP GUIDELINES

Our ownership guidelines for our CEO and President require each to accumulate an ownership position in our equity securities with a value equal to at least ten times the executive’s salary.

CEO AND PRESIDENT EVALUATIONS

We maintain a performance evaluation process for our CEO and President that includes self-evaluations and evaluations by the Board and Compensation Committee.

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Corporate Governance Matters

APPOINTMENT OF INDEPENDENT LEAD DIRECTOR

We have an Independent Lead Director whose responsibilities are clearly delineated in our Corporate Governance Guidelines.

CLAWBACK POLICY

We maintain a policy required by the rules of NYSE, providing that, subject to certain exemptions provided by the NYSE rules, if we are required to restate our financial results due to material noncompliance with financial reporting requirements under the securities laws, the Compensation Committee will seek recovery of any cash- or equity-based incentive compensation (including vesting and unvested equity) paid or awarded to an executive officer, to the extent the compensation was based on erroneous financial data and exceeded what would have been paid under the restatement.

SHAREHOLDER ENGAGEMENT

We engage in rigorous shareholder outreach to better understand shareholder concerns and determine the best path to constructively respond to them. For more information on shareholder engagement in connection with our executive compensation program, see “Executive Compensation — Compensation Discussion and Analysis — Our Say-on-Pay Vote Journey.”

MAJORITY VOTING

We require majority voting in connection with uncontested director elections and maintain a director resignation policy.

PROHIBITION ON HEDGING

We prohibit the hedging of our shares and other securities by our directors, executives and all other employees.

INCREASED DIRECTOR STOCK OWNERSHIP GUIDELINES

Our Corporate Governance Guidelines require each director within five years of joining our Board to accumulate an ownership position in our equity securities with a value equal to five times the director’s annual cash retainer (an increase from the prior requirement of three times the director’s annual cash retainer).

BOARD REFRESHMENT

We take an ongoing approach to Board refreshment, and four of our current twelve directors were added to the Board in the last five years, encouraging fresh perspectives and providing the right set of skills and experience.

Additional information about changes to our compensation policies and practices is contained in the “Compensation Discussion and Analysis” section of this Proxy Statement.
Majority Voting and Director Resignation Policy
Our by-laws require that each director in an uncontested election be elected by the affirmative vote of a majority of the votes cast with respect to such director. Our Corporate Governance Guidelines include a director resignation policy, which provides that, in an uncontested election of directors, any incumbent director nominee who does not receive the affirmative vote of a majority of the votes cast is required to promptly tender his or her resignation to our Board of Directors. A director nominee will have failed to receive the affirmative vote of a majority of votes cast if the number of “against” votes in respect of such director nominee’s election exceeds the number of votes “for” such director nominee’s election (excluding abstentions and broker non-votes). An election is considered “uncontested” if the number of director nominees does not exceed the number of directors to be elected.
Our Board will decide, after considering the recommendation of the Nominating and Corporate Governance Committee, whether to accept or reject a tendered resignation. The nominee in question will be recused from the recommendation or decision-making process. Our Board’s explanation of its decision will be publicly disclosed within 90 days from the date of publication of the election results. The Nominating and Corporate Governance Committee and our Board of Directors may consider any factor deemed appropriate during this process.
Policy Prohibiting Insider Trading and Related Procedures
We maintain an insider trading policy governing the purchase, sale and other dispositions of our shares by directors, officers and employees. A copy of the insider trading policy is filed as an exhibit to our Annual Report on Form 10-K.
34	Jefferies Financial Group

Corporate Governance Matters
Related Person Transaction Policy
Our Board has adopted a written policy for the review, approval and ratification of transactions that involve related persons and potential conflicts of interest. Our Related Person Transaction Policy applies to the following Related Persons: each of our directors and executive officers, any security holder who is known to own more than five percent of our shares, any immediate family member of any of the foregoing persons, any entity of which one of our directors or executive officers is a director or officer (other than when serving at our request), and any entity of which one of our directors or executive officers has a substantial financial interest (other than through us). Under our Related Person Transaction Policy, a covered transaction includes a transaction or arrangement involving a Related Person in which we are a participant and which would require disclosure in our filings with the SEC as a transaction with a Related Person.
Under our Related Person Transaction Policy, Related Persons must disclose to the Audit Committee any potential covered transaction and must disclose all material facts with respect to such interest. All covered transactions will be reviewed by the Audit Committee and, in its discretion, approved or ratified. In determining whether to approve or ratify such a transaction, the Audit Committee will consider the relevant facts and circumstances which may include factors such as the relationship of the Related Person with us, the materiality or significance of the transaction to us and the Related Person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to us on an arm’s length basis and the impact of the transaction on our business and operations.
Certain Transactions
Prior to the combination of Jefferies and Jefferies Group in 2013, Jefferies Group invested in certain private equity funds (Private Equity Funds) managed by companies controlled by Mr. Friedman and the management companies of the Private Equity Funds (Fund Managers). The Private Equity Funds have not made new investments in over ten years and are close to full liquidation. The Fund Managers serve as the investment advisers of the Private Equity Funds and have varying profit participations and other interests in those funds. Mr. Friedman founded the business of the Fund Managers in 1994, seven years before he became associated with Jefferies Group, and the then-Board of Jefferies Group approved these arrangements years before the consummation of our transaction with Jefferies Group. As of November 30, 2025, Jefferies had investments in the Private Equity Funds of $2.8 million and a remaining undrawn investment commitment of $9.7 million, which is not expected to be drawn. Jefferies also had an investment in the Fund Managers of $25,400 and a remaining undrawn investment commitment of $26,100 as of November 30, 2025. Mr. Friedman, our President, had remaining investments of $1.0 million in the Private Equity Funds and $29,200 in the Fund Managers as of November 30, 2025. We employ two former employees of the Fund Managers who continue to partially work for the Fund Managers under an arrangement Jefferies Group originally entered into with Mr. Friedman and a Fund Manager in 2005 and a related agreement we entered into during 2014. In fiscal year 2025, the Fund Manager reimbursed us approximately $75,400 for the direct and indirect costs attributed to these employees’ work performed for the Fund Managers.
We have employed Thomas E. Tarrant, the brother-in-law of our Chief Executive Officer, as Managing Director, Marketing since 1997, three years before Mr. Handler was appointed CEO of the predecessor entity Jefferies Group. For his services during fiscal year 2025, Mr. Tarrant was paid $282,512.
We have also employed Michael Cagno, the brother of our Controller and Principal Accounting Officer, as Senior Vice President, Information Technology since 2011. For his services during fiscal year 2025, Michael Cagno was paid $341,000.
In February 2025, Mr. Friedman committed to invest $15 million in the initial closing of Jefferies Direct Lending Fund III LP, a fund managed by Jefferies Credit Partners. As of November 30, 2025, Mr. Friedman had invested $2.25 million of his $15 million commitment, with the remaining undrawn commitment available to be called by the fund during its investment period. Jefferies Credit Partners is a wholly owned subsidiary of Jefferies Finance. Mr. Friedman received no favorable treatment for the investment relative to other employee participants and his terms were no better than other employee participants in the fund.
2026 Proxy Statement	35

Corporate Governance Matters
In March 2025, Mr. Friedman invested $1.0 million of equity in a CLO structured by Jefferies LLC. Mr. Friedman received no favorable treatment for the investment and his terms were no better than other minority investors in the tranche.
In May 2025, Jefferies invited certain employees to purchase preferred shares of Western LNG alongside Jefferies’ additional capital commitment. The price of such preferred shares were the same Jefferies paid, and Mr. Handler invested $1 million, Mr. Friedman invested $2 million, and Mr. Sharp invested $250,000. The terms of these investments were identical to those offered to all other employee participants, and none represented a controlling interest in Western LNG.
In October 2025, through Mr. Handler’s Jefferies Deferred Compensation Plan, Jefferies invested $500,000 in a company in which Mr. Handler’s brother is an executive. This transaction does not affect the interests of the Company because any profit or loss impacts only Mr. Handler’s deferred compensation account.
In November 2025, Mr. Friedman purchased $5.41 million principal amount of the subordinated note tranche of JCP Direct Lending CLO 2025-1 Ltd., a direct lending focused CLO managed by Jefferies Credit Partners. Mr. Friedman received no favorable treatment for the investment and his terms were no better than other investors in the subordinated notes tranche.
The SMBC-Jefferies Strategic Alliance commenced in 2021, focused on U.S. leveraged finance and Japan cross-border M&A. In 2023, it was expanded in the U.S. to broaden the scope of collaboration in M&A advisory services, increase collaboration across the firms’ equities and debt capital markets businesses and launch a joint coverage model for designated investment grade clients. In 2024, the Strategic Alliance was extended to cover Europe, the Middle East, Africa (EMEA) and Canada. In 2025, the Strategic Alliance was significantly expanded through plans to combine the firms’ Japanese equities and ECM businesses via a Japanese equities joint venture, expanding joint coverage of larger sponsors and implementing in EMEA joint origination, underwriting and execution of syndicated leveraged loans for these clients, SMBC agreeing to increase its equity ownership in Jefferies to up to 20% in the open market and SMBC providing Jefferies approximately $2.5 billion in new credit facilities to support Jefferies and to facilitate collaboration efforts, including EMEA leveraged lending, U.S. pre-IPO lending and asset-backed securitization. Initiatives that are part of Jefferies’ Strategic Alliance with SMBC Group include business referral arrangements, credit facilities between the Company and SMBC entered into in November 2023, May 2024 and September 2025, of which nothing is currently outstanding, and repurchase agreements between certain of the Company’s subsidiaries and SMBC.
For information on transactions involving Jefferies, on the one hand, and The Vanguard Group or BlackRock, Inc., on the other, see footnotes 4 and 5 under “Ownership of Our Common Shares” on page 75.
36	Jefferies Financial Group

Corporate Governance Matters
Fiscal 2025 Director Compensation
Director Stock Ownership
Our Board believes our directors should also be shareholders. Our Corporate Governance Guidelines require each director within five years of joining our Board to accumulate an ownership position in our equity securities equal to five times the value of a director’s annual cash retainer (currently a requirement to hold not less than $625,000 worth of our shares). All of our directors who have been on the Board for at least five years have met or exceeded our stock ownership guideline.
FISCAL 2025 DIRECTOR COMPENSATION TABLE

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Linda L. Adamany	366,400	220,000	586,400
Robert D. Beyer	149,458	220,000	369,458
Matrice Ellis Kirk	125,000	220,000	345,000
MaryAnne Gilmartin	142,500	220,000	362,500
Thomas W. Jones	142,500	220,000	362,500
Jacob M. Katz	341,400	220,000	561,400
Michael T. O’Kane	125,000	220,000	345,000
Melissa V. Weiler	141,375	220,000	361,375
(1)
Directors who are also our employees do not receive director compensation from us. Mr. Nakashima, the SMBC appointee in fiscal 2025, also did not receive any director compensation from us, and, if elected, similar treatment is expected for Mr. Hyakutome.

(2)
As part of a periodic director compensation review process, in which an independent compensation consultant was retained, the Board approved the following increases, effective January 1, 2025: stock equity grant increased to $220,000, Independent Lead Director retainer increased to $50,000, Nominating and Corporate Governance Committee Chair, Culture and Community Committee Chair, and Risk and Liquidity Committee Chair compensations each increased to $20,000, and the Compensation Committee Chair retainer increased to $45,000, to be split equally between the Co-Chairs. The prorated amounts of the increases are reflected in the table. The Board retainer of $125,000 and additional retainer of $40,000 for the Chair of the Audit Committee remained unchanged. The above amounts for Ms. Adamany and Mr. Katz each include $176,400 for serving as directors of Jefferies International Limited.

(3)
Grant date fair value of equity awards is computed in accordance with GAAP based on the closing price per share of our Common Stock on the grant date. Each independent director elected by our shareholders during our 2025 Annual Meeting of Shareholders received a single equity award of 4,047 shares of restricted stock or deferred shares. Stock awards vest as to one-third of the shares per year, except that the awards are non-forfeitable in the event of termination of service due to death, disability or upon a retirement at or after the age of 65. As of November 30, 2025, unvested equity awards subject to forfeiture were held by Ms. Ellis Kirk (10,173), Ms. Gilmartin (9,341) and Ms. Weiler (10,173).

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Corporate Governance Matters
Equity Compensation Plan Information
The following table summarizes information regarding our shares under our equity compensation plans as of November 30, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	21,267,352(1)	5.40(2)	11,767,128(3)
Equity compensation plans not approved by security holders	—	—	—
Total	21,267,352(1)	5.40(2)	11,767,128(3)
(1)
Includes shares to be issued upon settlement of 16,202,612 Restricted Stock Units (“RSUs”) and shares issuable upon exercise of 5,064,740 options under our 2003 Incentive Compensation Plan and Equity Compensation Plan. Of these awards, 6,357,983 RSUs require the achievement of performance goals and/or future service for vesting, and 9,844,629 RSUs have already vested but remain deferred as to settlement. RSUs that require performance conditions to be met for vesting in measurement periods after November 30, 2025 are included based on shares issuable for targeted performance; under these awards, 116,799 additional RSUs would be issued if specified above-target performance levels are fully achieved by performance and service.

(2)	The weighted average exercise price is calculated including RSUs, which effectively have an exercise price of zero. The weighted average exercise price on outstanding options is $22.69.
(3)
Includes 431,629 shares under the 2003 Incentive Compensation Plan that are not issuable for new equity awards but remained issuable as dividend equivalent units on outstanding awards. 11,335,499 shares remained available under the Equity Compensation Plan, which shares may be used for any type of equity award, including restricted stock, RSUs or other full-value awards.

Rate of Equity Award Grants
During fiscal 2025, we granted awards of RSUs and restricted stock covering a total of 2,816,182 shares under our equity plans, representing a rate of equity award grants, or so-called burn rate, of approximately 1.37% of our average outstanding shares. This does not include shares issuable in connection with dividend equivalent units credited in fiscal 2025 or shares purchased under our Employee Stock Purchase Plan or acquired upon deferral of compensation under our Deferred Compensation Plan.
38	Jefferies Financial Group

Executive Compensation

PROPOSAL 2
Advisory Vote on 2025 Executive-Compensation Program
THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM

We provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the executive-compensation program for our executive officers as disclosed in this Proxy Statement in accordance with SEC rules in the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure (pages 40 to 64). We hold this vote on an annual basis. The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our executive officers. We value this vote as important feedback from our shareholders. For more information, see “Compensation Discussion and Analysis — Our Compensation Program — Presentation of Executive Compensation in this Proxy Statement.”
Accordingly, we recommend that our shareholders vote FOR the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, is approved.
Compensation Committee Report
The function of the Compensation Committee is to advise senior management on the administration of our compensation programs and plans, review and approve corporate goals and objectives relevant to CEO and President compensation, review and approve corporate goals and objectives relevant to the compensation of our other executive officers, evaluate the performance of the executive officers in light of those goals and objectives, set the executive officers’ compensation levels based on this evaluation and assist our principal executive officers in formulating compensation programs applicable to our other senior management.
Our Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis section of this Proxy Statement. Based upon the reviews and discussions, we have recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the 2025 Annual Report on Form 10-K.
Submitted by the Compensation Committee of the Board of Directors
Robert D. Beyer, Co-Chair
Melissa V. Weiler, Co-Chair
MaryAnne Gilmartin
Michael T. O’Kane
2026 Proxy Statement	39

Compensation Discussion and Analysis
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) focuses on how our executive officers listed in the Summary Compensation Table (our NEOs) were compensated for fiscal 2025 (December 1, 2024 through November 30, 2025) and how their fiscal 2025 compensation aligned with our pay-for-performance philosophy. For fiscal 2025, our NEOs were:

Named Executive Officer	Role
Richard B. Handler	Chief Executive Officer
Brian P. Friedman	President
Joseph S. Steinberg	Chairman of the Board
Michael J. Sharp	Executive Vice President and General Counsel
Matthew S. Larson	Executive Vice President and Chief Financial Officer
Executive Overview
Jefferies’ 2025 Performance
Jefferies and our executives notched another solid year of performance in 2025 with the second half delivering strong results to give us good momentum going into 2026. When measured against our four pillars (Financial Performance, Capital Allocation, Business Strength and Leadership, Culture and Values), our targets and expectations were fully satisfied. Jefferies allocated resources in a way that maintained a strong capital base and developed and grew Jefferies’ strategic priorities; market share was increased and new and significant clients were onboarded; and through a period of rate and market volatility, global crises, geopolitical uncertainty, and fraud at one counterparty, management successfully led the Company on all required fronts.
Our Gratitude
We want to express our sincere gratitude to our fellow shareholders whose support resulted in a say-on-pay vote of 89% last year.
As we do each year, between the pre-proxy period and the 2025 proxy period, our Compensation Committee Co-Chairs, along with our General Counsel, engaged with a group of our fellow shareholders who hold up to 70% of our shares. We are pleased to report that our engagement left us feeling confident that our shareholders fully understood our executive-compensation plan and, even more importantly, supported that plan. We are eager to continue to engage this year and to learn if our fellow shareholders have any suggestions to further enhance our executive-compensation plan, particularly to help improve our say-on-pay positive vote based on our shareholders’ general acceptance of the plan structure and the commendable financial and executive performance this year.
40	Jefferies Financial Group

Compensation Discussion and Analysis

our PROXY STATEMENT DISCLOSURE:
• We discuss performance pillars on pages 49–52 and performance-measurement targets and thresholds under the Performance Stock Units (PSUs) on pages 43–44
• We discuss the Compensation Committee’s sizing decisions, target compensation benchmarking, and the link between compensation and our performance pillars on pages 42–52

 •
We discuss our rationale for augmenting our strict financial measures with judgment from time to time, always within the context of our well-defined performance measures, as well as equally well-defined compensation targets on pages 48–49

• We discuss our rationale for the timing of the grants on pages 43–44
• We discuss how we consider Return on Tangible Equity (“ROTE”) when determining compensation on pages 48–50
• We outline our short and long-term compensation caps on pages 48–49
• We discuss our peer selection and benchmarking on pages 46–47

2026 Proxy Statement	41

Compensation Discussion and Analysis
Compensation Philosophy and Overriding Principles
Our compensation philosophy remains unchanged: Our executives should be paid fairly relative to our performance, and competitively as compared with our peers, but only if they achieve meaningful long-term goals for Jefferies and its shareholders. We remain committed to maintaining a long-term view of our business goals, aimed at avoiding the pitfalls of impatience and short-term investment horizons. The principles of our compensation programs include:

• Providing competitive levels of pay in order to attract and retain talented executives and leaders
• Encouraging long-term service and loyalty
• Aligning executives’ interests with the creation of long-term value for our shareholders
• Designing each element of pay to incentivize actions that we believe will promote sustained economic value over time

In line with the overriding principles of our compensation philosophy, our compensation programs provide for a significant portion of our executives’ compensation to be incentive-based. In fiscal 2025, approximately 96% of our CEO’s total target compensation was at risk. Equity is a significant component of this compensation, which we believe provides strong incentives for long-term performance and a direct link to the interests of our shareholders.

42	Jefferies Financial Group

Compensation Discussion and Analysis
Our Executive Compensation Program
Targeted Incentive Compensation
Our compensation program begins with a targeted incentive compensation amount for our senior executives. This amount is based on benchmarking against our peer group. We believe that targeting compensation using the benchmarking exercises, and offering the potential for upside to the extent that shareholder value is created and the Company or the individual is able to differentiate performance, can appropriately reward our executives and maintain a high-performing culture. Additionally, we believe that making a high percentage of our executives’ compensation dependent on Company performance ensures that they focus on meeting our strategic goals. Finally, having a high percentage of potential compensation tied directly to business results and shareholder value results in our executives benefitting only when performance is actually achieved and when our shareholders also benefit, thereby ensuring we pay only for performance. The elements of our fiscal 2025 compensation program for our senior executives are shown below.

Fixed compensation
Base Salary	Delivered in cash, provides stable base amount of market competitive pay.
Incentive compensation
Annual Cash Bonus
Variable compensation delivered in cash that is designed to motivate and incentivize performance in the shorter-term. Annual bonuses are earned based on the Company and the individual’s performance under our four pillars of performance, described below. The annual cash bonus constitutes approximately 40% of target incentive compensation.

Long-term Incentive
Equity-based compensation is designed to retain our CEO and our President, reward contributions and performance over the longer-term and further align their interests with shareholders’ interests. Our CEO and President each hold a substantial number of our shares. Including all earned and unearned deferred shares and options, and assuming that performance goals relating to performance-based awards are achieved at target levels, Messrs. Handler and Friedman currently would beneficially own a combined 25,967,340 shares, representing approximately 11.6% of the outstanding shares as of our record date. These shareholdings drive home the fact that our executives’ interests are aligned with the creation of long-term value for our shareholders.

Equity awards constitute approximately 60% of target incentive compensation, divided between:
•
Restricted stock units (RSUs) that vest after three years. The value of the RSUs that ultimately vest will depend on Jefferies’ stock price at that time, driving executives to take action that increases shareholder value over the longer-term; and
•
Performance stock units (PSUs) that are earned, if at all, over a three-year performance period, based on the achievement of specific ROTE metrics. In addition to achieving the metrics necessary for a payout of shares at the end of the performance period, the value of the shares earned depends on Jefferies’ stock price at that time, incentivizing actions that will increase shareholder value over the longer-term.

Performance Measures
A key aspect of our executive compensation program is that, when granting equity compensation, the decision-making for those awards occurs after the end of the fiscal year. Our Compensation Committee has determined that, much like decisions regarding the amount of any annual bonus payments earned, the amount of equity awards granted should be decided only after an analysis of the Company and the executives’ performance for the year has occurred, based on the performance as measured against weighted pillars of corporate performance as well as individual performance. We believe this furthers our pay-for-performance philosophy by allowing the Compensation Committee to consider performance when determining the dollar value of the RSUs and PSUs granted, the ultimate value of which will then be dependent on the Company’s stock price (in the case of RSUs) and the achievement of performance metrics and stock price (in the case of PSUs) after a three-year period.
2026 Proxy Statement	43

Compensation Discussion and Analysis
These tables summarize the process described above:

Targeted Incentive Compensation
• Based on benchmarking against peer group • Composed of: 40% Annual Bonus 30% PSUs 30% RSUs

Compensation Committee Reviews Performance
• Four Pillars: Financial Performance (65%) Capital Allocation (10%) Business Strength (10%) Leadership, Culture and Values (15%)

Decisions Made After Fiscal Year End
• The Committee determines: Amount of target annual bonus to be paid Amount of target PSU and RSU awards PSU performance metrics

Three Years After Equity Grants
• RSUs vest, value based on market price of JEF stock • PSUs vest based on achievement of performance criteria, value (if any) based on market price of JEF stock

Presentation of Executive Compensation in this Proxy Statement
Because the determination of equity grants is made after year end, pursuant to SEC reporting rules the value of those awards is not included in the compensation tables included in this Proxy Statement, but will be included in the following year. For example, this year’s Summary Compensation Table reports the value of the RSUs and PSUs that were granted in December 2024 in relation to our 2024 fiscal year. The Compensation Committee granted RSUs and PSUs to both of our CEO and President in December 2025 after consideration of their 2025 performance that is described in this proxy statement, and those amounts will be included in the Summary Compensation Table in our 2027 Proxy Statement.
Compensation Best Practices
Our Compensation Committee remains committed to best practices that are consistent with our performance-based compensation philosophy and that we believe serve the long-term interest of our shareholders:

Strong Link to Performance	Use of diversified performance considerations for incentive compensation that align with our long-term strategy and are designed to create shareholder value
Target Majority Performance-Based Compensation	Annual cash bonuses are not guaranteed, and equity awards include PSUs with three-year performance period and RSUs, the value of which is dependent on stock price
No Repricing	No repricing of options
Strong Stock Ownership Policy	Our CEO and President are required to hold shares valued at 10x base salary
No Gross-Ups	No tax gross-ups in our change-in-control plan or perquisites
No Excessive Severance or Change-in-Control Provisions	No golden parachute severance payments and no acceleration of awards in the event of a change in control
No Hedging	Hedging of our common stock by officers, directors and employees is prohibited
Clawback Policy	Robust clawback policy in place
Independent Committee	Compensation Committee consists only of independent Board members
Leading Independent Consultant	Engaged leading independent compensation consultant to assist the Compensation Committee and Board in determining executive compensation and evaluating program design
44	Jefferies Financial Group

Compensation Discussion and Analysis
Executive Compensation Details
Our 2025 Fiscal Year Compensation Results
For 2025, we determined that our CEO’s total incentive compensation would be $25 million. We also determined that our President’s total incentive compensation would be $25 million. Those compensation decisions reflect a nearly 17% decrease in year-on-year executive compensation.
It is important to note that, although we continue to determine our CEO’s and our President’s compensation independently, we are paying them the same amount of incentive compensation to reflect the work our President continues to do in cultivating the SMBC Group Strategic Alliance and his role in the strategy, growth and oversight of our Investment Banking business.
The table below is presented to show how the Compensation Committee views incentive compensation awarded for fiscal 2025, fiscal 2024, and fiscal 2023. As mentioned above, the Compensation Committees especially views equity-based compensation as a way to align the executives’ interests with shareholders’ interests, especially given our executives’ considerable holdings in our shares. This table differs from how compensation is reported in the “Summary Compensation Table” (“SCT”) on page 58, the format of which is required by the SEC. This table is not intended as a substitute for the SCT. We provide this solely as a tool to demonstrate how we view our CEO and President’s targeted and awarded incentive compensation for these fiscal years.

		Annual Compensation by Performance Year
Executive	Performance Year	Incentive Compensation			Total Incentive Comp. ($)
		Cash ($)	RSUs ($)	PSUs ($)
Richard B. Handler CEO	2025	10,000,000	7,500,000	7,500,000	25,000,000
	2024	12,000,000	9,000,000	9,000,000	30,000,000
	2023	8,400,000	6,000,000	4,500,000	18,900,000
Brian P. Friedman President	2025	10,000,000	7,500,000	7,500,000	25,000,000
	2024	12,000,000	9,000,000	9,000,000	30,000,000
	2023	8,000,000	5,714,000	4,286,000	18,000,000
As discussed above, in addition to reporting base salary (not included in the above incentive compensation amounts), there are two principal differences between the SCT and the table above:
1.
The Company grants both cash and equity incentive compensation after a performance year is completed. In both the table above and the SCT, cash incentive compensation paid in fiscal 2026, but based in part on fiscal 2025 performance, is shown as fiscal 2025 compensation. In the table above, the equity awards (RSUs and PSUs) granted in fiscal 2026, but based on fiscal 2025 performance, are shown as fiscal 2025 compensation. In contrast, the SCT reports the value of equity awards in the year in which they are granted. As a result, awards granted in fiscal 2025, but based in part on fiscal 2024 performance, are shown in the SCT as fiscal 2025 compensation.

2.	The SCT reports the change in pension value and certain other compensation items reported as “all other compensation.”
Process for Determining Compensation
Role of the Compensation Committee
The Compensation Committee, which consists of independent directors, oversees our executive compensation programs. The Committee administers our annual cash incentive and long-term equity incentive plans and reviews performance levels relevant to compensation. It also decides the compensation of all named executive officers.
The Compensation Committee reviews all of the information presented and discusses the information internally with our CEO and President and with our independent compensation consultant. In making decisions regarding pay levels and practices for our named executive officers, the Compensation Committee considers a variety of factors, including:
•	absolute corporate performance relative to our objectives;
•	creation of long-term value for our shareholders and shareholder views on compensation;
•	feedback from shareholders and proxy advisers as part of outreach efforts;
•	our corporate performance relative to our established peer group; and
•	compensation practices observed in our established peer group.
2026 Proxy Statement	45

Compensation Discussion and Analysis
For more information, see “Corporate Governance Matters — Directors and Board Committees — Compensation Committee.”
Role of the Compensation Consultant
The Compensation Committee retains Pearl Meyer as an independent compensation consultant. The primary role of the independent compensation consultant is to assist the Compensation Committee in the evaluation of our named executive officers’ compensation and assist in compiling compensation data, conducting analyses, providing consulting services and supplementing internal resources for compensation related market analyses.
The Compensation Committee has determined that no conflict of interest exists with Pearl Meyer, having assessed the following factors in its evaluation:
•	other services provided to us by the consultant;
•	fees paid by us as a percentage of the consulting firm’s total revenue;
•	policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest;
•	any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation Committee;
•	any Jefferies stock owned by the individual consultants involved in the engagement; and
•	any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.
Based on this information, the Compensation Committee concluded that the work of the consultant did not raise any conflict of interest.
Role of Management
As we have in recent years, we required our CEO and our President to provide us with a candid self-assessment of how they believe they performed — both as a team and individually. The Compensation Committee considers these self-assessments when making the compensation decisions for our CEO and President. Additionally, our compensation process includes the Compensation Committee consulting with our CEO and President to elicit their assessments of our other named executives’ individual performance in determining their compensation.
Peer Group Benchmarking
When selecting a peer group, we selected companies that represent those businesses with which we compete for talent, that compete in similar lines of business, and that are reasonably comparable for purposes of measuring relative performance.
46	Jefferies Financial Group

Compensation Discussion and Analysis
We believe that our selected peers represent a reasonable and realistic list of firms that meet the appropriate criteria for comparators, which are included in the table below.

Peer Name	Competition for Clients and Market Share	Human Capital-Based Companies and Competitors for Talent	Location	Executive Player/Coaches
Bank of America Corporation	•	•	•	•
BlackRock, Inc.		•	•
Evercore Inc.	•	•	•	•
KKR & Co. Inc.		•	•	•
Lazard Inc.	•	•	•
Moelis & Company	•	•	•	•
Morgan Stanley	•	•	•
PJT Partners Inc.	•	•	•	•
Raymond James Financial, Inc.	•	•
Stifel Financial Corp.	•	•		•
The Carlyle Group Inc.		•	•
The Goldman Sachs Group, Inc.	•	•	•	•
The following table details relevant financial data of our selected peers:

Company Name	Revenue(1) ($MM)	Assets(1) ($MM)	Market Cap(2) ($MM)	Total Shareholder Return(2)
				One Year (%)	Three Year (%)	Five Year (%)
Bank of America Corporation	107,422	3,410,394	391,779	15.6%	15.3%	16.6%
BlackRock, Inc.	24,216	162,682	162,490	4.5%	16.4%	11.1%
The Carlyle Group Inc.	4,740	23,104	19,653	5.2%	24.7%	17.6%
Evercore Inc.	3,856	4,422	12,380	5.2%	43.0%	31.1%
The Goldman Sachs Group, Inc.	59,396	1,810,000	259,145	38.5%	31.9%	32.2%
Jefferies Financial Group Inc.	7,344	76,012	11,873	-25.3%	20.0%	25.2%
Rank	7 of 13	7 of 13	10 of 13	13 of 13	8 of 13	5 of 13
Percentile	48%	52%	27%	0%	37%	69%
KKR & Co. Inc.	25,817	398,481	109,021	-24.5%	34.1%	27.5%
Lazard, Inc.	3,099	4,941	4,791	-9.3%	17.1%	11.6%
Moelis & Company	1,517	1,517	4,748	-13.2%	19.5%	18.3%
Morgan Stanley	70,296	1,420,270	269,642	32.5%	26.4%	26.3%
PJT Partners Inc.	1,714	1,719	4,084	1.0%	31.0%	21.4%
Raymond James Financial, Inc.	14,015	88,230	30,787	-6.3%	11.9%	22.6%
Stifel Financial Corp.	5,530	41,271	12,423	7.1%	26.1%	23.5%

Source: S&P CapIQ
(1)	Revenue and Assets reflect the most recent fiscal year disclosure from S&P Capital IQ as of February 9, 2026.
(2)	Market Cap figures and Total Shareholder Return compound annual growth rates (CAGR) are as of Jefferies’ fiscal year-end November 30, 2025 and are calculated using S&P Capital IQ’s methodology.
2026 Proxy Statement	47

Compensation Discussion and Analysis
Components of Executive Compensation
Base Salary
We pay our named executive officers a market-level base salary to provide them a predictable level of income. The base salaries we have established reflect our understanding of the competitive market for these roles. The base salaries below are annualized.

Named Executive Officer	Role	2025 Base Salary ($)
Richard B. Handler	Chief Executive Officer	1,000,000
Brian P. Friedman	President	1,000,000
Joseph S. Steinberg	Chairman of the Board	810,693
Michael J. Sharp	Executive Vice President and General Counsel	1,000,000
Matthew S. Larson	Executive Vice President and Chief Financial Officer	1,000,000
Incentive Compensation
CEO and President Incentive Compensation Plan
Our CEO and President’s incentive-compensation plan consists of three components and seeks to achieve several goals, as shown below:

Align corporate, business and individual goals with shareholder interests and corporate strategy
Drive behavior and actions consistent with shareholder interest
Encourage prudent risk-taking and long-term perspective
Support retention of high-performing talent and succession planning
Our other NEOs’ incentive compensation consists of a year-end cash bonus, as discussed below. As is also discussed below, prior to year-end compensation decisions, this year the Board of Directors granted our General Counsel and Chief Financial Officer a one-time stock award that has a five-year cliff vesting feature. These grants were made at the request of the full Board in order to further align the financial interests of our General Counsel and our CFO with our fellow shareholders so that each of them have so-called skin in the game with respect to performance and total shareholder return. In addition, the equity grants were meant to reflect the Board’s gratitude for their loyalty and service to the Company and, equally important, to have a meaningful retention element, which is why the equity grants have a five-year cliff vesting period such that if one of these NEOs were to leave the firm for any reason during the vesting period, he would forfeit his grant.
Annual Cash Bonuses – Annual bonuses are designed to encourage our executive officers to deliver strong annual results, to maximize short-term productivity and profitability and to reward our executive officers for their efforts during the year. Motivating our executive officers to deliver strong short-term results directly impacts our performance, together with long-term focus and risk mitigation, is key to our success. The targeted cash bonuses for our CEO is $10 million and for our President is $9 million. If the Company’s and each executive’s performance are remarkable, the cash bonus can be increased but is capped at no higher than $12 million. The Committee, if performance is below expectations, can reduce or even withhold the cash bonus. The actual amount of the bonus earned is determined after the end of the year based on a performance review, taking into account the performance measures outlined below.
Restricted Stock Units – RSUs, if awarded, have a three-year cliff vesting period. The total number of RSUs granted to each executive is determined after the completion of the compensation year, but the shares underlying those awards will not be received until after the end of the three-year vesting period, assuming no forfeiture occurs, plus
48	Jefferies Financial Group

Compensation Discussion and Analysis
an additional three-year holding period for at least 75% of after-tax shares. If over those periods our share price decreases from the market value of our shares when the RSUs were granted–whether based on the performance of our executives or purely exogenous forces–the value of the RSU award will be diminished, perhaps materially.
Performance Stock Units – PSUs, if awarded, have a three-year performance period. In order for the executive to earn PSUs, he has to meet three-year annual ROTE performance goals.
•
The performance metric for PSUs is ROTE.[4] The threshold, target and maximum metrics for payouts is shown below. The threshold ROTE must be achieved for there to be any payout, and ROTE performance between these levels is linearly interpolated to determine the actual payout.

7.5% Threshold 75% of Targeted Payout All PSUs forfeited if ROTE <7.5%	10% Target Targeted Payout	15% Maximum Capped at 150% of Targeted Payout

Performance Measures Considered
As noted above, performance remained the key driver of our compensation plan in 2025. Jefferies’ performance can be significantly affected, both positively and negatively, by industry-wide factors or general economic conditions over which our executives may have little control. Therefore, other than the performance metrics used to determine whether PSUs have been earned, our Compensation Committee considers our executives’ performance against the industry, peers and our prior results, and assesses it against our four pillars of performance–Financial Performance, Capital Allocation, Business Strength and Leadership, Culture and Values–and the criteria within each pillar as described below to determine whether our executives delivered results that justify payouts.
We believe that setting a total targeted incentive compensation amount, and providing the Compensation Committee with the discretion to determine how much of that targeted amount should be awarded, is appropriate. The Compensation Committee considers all relevant factors when judging performance, and by doing so–within the framework of the four pillars–we believe that the result is a more meaningful determination of actual performance.

FINANCIAL PERFORMANCE Weighted 65%	CAPITAL ALLOCATION Weighted 10%
Holistic Assessment of Multiple Factors: • ROTE • Pre-Tax Earnings • EPS • Relative TSR	Resource Allocation to: • Maintenance of strong capital base • Development and growth of strategic priorities • Investment decisions • Shareholder returns

BUSINESS STRENGTH Weighted 10%	LEADERSHIP, CULTURE AND VALUES Weighted 15%
• Market share • Client engagement and feedback • Innovation and execution
•
Evaluating and developing succession plans throughout organization
•
Driving an inclusive culture
•
Attracting and inspiring talent
•
Developing next-generation leaders
•
Communicating core values, culture and ethics

[4]	ROTE is a non-GAAP measure. For reconciliations to GAAP amounts, see Annex A of this Proxy Statement.
2026 Proxy Statement	49

Compensation Discussion and Analysis

FINANCIAL PERFORMANCE – Weighted 65%

Fiscal year 2025, particularly the latter half, was a solid year as the Company generated net revenues of $7.3 billion, pre-tax earnings from continuing operations of $0.9 billion and diluted earnings per common share from continuing operations of $2.85.
Our 2025 second half net revenues were 28% higher than those of our first half.
More significantly, our second half Investment Banking net revenues exceeded first half net revenues by over 50%.
That said, our relative TSR results, following 2024’s #1 ranking among our peers for TSR — 1 year and #2 rating for TSR — 5 year, were not where we wanted them to be in 2025. This was impacted we believe by the Point Bonita news near year-end.

2025
ROTE[5]	10.1%
Net Revenue (‘000)	$7,343,751
Pre-Tax Earnings (‘000)	$870,989
Diluted EPS	$2.85
JFG Relative TSR – 5 Year TSR Rank – 5 Year	25.2% 5 of 13
JFG Relative TSR – 3 Year TSR Rank – 3 Year	20% 8 of 13
JFG Relative TSR – 1 Year TSR Rank – 1 Year	-25.3% 13 of 13

CAPITAL ALLOCATION – Weighted 10%

Our executives performed particularly well as it pertains to the criteria we look at under the Capital Allocation pillar:

As one part of the SMBC Group Strategic Alliance, our executives were able to secure approximately $2.5 billion in credit facilities to support Jefferies and to advance Alliance collaboration in such areas as EMEA leveraged lending, U.S. pre-IPO lending and asset-backed securitization

Keenly focused on the longer term, during 2025 the Company entered into discussions that came to fruition on December 8 when the Company agreed to increase its investment in Hildene Holding Company, LLC to a 50% ownership, coincident with Hildene agreeing to acquire SILAC Inc., the parent of SILAC Insurance Company

During fiscal 2025, the Company returned approximately $374 million to our fellow shareholders by way of dividends, with the quarterly rate increasing by 14% in the first quarter of 2025

[5]	ROTE is a non-GAAP measure. For reconciliation to GAAP amounts, see Annex A of this Proxy Statement.
50	Jefferies Financial Group

Compensation Discussion and Analysis

BUSINESS STRENGTH – Weighted 10%
Our executives continued to increase the Company’s business strength in fiscal 2025:

Ranked 6th in global M&A (excluding China), up from #9 two years ago year and #11 seven years ago[6]

Ranked 6th in global equity capital markets (excluding China)[6]

Ranked 6th in U.S. M&A6

Ranked 3rd in global financial sponsor M&A6

Ranked 1st in U.S. electronic trading[6]

Ranked 1st in global convertibles sales & trading[6]

Increased market penetration and strengthened competitive position in Fixed Income

Increased by approximately 50% third-party managed capital within JFIN’s direct lending and CLO asset management platforms

As has been the case perennially, our CEO and our President have each traveled the globe to a good number of our 49 offices throughout the world to work closely with our longstanding employee-partners and the scores of great professionals we have hired over the past couple of years, and to participate in meetings and strategy sessions with clients.

In addition, they have continued to collaborate closely with our Strategic Alliance partners at SMBC Group to cultivate that relationship and to help grow the scope of our business and the size and quality of our deal flow. As a result, we have been involved in several marquee transactions, including among others:
 AT&T’s $22.65 billion acquisition of wireless assets from Echostar Corporation

$5.2 billion financing package for James Hardie to support the acquisition of The AZEK Company

¥13,255 billion common stock offering for GNI Group Ltd.

Brookfield’s $9 billion acquisition of Colonial Enterprises, Inc.

$2.5 billion financing package for ATSG’s acquisition of Stonepeak Partners

Eaton Corp $9.5 billion acquisition of BOYD Thermal Management Division

Monte dei Paschi di Sienna €13.5 billion acquisition of Mediobanca

Intra-Cellular $15 billion sale to Johnson & Johnson

Notable IPOs:
•  eToro
•  Bullish
•  Figure

[6]	For source data underlying these statistics, see Annex A of this Proxy Statement.
2026 Proxy Statement	51

Compensation Discussion and Analysis

LEADERSHIP, CULTURE AND VALUES – Weighted 15%

Closing out our four performance pillars–although no quantitative metrics can measure this pillar–the Compensation Committee looks upon Leadership, Culture and Values as perhaps the most important because it drives Jefferies’ performance.

Continuing to lead by example as two of Wall Street’s longest-standing executive leaders, they remain highly energized to come into work every day and do their best to make Jefferies a stronger, more successful firm with the highest levels of integrity and teamwork

Building out solid succession plans in Investment Banking, Fixed Income, Equities and Asset Management

Continuing to share their perspectives with inspiring messages to Jefferies and its clients on topics such as:
•  Successfully Navigating Volatility
•  A Moment in Time – Uncertainty and Volatility Rise
•  These Policies and Services Are For Your Benefit And They Also Make Jefferies Stronger
•  Intern Season Lighting The Way To Our Second Half
•  Markets Are Ready to Go and So Are We
•  Core Principles Leading the Way, Always
•  The Results of Our Efforts are Important and Gratifying

Remaining available to all employee-partners both for the important business of the Company’s clients and for the equally important business of helping them make Jefferies their preferred employer and the place they call “home”

Taking quick and diligent actions with respect to the issues at Point Bonita Fund related to the alleged fraud at First Brands, including prompt and transparent communications with investors, shareholders and the public to maintain support and trust from constituents

Compensation Decisions
Before getting to the discussion of each NEO compensation decision, we want to discuss the decisions relating to our CEO and our President. First, it should be noted that, because the three-year performance calculation for fiscal years 2023, 2024 and 2025 came in below target, our CEO and our President forfeited, respectively, 23,742 PSUs (with a then-value of $1.468 million) and 22,613 PSUs (with a then-value of $1.398 million) from their 2023 PSU grant. And second, even though in virtually every way (with the exceptions of the Company’s TSR and the impact of the Point Bonita matter) our executives met or exceeded in fiscal 2025 their overall performance criteria from 2024, particularly as it pertains to the significant expansion of the SMBC Group Strategic Alliance and to the growth of our Investment Banking net revenues, we decided to pay them $5 million lower than last fiscal year. We did so to reflect the exceptions noted above.
CEO
Our CEO continues to be the high-performing player/coach he has always been. To that end, in addition to the strong performance under the four pillars discussed above, our Compensation Committee closely examined the individual performance of our CEO throughout 2025. The following is a brief summary of the significant factors considered by the Compensation Committee and outlined in our CEO’s self-assessment:
•	Recruiting of new partners/teams, who rely on our CEO’s commitment to them, their clients and to Jefferies in their decisions to join Jefferies
•
Setting the Company’s cultural tone, motivation, leadership and strategic direction, particularly through letters, social media posts, speaking engagements, town halls, and fireside chats to make sure Jefferies and its clients understand what is critical to Jefferies’ success

•
Constant pursuit of transactions to secure revenues supporting Jefferies’ Investment Banking franchise by making sure that clients know they have the attention from the top of the firm and that the team responsible for their execution has access to someone who can command all the resources necessary for success

52	Jefferies Financial Group

Compensation Discussion and Analysis
•
Generated significant revenue in 2025 via deep personal client relationships in all aspects of Jefferies, including among others Investment Banking, Prime Brokerage, and Equities and Fixed Income sales and trading franchises

•	Constant global travel to offices generating revenues, bringing in clients, and solidifying relationships
•	Overseeing risk in an incredibly volatile environment, including among others with respect to large equity blocks trading, distressed trading, and significant debt underwritings
•	Working with Jefferies’ President to further grow Jefferies’ relationship with the SMBC Group
•	Non-stop relationship-building with clients and employee-partners
•	Lead Jefferies’ communications with shareholders, equity research analysts, and rating agencies
Based on the Company’s and the executives’ 2025 performance discussed above, the Compensation Committee decided that our CEO was entitled to total incentive compensation of $25 million, as shown in the table below:

Cash Bonus of $10 million
PSUs valued at $7.5 million
RSUs valued at $7.5 million
2026 Proxy Statement	53

Compensation Discussion and Analysis
Other NEOs

Brian P. Friedman President
Our President, like our CEO, is a high-performing player/coach. To that end, in addition to the strong performance under the four pillars discussed above, our Compensation Committee closely examined the individual performance of our President throughout 2025. The following is a brief summary of the significant factors considered by the Compensation Committee and outlined in our President’s self-assessment:
•
Running the business and driving Investment Banking and Jefferies to solid results in 2025, particularly considering first half slowdown in environment, and outstanding future prospects
•
Continued leading Jefferies’ relationship with the SMBC Group and negotiating the September agreement regarding the third phase of our Strategic Alliance
•
Coaching the new Investment Banking leadership and driving further transformation to a leading global firm
•
Managing transition in Fixed Income leadership
•
Driving culture of firm toward exceptional teamwork and maintaining the culture of teamwork, consistent quality and long-termism
•
Recruiting and retaining top talent across firm, particularly in Investment Banking
•
Driving better branding and external perception of Jefferies
•
Generating business and revenues directly, as well as supporting endless business development
•
Catalyst for Hildene acquisition/investment and guided process and plan
•
Overseeing Jefferies Finance and Berkadia
•
Mentoring various firm leaders and future leaders

In making their determination on our President’s incentive compensation, the Committee awarded our President incentive compensation of $25 million: Cash Bonus — $10 million; PSUs — $7.5 million; and RSUs — $7.5 million.

Joseph S. Steinberg Chairman
Our Chairman of the Board is no longer on any investee company boards, so he did not receive any director fees in fiscal 2025. Consistent with past years, the Compensation Committee did not recommend any bonus compensation to him.

Michael J. Sharp Executive Vice President and General Counsel
Our General Counsel’s annual bonus was determined based on his and Jefferies' performance and his contribution to that performance. Mr. Sharp remains one of our key partners and was instrumental in what we accomplished in 2025, including his leadership and management of our global legal and compliance teams, sage counsel on innumerable issues and decisions, and leadership and execution of important projects. The Compensation Committee approved a $4 million bonus for Mr. Sharp. At the request of the Board, we granted our General Counsel a one-time $5 million stock award that has a five-year cliff vesting feature. This grant was made to reflect the Board’s gratitude for his loyalty and service to the Company and to have a meaningful retention element. See page 48 for more detail.

Matthew S. Larson Executive Vice President and Chief Financial Officer
Our CFO’s annual bonus was determined based on his and Jefferies' performance and his contribution to achieving our goals and building Jefferies. Mr. Larson continues to do an excellent job as a leader/manager and owner of our finance, accounting, operations and support infrastructure, and as a partner to our executives. The Compensation Committee approved a $3 million bonus for Mr. Larson. At the request of the Board, we granted our CFO a one-time $5 million stock award that has a five-year cliff vesting feature. This grant was made to reflect the Board’s gratitude for his loyalty and service to the Company and to have a meaningful retention element. See page 48 for more detail.

54	Jefferies Financial Group

Compensation Discussion and Analysis
Other Compensation Information
Standard Benefits
We provide our NEOs with medical, dental, life insurance, disability, savings, retirement, deferred compensation opportunities and other similar benefits available to employees generally that are not part of what we consider direct compensation. We intend these benefits to be competitive in order to help recruit and retain talented executives. These benefits are designed to facilitate the productivity of our executives, ensure the well-being of our executives, employees and their families, encourage long-term service to us and generally enable our compensation packages to remain competitive. In the aggregate, we believe our benefits, including perquisites, are in line with or more moderate than general business practices for companies of comparable size and character.
Executive Perquisites
Certain perquisites as disclosed in our Summary Compensation Table are available to executive officers that are not available to other employees. Messrs. Handler, Friedman and Steinberg may use our business aircraft for personal use to assure their constant availability and responsiveness and to facilitate their productivity, subject to an annual $350,000 limitation for each executive, above which reimbursement to us is required. Certain of our executive officers receive the use of cars and drivers, paid parking, and vehicle-related expenses for business as well as personal use, also to assure their constant availability and responsiveness, and to facilitate their productivity and personal security. These benefits also allow us to be competitive in the talent market. These perquisites are reported as All Other Compensation in our Summary Compensation Table.
Severance
Messrs. Handler, Friedman, Sharp, and Larson are entitled to severance under the Jefferies policy, which provides that terminated employees, other than employees terminated for cause, are generally entitled to one-half month’s salary for each year of service, up to a maximum of six months, which increases to a maximum of 12 months for employees with age plus years of service of at least 60.
Mr. Steinberg is entitled to severance under the legacy Leucadia National Corporation policy, which provides that terminated employees, other than employees terminated for cause, are generally entitled to one month’s pay for each year of service, up to a maximum of 24 months. Pay is defined as salary plus bonus (excluding one-time, tenure or holiday bonus).
Retirement and Deferral Plans
For legacy Leucadia employees hired before January 2014 (grandfathered employees), we maintain the legacy Leucadia Savings and Retirement Plan that allows participants to make contributions, portions of which are matched by us. The plan also provides an additional retirement contribution for eligible participants determined on the basis of age and service with potential contributions ranging from 2% of eligible compensation up to 16% of eligible compensation. Grandfathered legacy Leucadia employees who earn $300,000 or more have a retirement contribution made to a separate deferred compensation plan maintained by us. Jefferies employees hired January 1, 2014 or later also participate in the Jefferies Saving and Retirement Plan, but have a different match formula and are not eligible to receive a retirement contribution. Of our named executive officers, only Mr. Steinberg is eligible for the retirement contribution.
Jefferies maintains a 401(k) plan for its employees where a portion of contributions are matched.
Jefferies maintains a separate deferred compensation plan that permits the deferral of compensation and provides a means for our employees to invest in our shares on a tax-deferred basis. We also continue to maintain a self-directed deferred compensation account for Mr. Handler, to which he deferred compensation before he
2026 Proxy Statement	55

Compensation Discussion and Analysis
became CEO of the predecessor entity Jefferies Group in 2001. Mr. Handler also deferred settlement of certain restricted stock units awards prior to 2013, which accrue additional stock units as dividend equivalents. Certain equity awards held by Mr. Handler and Mr. Friedman that have vested but are to be settled at a future date also constitute deferred compensation.
Employees of the legacy Jefferies Group who began service prior to April 1, 1997, which includes Mr. Handler but none of the other NEOs, are entitled to benefits under the legacy Jefferies Group pension plan.
No Employment Agreements
Our named executive officers do not have employment agreements with us.
No Change-in-Control Agreements
We do not have any single-trigger change-in-control agreements with any named executive officers. No equity held by our executive officers is subject to accelerated vesting upon a change in control.
Managing Compensation-Related Risks
Our Compensation Committee considers whether our compensation policies and practices reward employees for imprudent risk taking and has determined that our compensation policies and practices are not reasonably likely to have a material adverse effect on us. Our assessment is conducted annually. Management reviews with our Compensation Committee our compensation programs, focusing on incentive programs, risks and mitigation factors. Based on the totality of this information, we determine whether any portion of such compensation encourages excessive risk taking and conclude whether or not our compensation programs are reasonably likely to have a material adverse effect on us. The risk-mitigating features that the Company has adopted within our executive compensation programs are summarized below.
Stock Ownership Guidelines
We maintain stringent stock ownership guidelines for our CEO and President. This ownership encourages our executives to act in our best long-term interests and those of our shareholders. The guideline is set at ten times base salary, resulting in a requirement that each executive hold $10 million worth of our shares. Messrs. Handler and Friedman have historically acquired and held large positions in our shares. Including all earned and unearned deferred shares and options, and assuming that performance goals relating to performance-based awards are achieved at target levels, Messrs. Handler and Friedman currently would beneficially own a combined 25,967,340 shares, representing approximately 11.6% of the outstanding shares as of our record date.
Since becoming CEO of the predecessor company Jefferies Group and as CEO of Jefferies, approximately 68% of Mr. Handler’s direct compensation has consisted of non-cash, equity-related securities generally vesting over three to five years.
Since Mr. Friedman became an executive officer of the predecessor company Jefferies Group and as President of Jefferies, approximately 70% of his direct compensation has consisted of non-cash, equity-related securities generally vesting over three to five years.
Additionally, while he is not subject to the guidelines, Mr. Steinberg owns 20,781,944 shares, representing 10.1% of our outstanding shares as of our record date.
Clawback Policy
We maintain a policy as required by the rules of NYSE. This policy applies to all of our current and former executive officers. The clawback policy provides that, subject to the limited exemptions provided by the NYSE rules, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Compensation Committee must reasonably promptly seek recovery of any cash- or equity-based incentive compensation (including vested and unvested equity) paid or awarded to a covered executive officer, to the extent that the compensation (i) was based on erroneous financial
56	Jefferies Financial Group

Compensation Discussion and Analysis
data and (ii) exceeded what would have been paid to the executive officer under the restatement. Recovery applies to any such excess cash- or equity-based bonus/other incentive compensation received by any covered executive officer, while he/she was an executive officer, on or after October 2, 2023 during the three completed fiscal years immediately preceding the date on which the Company determines an accounting statement is required. For more information, see the full text of our clawback policy, which was filed as an exhibit to our 2023 Annual Report on Form 10-K.
Anti-Hedging Policies
Directors, executive officers and other employees are expressly prohibited from hedging transactions that involve our securities and those of our subsidiaries under our amended Insider Trading and Anti-Tipping Policy. Our anti-hedging policy also prohibits direct and indirect short selling, option transactions of any kind and derivative transactions that involve our securities.
Compensation Risk Management
In assessing risks, we consider mitigating factors such as (i) the multiple elements of our compensation packages, including base salary and bonuses, either in the form of restricted cash or equity awards, both of which vest over a number of years; (ii) the structure of senior executives’ incentive program, which is based on a number of different performance measures to avoid placing undue emphasis on any particular performance metric; (iii) the ability to exercise negative discretion as a means to adjust compensation downward to reflect performance or other factors; (iv) oversight of our programs by our Board and Compensation Committee; (v) our clawback policy; (vi) our anti-hedging policy; (vii) the fact that we have no change-in-control benefits; and (viii) other factors deemed relevant by the Compensation Committee.
We specifically considered whether our compensation program might inappropriately increase the risk appetite of our executives. We did not want our program’s elements to upset the proper balance between short-term performance and our ultimate objective: long-term value creation. We believe our program supports our long-term objectives.
2026 Proxy Statement	57

Executive Compensation Tables
Summary Compensation Table — Fiscal 2025

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation(2) ($)	Total ($)
Richard B. Handler Chief Executive Officer	2025	1,000,000	10,000,000	Fiscal 2024 Equity Grant:	17,206,243	8,768	232,009(3)	28,447,020
	2024	1,000,000	12,000,000	Fiscal 2023 Equity Grant:	9,356,074	34,996	231,178	22,622,248
	2023	1,000,000	8,400,000	Fiscal 2022 Equity Grant:	14,283,382	—	429,749	26,136,030
				Dividend Rights Adjustment Related to Vitesse Spin-off:	2,022,899	—
Brian P. Friedman President	2025	1,000,000	10,000,000	Fiscal 2024 Equity Grant:	17,206,243	—	454,618(4)	28,660,861
	2024	1,000,000	12,000,000	Fiscal 2023 Equity Grant:	8,910,464	—	442,085	22,352,549
	2023	1,000,000	8,000,000	Fiscal 2022 Equity Grant:	11,902,830	—	436,824	23,362,553
				Dividend Rights Adjustment Related to Vitesse Spin-off:	2,022,899	—
Joseph S. Steinberg Chairman of the Board	2025	810,693	—		—	—	502,339(5)	1,313,032
	2024	810,693	—		—	—	499,644	1,310,337
	2023	810,693	—		—	—	497,355	1,308,048
Michael J. Sharp Executive Vice President and General Counsel	2025	1,000,000	4,000,000		4,803,960	—	5,875	9,809,835
	2024	1,000,000	4,750,000		—	—	5,750	5,755,750
	2023	1,000,000	4,000,000		—	—	5,625	5,005,625
Matthew S. Larson Executive Vice President and Chief Financial Officer	2025	1,000,000	3,000,000		4,803,960	—	5,750	8,809,710
	2024	1,000,000	2,500,000		—	—	5,784	3,505,784
	2023	1,000,000	2,000,000		—	—	5,581	3,005,581

(1)
The values of the awards of stock, stock options and stock appreciation rights shown in these columns are the awards’ grant-date fair values, computed in accordance with FASB ASC Topic 718. Further information on the valuation assumptions relating to these awards granted in fiscal 2025 can be found in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2025. The grant-date fair value of stock awards in fiscal 2025 reflects their fair value after taking into account illiquidity discounts due to mandatory post-vesting holding periods. The fair value of the performance-based RSUs granted in fiscal 2025 is based on the probable level of achievement of the performance goal which is based on ROTE over a three-year performance period. The grant date fair value of the PSUs granted in fiscal 2025 at the maximum payout level was $12,904,683 for each of Mr. Handler and Mr. Friedman.

(2)
Some of the items under this caption constitute taxable income to the named executive officers. These amounts are reported as taxable income for the executives pursuant to IRS rules which differ from the SEC reporting rules used to report the amounts reflected in this table and these notes. Certain of our named executive officers benefit from personal use of our aircraft. In addition, family members of our named executive officers may, in certain circumstances, accompany the named executive officers on business as well as personal travel on our aircraft, resulting in additional costs. Reported compensation for personal use of our aircraft consists of the incremental costs incurred as a result of personal flight activity, including fuel, navigation, parking and landing fees, repairs, maintenance, personal supplies and meals and flight crew meals and lodging.

Incremental costs do not include depreciation, hangar rent, insurance, flight crew salaries and benefits and other fixed expenses that would have been incurred regardless of whether there was any personal use of our aircraft. For 2025, the total amount of our disallowed tax deduction resulting from the personal use of our aircraft by Messrs. Handler, Friedman, Steinberg and their guests was approximately $11.0 million. Messrs. Handler, Friedman and Steinberg receive the use of drivers, cars and other transportation benefits for business as well as personal use. Disclosed amounts for personal use of drivers, cars and other transportation benefits for each executive are derived based on an allocation of the total cost of driver compensation (including bonus and benefits), parking costs, vehicle depreciation and all other vehicle operating costs.
(3)	Includes $121,318 in incremental costs for personal use of our aircraft, $104,816 in personal use of a car and drivers, and $5,875 in contributions to the Profit Sharing Plan (“PSP”).
(4)	Includes $350,000 in incremental costs for personal use of our aircraft, $98,743 in personal use of a car and driver, and $5,875 in contributions to the PSP.
58	Jefferies Financial Group

(5)
Includes $350,000 in incremental costs for personal use of our aircraft, $98,553 in personal use of a car and drivers, $45,679 in deferred compensation plan contributions, and $8,107 in contributions to a Savings and Retirement Plan.

Grants of Plan-Based Awards in Fiscal 2025

		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of Shares of Stock or Units (# shares)	Grant—date fair value of stock awards ($)(5)
Name	Grant Date	Threshold (# shares)(2)	Target (# shares)(3)	Maximum (# shares)(4)
Richard B. Handler	12/17/2024(1)	85,238	113,651	170,477	—	8,603,122
	12/17/2024	—	—	—	113,651	8,603,122
Brian P. Friedman	12/17/2024(1)	85,238	113,651	170,477	—	8,603,122
	12/17/2024	—	—	—	113,651	8,603,122
Joseph S. Steinberg	—	—	—	—	—	—
Michael J. Sharp	10/17/2025	—	—	—	96,711	4,803,960
Matthew S. Larson	10/17/2025	—	—	—	96,711	4,803,960

(1)	Grant of long-term performance-based RSUs to each executive, as discussed in the CD&A. RSUs are subject to performance as well as service-based vesting requirements.
(2)	Performance required to earn RSUs at the threshold level is achievement of at least 7.5% ROTE over the three-year period from fiscal 2024–26. Please refer to our CD&A for additional information.
(3)	Performance required to earn RSUs at the target level is achievement of at least 10% ROTE over the three-year period from fiscal 2024–26. Please refer to our CD&A for additional information.
(4)	Performance required to earn RSUs at the maximum level is achievement of at least 15% ROTE equity over the three-year period from fiscal 2024–26. Please refer to our CD&A for additional information.
(5)
This column reports the fair value of equity awards granted to the executives. Fair value of the performance-based RSUs (the equity incentive plan awards) is based on the number of shares that, at the grant date, were deemed probable to be earned through performance over the three-year performance period. See also footnote 1 to the Summary Compensation Table.

2026 Proxy Statement	59

Outstanding Equity Awards at Fiscal Year-End 2025

	Option Awards					Stock Awards
Name	Shares underlying award: Jefferies (JEF) or Vitesse (VTS)	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date	Shares underlying award: Jefferies (JEF) or Vitesse (VTS)	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(1)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Richard B. Handler	JEF	2,532,370(3)		22.69	12/5/2030	JEF	270,931(4)	15,594,812
						JEF	429,960 (5)	24,748,478
						JEF	116,799(6)	6,722,971	175,199(6)	10,084,457
						JEF	1,029,816(7)	59,276,212
	VTS	228,933(3)		8.97	12/5/2030	VTS	46,420(5)	982,243
Brian P. Friedman	JEF	2,532,370(3)		22.69	12/5/2030	JEF	258,027(4)	14,852,037
						JEF	358,300(5)	20,623,751
						JEF	116,799(6)	6,722,971	175,199(6)	10,084,457
						JEF	984,025(7)	56,640,454
	VTS	228,933(3)		8.97	12/5/2030	VTS	38,683(5)	818,537
						VTS	106,238(7)	2,248,004
Joseph S. Steinberg		—	—	—		—	—	—	—	—
Michael J. Sharp		—	—	—		JEF	97,387(8)	5,605,593	—	—
Matthew S. Larson		—	—	—		JEF	97,387(8)	5,605,593	—	—

(1)
The number of RSUs and PSUs listed includes additional RSUs and PSUs resulting from the crediting of dividend equivalents on awards (referred to as dividend equivalent units or DEUs) through November 30, 2025. DEUs are forfeitable to the same extent as the underlying award.

(2)
Market value is based on closing prices on the NYSE on November 30, 2025: Jefferies Common Shares (JEF), $57.56 per share; and Vitesse Common Stock (VTS), $21.16 per share. Market value does not include cash dividend equivalents (accrued only on VTS awards), totaling $267,494 and $835,111 for Mr. Handler and Mr. Friedman, respectively.

(3)
The governing option agreement provides also for the crediting of dividend equivalents if regular quarterly dividends increase during the first 9.5 years after grant (on December 6, 2020), in which case the executive is credited with a cash amount equal to the excess dividend amount for each share underlying the Jefferies options. The dividend amounts paid by Vitesse on the number of shares underlying the related Vitesse options are also credited by Jefferies in the calculation of excess dividends. The amounts credited in a fiscal quarter are converted to Jefferies share units at each Jefferies quarterly dividend payment date, which share units will be settled June 6, 2030.

(4)
These awards are subject to service-based vesting through December 13, 2026. Of the reported number of share units (JEF), 102,547 for Mr. Handler and 97,669 for Mr. Friedman represent PSUs and associated DEUs earned by Jefferies' performance in fiscal 2023–2025.

(5)
These awards were subject to service-based vesting through December 16, 2025. Of the reported number of share units, for Mr. Handler 196,095 (JEF) and 21,171 (VTS) and for Mr. Friedman 163,412 (JEF) and 17,643 (VTS) represent PSUs and associated DEUs earned by Jefferies performance in fiscal 2022–2024.

(6)
These awards are subject to service-based vesting through December 17, 2027. The number of PSUs and associated DEUs listed as unearned share units under equity incentive plan awards is the number earnable by achievement of the maximum level of performance based on Jefferies' ROTE in the fiscal 2024–2026 performance period (150% of the target number). ROTE performance achieved in fiscal 2024–2025, projected at the same level for the remainder of the performance period, would result in the earning of approximately 105% of the target number of PSUs and associated DEUs.

(7)	These awards are subject to service-based vesting through December 16, 2026.
(8)	These awards are subject to service-based vesting through October 17, 2030.
60	Jefferies Financial Group

Option Exercises and Stock Vested in Fiscal 2025
The table below provides information regarding stock options exercised and stock awards vested during fiscal 2025 for each of our named executive officers. The gain upon exercise of the options and the value of stock awards is based on the average of the high and low sales prices of our shares on the New York Stock Exchange on the day the options were exercised or the stock award vested.

	Option awards		Stock awards
Name	Number of Jefferies (JEF) shares acquired on exercise (#)	Value realized on exercise ($)	Underlying securities -- JEF = Jefferies common shares, VTS = Vitesse common stock	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Richard B. Handler	—	—	JEF	616,719	$50,092,999
	—	—	VTS	57,364	$1,766,514
Brian P. Friedman	—	—	JEF	616,719	$50,092,999
	—	—	VTS	57,364	$1,766,514
Joseph S. Steinberg	—	—		—	—
Michael J. Sharp	—	—		—	—
Matthew S. Larson	—	—		—	—
(1)
The amount shown as “value realized on vesting” is based on the market value of the underlying shares on the vesting date, plus cash dividend equivalents credited on equity awards at the vesting date. However, the CEO and President did not in fact sell Jefferies shares at the time of vesting to realize value; Jefferies withheld a portion of the vested shares to meet withholding tax obligations.

Pension Benefits in 2025

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Richard B. Handler	Jefferies Group	16 (frozen)	$345,084	$0
	Employees’ Pension Plan
To calculate the value above, we assumed that benefit commencement is at age 65 (our pension plan’s normal retirement age). We also assumed that 85% of Mr. Handler’s benefit is paid as a lump sum calculated using an interest rate of 5.85% and mortality assumption required under Revenue Ruling 2007-67 and that 15% of his benefit is paid as a single life annuity calculated using a 4.7% discount rate and RP-2014 annuitant mortality. In addition, the figure provided is based on age 65 present values discounted back to current age. We also assumed no pre-retirement mortality.
Jefferies Group first adopted its pension plan in 1964 and stopped admitting new participants into the plan on April 1, 1997. Effective December 31, 2005, benefits under the plan were frozen. All persons who were Jefferies Group employees prior to April 1, 1997, who are citizens or residents of the United States, who are 21 years of age and who have completed one year of service are covered by the pension plan. The plan is a defined benefit plan funded through our ongoing contributions and through earnings on existing plan assets. The amount an employee will receive as a plan benefit depends on the person’s covered compensation during specific plan years. An employee retiring at age 65 will receive 1% of the employee’s covered compensation from January 1, 1987, until termination of employment plus 20% of the first $4,800 and 50% of amounts exceeding $4,800 of annual average covered compensation for 1985 and 1986. Benefits under the plan are payable for the remaining life of the participant and are not subject to deduction for Social Security benefits or other offsets.
Since 2004, the amount of covered compensation has been capped at $210,000 per year. An employee who retires upon normal retirement at age 65 with at least four years of service will receive a full vested benefit. An employee who retires at age 55 with at least four years of service will receive the normal retirement benefit reduced by 0.5% for each month benefit payments commence before age 65. Employees who terminate employment for reasons other than death or retirement will be entitled to the vested portion of their benefits at their normal or early retirement age. Benefits vest at the rate of 0% for the first year of service, 33% for each of the next two years of
2026 Proxy Statement	61

service and 34% for the fourth year of service. The retirement benefits payable at age 65 for those employees with service prior to January 1, 1987, will be composed of two items: (1) a benefit for service up to December 31, 1986, in accordance with the original plan formula recognizing pay up to $100,000 and (2) a benefit for service commencing on January 1, 1987, equal to 1% of covered compensation through the date of termination.
Non-Qualified Deferred Compensation in Fiscal 2025
The following table provides information on amounts that the NEOs are entitled to receive under our non-qualified deferred compensation arrangements, including deferrals of vested RSUs under our 2003 Incentive Compensation Plan and our Equity Compensation Plan, and deferrals under Mr. Handler’s self-directed deferred compensation account which were in place before he became CEO of the predecessor entity Jefferies Group in 2001.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings (Losses) in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
Richard B. Handler	—	—	$(171,113,551)(5)	—	560,049,203(6)
Brian P. Friedman	—	—	(371,330)(7)	—	13,257,284(8)
Joseph S. Steinberg	—	45,679	131,280	—	1,550,727
(1)	Value of RSUs vesting but deferred as to settlement or value of other contributions during the fiscal year.
(2)	All amounts are included in the Summary Compensation Table in All Other Compensation.
(3)
Earnings and losses are based upon the investment direction of the named executive officer, the change in value of shares underlying vested and non-forfeitable RSUs and the value of dividend equivalents credited under vested and non-forfeitable equity awards as additional RSUs or as cash amounts to be paid upon settlement. RSUs that constitute deferred compensation include both Jefferies RSUs and Vitesse RSUs issued as an adjustment to Jefferies RSUs upon the spinoff of Vitesse in 2023.

(4)
Amounts in the table reflect compensation granted in multiple years, including compensation that has been deferred on a mandatory or voluntary basis and market returns on investments that deferred amounts were deemed invested in, which have accrued over time. Specifically, amounts in the table consist of: (i) contributions resulting from compensation that has been disclosed in the Summary Compensation Table in this and previous Proxy Statements (to the extent the executive was a named executive officer in the year of deferral and the amount was required to be disclosed under SEC rules then in effect), plus (ii) earnings on deferred amounts, less (iii) distributions.

(5)
Includes -$173,832,203 in decreased value of vested RSUs and deferred shares and related dividend equivalents and $2,718,652 of increased value of Mr. Handler’s self-directed deferred compensation account (excluding Jefferies deferred shares in that account). The change in value of RSUs and deferred shares represents the value of vested RSUs and deferred shares and related dividend equivalents held at the end of the fiscal year plus the value of any RSUs distributed during the year and related dividend equivalents (in each case including those acquired based on dividend equivalents credited during the year) less the value of the RSUs and deferred shares and related dividend equivalents held at the beginning of the year or, if contributed during the year, less the value at the time of such contribution.

(6)
Includes $530,718,766 in value of vested RSUs and deferred shares and related dividend equivalents and $29,330,437 in value in the self-directed deferred compensation account (excluding Jefferies deferred shares). For Mr. Handler, deferrals prior to 2013 and earnings on those deferrals constituted 98% of the value of his deferred compensation at November 30, 2025. The deferred compensation in the self-directed account originally was earned while Mr. Handler was head of Jefferies Group’s high yield division, prior to Mr. Handler becoming an executive officer of then-Jefferies Group. The last deferral into Mr. Handler’s self-directed deferred compensation account was in 2000.

(7)
Represents the value of vested RSUs and related dividend equivalents held at the end of the fiscal year plus the value of any RSUs distributed during the year (in each case including those acquired based on dividend equivalents credited during the year) and related dividend equivalents less the value of the RSUs and related dividend equivalents held at the beginning of the year or, if contributed during the year, less the value at the time of such contribution.

(8)	Represents the value of vested RSUs and related dividend equivalents held at the end of the fiscal year.
62	Jefferies Financial Group

Potential Payments upon Termination of Employment or Change in Control
The following information describes and quantifies (where possible) certain enhanced compensation that would become payable under then-existing agreements and plans if the named executive officer’s employment had terminated on November 30, 2025. Voluntary resignation or termination for cause would not result in any enhancement in compensation.
Named Executive Officer Termination Payments
SEVERANCE PAYMENTS
Our NEOs are entitled to severance under policies described under “Severance” on page 55.
Summary of Payments upon Termination or Change in Control
The table below shows the estimated value of payments to which a NEO serving at our fiscal year end would have been entitled if the executive’s employment had been terminated on November 30, 2025. It bears noting that the payments outlined below are the sum of the compensation earned by our executives that has not yet vested. For purposes of valuing these amounts, we took into account the following considerations:
•
Equity awards that immediately vest upon involuntary termination of employment, death or disability are valued at $57.56 per Jefferies share and $21.16 per Vitesse share, the closing price of those shares on the last trading day of fiscal 2025.

•
Amounts a named executive officer has deferred through our deferred compensation plans or for which all service requirements have been met are non-forfeitable, so whether these amounts continue to be deferred or are paid out following the change in control or termination of employment does not represent a payment or enhancement to benefits resulting from the change in control or termination of employment. Such non-forfeitable deferred amounts are shown above under the caption “Non-Qualified Deferred Compensation.”

•	Stock options granted in fiscal 2021 to our executive officers, which include certain rights to excess dividend equivalents, are fully vested and non-forfeitable.
•
Amounts shown for compensation following a change in control assume that no payment to a named executive officer would have been reduced to avoid adverse tax consequences under Code Sections 4999 and 280G. No named executive officer is eligible to receive a “gross-up” payment to offset golden parachute excise taxes under Code Section 4999 or to reimburse the executive for related taxes.

•
Except as otherwise indicated, all amounts reflected in the table would be paid on a lump-sum basis based on a November 30, 2025 termination date, subject to any applicable six-month delay required under Section 409A of the Internal Revenue Code.

2026 Proxy Statement	63

Name	Involuntary Termination Following a Change-in- Control ($)	Following a Change-in- Control	Involuntary Termination ($)	Retirement(1)	Death or Disability ($)
Richard B. Handler	115,638,858(2)	—	115,638,858 (2)	—	114,638,858 (3)
Brian P. Friedman	110,787,513(2)	—	110,787,513 (2)	—	109,787,513 (3)
Joseph S. Steinberg	1,621,386(4)	—	1,621,386(4)	—	—
Michael J. Sharp	6,240,204(5)	—	6,240,204 (5)	—	5,605,593(3)
Matthew S. Larson	5,825,077(5)	—	5,825,077 (5)	—	5,605,593(3)
(1)	Does not include certain pension benefits for Mr. Handler under the Jefferies Group Employees’ Pension Plan, as reflected in the Pension Benefits in 2025 table.
(2)
Includes $1,000,000 of severance payments pursuant to Jefferies’ severance policy and the value of unvested RSUs (including unvested Vitesse RSUs issued as an adjustment to the Jefferies RSUs and related cash dividend equivalents) that would vest upon termination of employment by the Company not for cause or, in connection with a change in control, by the executive for good reason.

(3)
Represents the value of unvested RSUs (including, if applicable, unvested Vitesse RSUs issued as an adjustment to the Jefferies RSUs and related cash dividend equivalents) that would have vested automatically upon death or disability.

(4)	Consists of severance payments pursuant to the legacy Leucadia severance policy.
(5)	Consists of severance payments pursuant to Jefferies’ severance policy and the value of unvested RSUs that would vest upon termination of employment by the Company not for cause.
64	Jefferies Financial Group

Pay Versus Performance
For all fiscal years from 2021–2025, the Principal Executive Officer (“CEO”) was Richard B. Handler and “other NEOs” included Brian P. Friedman, Joseph S. Steinberg and Michael J. Sharp. In fiscal 2021–2023, other NEOs included Theresa S. Gendron, and in fiscal 2022–2025, other NEOs included Matthew S. Larson.
The Summary Compensation Table totals reported for our CEO for fiscal 2021–2025 and those amounts for the other NEOs reflected in the table on page 58 were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid”:

	2025		2024		2023		2022		2021
	CEO	Average for other NEOs	CEO	Average for other NEOs	CEO	Average for other NEOs	CEO	Average for other NEOs	CEO	Average for other NEOs
Summary Compensation Table total compensation	$28,447,020	$12,148,360	$22,622,248	$8,231,106	$26,136,030	$6,970,239	$56,897,424	$13,636,275	$28,872,946	$9,788,301
Deduction for change in pension value in Summary Compensation Table	(8,768)	—	(34,996)	—	—	—	—	—	(15,287)	—
Increase - “Service cost” and “Prior service cost” for pension benefits	—	—	—	—	—	—	—	—	—	—
Deduction for amount reported under the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table	(17,206,243)	(6,703,541)	(9,356,074)	(2,227,616)	(16,306,281)	(2,785,146)	(45,435,003)	(9,087,001)	(15,666,463)	(3,916,616)
Increase - year-end fair value of equity awards granted during year that remain unvested at year end	13,175,587	5,986,823	19,804,002	4,715,188	14,727,354	2,454,561	47,972,375	9,594,477	—	—
Increase - vest-date fair value of equity awards granted during year that vested during year	—	—	—	—	2,022,899	404,580	—	—	15,666,463	3,916,616
Increase/deduct - Change in fair value of all equity awards unvested at prior year end and at year end (year-end fair value minus prior-year-end fair value)	(30,819,973)	(7,266,693)	84,426,796	20,019,503	3,750,055	918,577	10,536,256	2,107,251	37,842,380	9,463,138
Increase/deduct - Change in fair value of all equity awards unvested at prior year end that vested during year (vest date fair value minus prior-year-end fair value)	1,438,854	359,713	—	—	3,563,008	712,594	(1,242,547)	(248,509)	—	10,502
Deduct - Fair value of equity awards unvested at prior year end but forfeited during year (deduct fair value at prior year end)	—	—	—	—	—	—	—	—	—	—
Increase - dividends paid on restricted stock and dividend equivalents accrued on unvested equity awards during the year (not otherwise counted in Summary Compensation Table or year-end or vest-date fair value of equity awards)	132,820	87,689	212,756	103,671	155,202	60,607	—	—	—	—

Total adjustments	$(33,287,724)	$(7,536,009)	$95,052,485	$22,610,746	$7,912,237	$1,765,773	$11,831,081	$2,366,219	$37,827,093	$9,473,640
Total - “Compensation Actually Paid”	$(4,840,704)	$4,612,351	$117,674,733	$30,841,852	$34,048,267	$8,736,012	$68,728,505	$16,002,494	$66,700,039	$19,261,941

2026 Proxy Statement	65

The fair value of equity awards is determined in a manner consistent with that disclosed in our consolidated financial statements included in our 2025 Annual Report on Form 10-K, and in footnotes (1) and (2) to the Summary Compensation Table on page 58. Awards of RSUs are valued based on the closing market price of our Common Shares at each measurement date, subject to the following: (i) Performance-based RSUs based on TSR performance (with performance periods covering fiscal 2021 and 2022) were valued using a Monte Carlo valuation model at each measurement date; (ii) performance-based RSUs based on ROTE or return on tangible deployable equity (ROTDE) performance were valued based on the probable outcome of the performance goal at each measurement date; and (iii) awards subject to mandatory holding periods following vesting were valued at each measurement date with a discount based on the illiquidity of the shares that, when vested, would be subject to the holding period. Stock options were valued using the Black-Scholes valuation methodology.
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation deemed to be “compensation actually paid” or CAP (as that term is used in Item 402(v)) and certain key metrics relating to our financial performance. For further information regarding how our executive compensation program is structured and how we align executive compensation with Jefferies’ performance, please see the “Compensation Discussion and Analysis” section above.

Fiscal year	Summary compensation table total for CEO	Compensation actually paid to CEO	Average summary compensation table total for non-CEO named executive officers	Average compensation actually paid to non-CEO named executive officers	Value of initial fixed $100 investment from November 30, 2020 based on:		Jefferies Net Earnings/ Net Income (thousands)	Jefferies Return on Tangible Equity(1)
					Jefferies total shareholder return	S&P 500 Financials Index total stockholder return
2025	28,447,020	(4,840,704)	12,148,360	4,612,351	$307.63	$209.79	$630,791	10.1%
2024	22,622,248	117,674,733	8,231,106	30,841,852	411.62	198.80	669,273	10.9%
2023	26,136,030	34,048,267	6,970,239	8,736,012	179.85	136.62	263,072	3.9%
2022	56,897,424	68,728,505	13,636,275	16,002,494	177.82	135.48	777,168	10.3%
2021	28,872,946	66,700,039	9,788,301	19,261,941	169.76	138.89	1,677,403	24.5%
(1)	ROTE is a non-GAAP measure. For reconciliation to GAAP amounts, see Annex A of this Proxy Statement.
Financial Performance Measures
We have identified ROTE as the company-selected measure for the pay-versus-performance disclosure, as it represents the most important financial performance measure for our CEO and President to earn annual incentive awards and PSUs and in the determination of annual equity award grants to the CEO and President. TSR is the metric most affecting changes in value of unvested equity awards, which greatly impact the compensation actually paid calculation for the CEO and President. This is because, under the SEC’s disclosure rules, the change in value of unvested equity awards from the end of one fiscal year to the end of the next fiscal year or to any vesting date within that next fiscal year, whether positive or negative, plus the year-end value of unvested equity awards granted in the fiscal year, are included in the calculation of compensation actually paid. It is important to understand that executives cannot realize disposable income from equity awards until they are vested, so in that sense the changes in equity value factored into the SEC’s “compensation actually paid” prior to vesting of the equity awards constitute only potential and not actual disposable income.
66	Jefferies Financial Group

Tabular List of Performance Measures
The three measures listed below represent an unranked list of the most important measures we currently use, which generally had the effect of aligning compensation actually paid to the NEOs for 2025 with Jefferies’ performance.

Financial Performance Measures
ROTE[7]
TSR
Net Earnings / Net Income
As discussed in the Compensation Discussion and Analysis, a number of other financial and non-financial metrics are considered by the Compensation Committee in its decisions on the compensation of the CEO and the President. These metrics also are factors considered by the Compensation Committee in determining the annual bonuses paid to the Executive Vice Presidents who are included as other NEOs. Historically, those other NEOs have been compensated primarily through discretionary cash bonuses and not by equity award grants, so ROTE, TSR and Net Earnings have had only indirect rather than formulaic impacts on their “compensation actually paid” as defined in the SEC rules. In fiscal 2025, each of the Executive Vice Presidents who are other NEOs received a grant of RSUs, so changes in TSR had a small effect on this calculation in fiscal 2025 and likely will have a greater effect in future fiscal years.
Relationship Between Compensation Actually Paid and Performance Measures
The following chart, covering the past five fiscal years, demonstrates the correlation between: (a) the compensation actually paid to our CEO and our other NEOs and (b) ROTE7, TSR and the total return of the S&P 500 Financials Index (total returns are measured over five years from November 30, 2020).

The following chart, covering the past five fiscal years, demonstrates the correlation between the compensation actually paid to our CEO and our other NEOs and our net earnings.

The above charts show that, over the past five fiscal years, compensation actually paid to the CEO and other NEOs was generally aligned with TSR (more so on a year-over-year basis) and with ROTE and Net Earnings as well. Under the SEC's “compensation actually paid” metric, as applied to Jefferies, the most significant factor has been TSR, which incorporates both year-over-year changes in value of equity awards and the compounding effect of crediting dividend equivalents on RSUs, which are converted into additional share units.
[7]	ROTE is a non-GAAP measure. For reconciliation to GAAP amounts, see Annex A of this Proxy Statement.
2026 Proxy Statement	67

Our fiscal 2025 results illustrate this, in that stock price decreased by 27%, fueling a one-year TSR of -25%, which was the principal factor in the CEO's calculated “compensation actually paid” of negative $4.8 million and that of the other NEOs a positive amount but down 85% from the year earlier level. Similarly, highly positive TSR in fiscal 2024 resulted in a very high calculation of CAP for the CEO in that year. Jefferies' TSR results affect the “compensation actually paid” for other NEOs, but to a lesser extent, because the President’s compensation (part of the average for the other NEOs) is structured in the same way as the CEO’s compensation.
Jefferies' ROTE and Net Earnings also are aligned with compensation, but the sustained increases in TSR from 2021 to 2024 and the one-year reversal of that trend in 2025 have overshadowed those factors in the SEC's compensation actually paid calculations. In years with comparatively stronger Net Earnings and three-year ROTE above our target of 10%, PSUs have been earned at above-target levels. This was the case for PSUs granted to the CEO and President with a performance period of fiscal 2021–2023. However, the three-year ROTE in the fiscal 2022–2024 performance period and fiscal 2023–2025 period fell short of the target so that the PSUs tied to those performance periods were earned at a level below target. In fiscal 2023, when year-over-year TSR growth was positive but not dramatic, compensation actually paid declined in alignment with the lower levels of ROTE and Net Earnings in that year.
The SEC’s prescribed measure of compensation–CAP–was not used by our Compensation Committee in determining the structure and amount of executive compensation and, to our knowledge, prior to the SEC’s adoption of the rule requiring disclosure of “compensation actually paid,” had not been widely known or regarded as a useful measure of executive compensation.
Significantly, despite a negative TSR for Jefferies in fiscal 2025, our TSR was positive in each of the preceding four fiscal years and robustly so for the full five-year period. By comparison, the total return of the S&P 500 Financials Index–an index of financial services companies–over the same five-year period was substantially below that of Jefferies.
CEO Pay Ratio Information
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of Richard Handler, our Chief Executive Officer.
To identify the median of the annual total compensation of our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates that we used were as follows.
We determined that, as of November 30, 2025, our employee population (other than our CEO) consisted of approximately 7,786 individuals working for us and our consolidated subsidiaries, including all U.S. employees and non-U.S. employees and all full-time, part-time, seasonal and temporary workers.
To identify the 2025 “median employee”, we conducted an analysis of our employee population. Given the variety of the jobs filled by our employees across multiple industries, we use a variety of pay elements to compensate our employees. For example, some employees are paid an hourly wage while others are paid a fixed salary. In addition, many of our employees have historically received cash bonuses. Consequently, we used payroll data and selected all wages paid (including hourly, overtime and salary) and all bonuses paid as the most appropriate measure of compensation. We converted all foreign currency into U.S. dollars. We used all such compensation paid to our employees for the fiscal 2025 year: December 1, 2024 through November 30, 2025. In making these calculations, we annualized (through November 30, 2025), as permitted, the compensation of those permanent employees who were hired after December 1, 2024. In our analysis, we did not annualize or otherwise adjust compensation for temporary or seasonal workers and did not make any full-time adjustments for anyone. Additionally, we made no cost-of-living adjustments in our calculations.
We calculated our median employee’s fiscal 2025 total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, the same way we calculated the total compensation of our CEO as disclosed in our Summary Compensation Table. Using this methodology, we determined that our median employee’s fiscal 2025 total compensation was $195,946. Based on this information, we estimate that, for 2025, our CEO’s annual total compensation (which for these purposes, in line with SEC rules, also included the 2025 equity grants) was approximately 145 times that of the median of the annual total compensation of all other employees.
68	Jefferies Financial Group

Audit Matters

PROPOSAL 3
Ratification of Independent Auditors
THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS

The Audit Committee selected Deloitte as our independent auditors for 2026, and we are requesting our shareholders to ratify this selection. This proposal is being submitted to shareholders because we believe that this action follows sound corporate practice and is in the best interests of the shareholders. If the shareholders do not ratify the selection, such a vote will not be binding, but it will be considered a direction to our Audit Committee to consider selecting another firm. If the shareholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if they believe that this change would be in our and our shareholders’ best interests.
Fees Paid to Our Independent Auditors
The following table sets forth the aggregate fees incurred by us for 2025 and 2024 relating to services performed by Deloitte:

	Fiscal Year Ended November 30, 2025	Fiscal Year Ended November 30, 2024
Audit Fees	$14,144,152	$13,406,531
Audit Related Fees	675,900	994,000
Tax Fees	543,122	488,035
All Other Fees	6,990	106,190
	$15,370,164(1)	$14,994,756(1)
(1)
In the table above, in accordance with the SEC’s definitions and rules, Audit Fees are fees paid for professional services for the audit of our consolidated financial statements included in our Form 10-K and review of financial statements included in our Form 10-Qs, and for services that are normally provided by the accountants in connection with regulatory filings or engagements. Audit Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. Tax Fees are fees for tax compliance, tax advice and tax planning. All Other Fees are fees for services not included in the first three categories. All services were approved by the Audit Committee.

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit work performed by our independent auditor. Specifically, the Committee has pre-approved certain specific categories of work and initially authorized annual amounts for each category. For additional services or services in an amount above the initially authorized annual amount, additional authorization from the Audit Committee is required. The Audit Committee delegated to the Audit Committee Chair the ability to provide both general pre-approvals (where no specific, case-by-case approval is necessary under SEC rules) and specific pre-approvals. Any pre-approval decisions made by the Audit Committee Chair under this delegated authority are reported to the full Audit Committee. All requests for services provided by our independent auditor that do not require specific approval by the Audit Committee are required to be submitted to our CFO to ensure that such services are within the scope of those services that have been pre-approved by the Audit Committee. The CFO provides periodic reports to the Audit Committee regarding services that were approved in this manner.
We have been advised that one or more representatives of Deloitte, our independent auditors, is expected to attend the Annual Meeting of Shareholders, will have an opportunity to make a statement, if any such representative desires to do so, and is expected be available to respond to appropriate questions.
2026 Proxy Statement	69

Audit Committee Report
Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with generally accepted accounting principles and applicable laws and regulations. Our independent auditors during fiscal 2025, Deloitte, were responsible for performing an independent audit of our financial statements and internal controls over financial reporting in accordance with the standards of the United States Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion as to the conformity of our financial statements with generally accepted accounting principles and the effectiveness of our internal control over financial reporting. Our independent auditors had free access to the Audit Committee to discuss any matters they deemed appropriate.
In performing our oversight role, the Audit Committee reviewed and discussed our audited financial statements with each of management and our independent auditors and discussed with our independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and letters from our independent auditors in accordance with the applicable requirements of the PCAOB regarding auditor independence and has discussed with the auditors their independence. Based on the reports and discussions described in this Report, the Audit Committee recommended to our Board that our audited financial statements for 2025 be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2025 for filing with the SEC.
Submitted by the Audit Committee of the Board of Directors
Jacob M. Katz, Chairman
Linda L. Adamany
Thomas W. Jones
Melissa V. Weiler
70	Jefferies Financial Group

PROPOSAL 4
Amendment and Restatement of the Certificate of Incorporation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION

Overview of the Amendment and Restatement of the Certificate of Incorporation
The principal purpose of the proposed amendment and restatement of the Company’s Certificate of Incorporation (the “Restated Certificate of Incorporation”) is to increase the number of authorized shares of the existing class of non-voting common stock, par value $1.00 per share (the “Non-Voting Common Stock”) into which, subject to certain terms and conditions, either (i) shares of voting common stock, par value $1.00 per share (the “Voting Common Stock”) or (ii) shares of our Series B-1 Non-Voting Convertible Preferred Shares, $1.00 par value per share (the “Series B-1 Preferred Stock”), will be converted. Due to certain regulatory limitations on the percentage of voting securities that may be held by SMBC, SMBC will continue to hold a portion of its equity interest in the Company in the form of non-voting securities of the Company. Because the Company’s Certificate of Incorporation does not currently provide for a sufficient number of authorized shares of Non-Voting Common Stock to accommodate an increase by SMBC of its economic ownership in the Company to 20% (on an as-converted and fully diluted basis), the Company’s Board of Directors, pursuant to its authority under the Certificate of Incorporation, approved the authorization and issuance of the Series B-1 Preferred Stock out of the Company’s authorized and unissued preferred stock to facilitate SMBC’s achievement of such economic ownership in the Company. Following such approval, on September 19, 2025, we delivered the Certificate of Amendment (the “Certificate of Amendment”) to the Department of State of the State of New York for filing to designate 17,500 shares of preferred stock as Series B-1 Preferred Stock.
The Board of Directors has approved the Restated Certificate of Incorporation to authorize up to 47,735,500 shares of Non-Voting Common Stock and is hereby soliciting shareholder approval for the Restated Certificate of Incorporation, which, if approved, would permit SMBC to exchange its shares of Voting Common Stock into shares of Non-Voting Common Stock.
Authorizing Increase in the Number of Authorized Shares of Non-Voting Common Stock
BACKGROUND
On September 19, 2025, we announced the next significant step in the Strategic Alliance with the SMBC Group. In order to further capitalize on the Company’s and SMBC Group’s unique business strengths and enhance their ability to meet the global needs of their borrowing, investing, corporate and sponsor clients, the expanded Strategic Alliance includes combining the Company’s and SMBC Group’s Japanese equities and equity capital market businesses, expanding joint coverage of larger sponsors and implementing in EMEA joint origination, underwriting and execution of syndicated leveraged loans for these clients.
As noted above, SMBC announced its intention to further increase its economic ownership of the Company to up to 20% (on an as-converted and fully diluted basis) by acquiring, through direct and indirect open-market purchases, up to an additional 5% of shares of Voting Common Stock and to exchange a portion of its shares of Voting Common Stock, from time to time, for either (a) shares of Non-Voting Common Stock or (b) shares of Series B-1 Preferred Stock, pursuant to the terms and subject to the conditions set forth in the Amended and Restated Exchange Agreement. SMBC will continue to own less than a 5% of a voting interest in the Company in compliance with certain regulatory requirements and guidance.
2026 Proxy Statement	71

Pursuant to the terms of the Series B-1 Preferred Stock, subject to shareholder approval of the Restated Certificate of Incorporation and the delivery of the Restated Certificate of Incorporation to the Department of State of the State of New York and the filing thereof, each share of Series B-1 Preferred Stock will automatically convert into 500 shares of Non-Voting Common Stock, without any further action on the part of the holder or the Company, on the date on which the Restated Certificate of Incorporation is filed, accepted and declared effective with the Department of State of the State of New York. As of the date of this Proxy Statement, there are no shares of Series B-1 Preferred Stock issued or outstanding.
For additional information regarding the Amended and Restated Exchange Agreement and the Series B-1 Preferred Stock, please refer to the Company’s Current Reports on Form 8-K filed with the SEC on September 19, 2025.
The Proposed Amendment and Restatement of The Certificate of Incorporation
Authorization of Increase in the Number of Authorized Shares of Non-Voting Common Stock
The Board of Directors has approved the Restated Certificate of Incorporation to authorize up to 47,735,500 shares of Non-Voting Common Stock and is hereby soliciting shareholder approval for the Restated Certificate of Incorporation.
The Company is currently authorized to issue 600,000,000 shares of common stock, comprising 565,000,000 shares of Voting Common Stock and 35,000,000 shares of Non-Voting Common Stock, and following the effectiveness of the Restated Certificate of Incorporation, the number of authorized shares of common stock will continue to be 600,000,000 shares, comprising 552,264,500 shares of Voting Common Stock and 47,735,500 shares of Non-Voting Common Stock.
If approved by the Company’s shareholders, the Restated Certificate of Incorporation, which is attached as Appendix A to this Proxy Statement and incorporated by reference herein, would be delivered to the Department of State of the State of New York for filing.
Subject to the approval of the Restated Certificate of Incorporation by the Company’s shareholders and the delivery of the Restated Certificate of Incorporation to the Department of State of the State of New York and the filing thereof, each share of Series B-1 Preferred Stock will automatically convert into shares of the Non-Voting Common Stock at a ratio of one share of Series B Preferred Stock to 500 shares of Non-Voting Common Stock, subject to adjustment as provided in the Amended and Restated Exchange Agreement and the Certificate of Amendment governing the Series B-1 Preferred Shares filed by the Department of State of the State of New York on September 19, 2025, without any further action on the part of the holder or the Company, on the date on which the Restated Certificate of Incorporation is filed, accepted and declared effective with the Department of State of the State of New York. As of the date of this Proxy Statement, there are no shares of Series B-1 Preferred Stock issued or outstanding.
Rights of Additional Authorized Shares of Non-Voting Common Stock
Upon approval of the Restated Certificate of Incorporation to authorize the increase in the number of authorized shares of Non-Voting Common Stock at the Annual Meeting and the delivery of the Restated Certificate of Incorporation to the Department of State of the State of New York for filing, the number of authorized shares of Non-Voting Common Stock will increase to 47,735,500 shares, $1.00 par value per share, with rights identical to the shares of Non-Voting Common Stock now authorized and outstanding.
Potential Effects If the Proposed Amendment Is Not Approved
If the Company’s shareholders do not approve the Restated Certificate of Incorporation, the conversion of the outstanding shares of Series B-1 Preferred Stock (if any) into shares of Non-Voting Common Stock will not occur. Such Series B-1 Preferred Stock will instead convert into Voting Common Stock upon certain transfers to non-affiliates of SMBC. If no such convertible transfer occurs, any shares of Series B-1 Preferred Stock held by SMBC (or its permitted transferees) would continue as Series B-1 Preferred Stock.
72	Jefferies Financial Group

The Company and SMBC have entered into the Amended and Restated Exchange Agreement and the related transactions and arrangements in anticipation of the approval of the Restated Certificate of Incorporation by the Company’s shareholders. The failure to obtain such approval will obligate the Company and SMBC to discuss in good faith seeking such approval at subsequent annual meeting(s) of the Company’s shareholders.
Recommendation and Vote
The affirmative vote or consent of the holders of at least a majority of the outstanding shares entitled to vote is required in order to amend any provisions of the Certificate of Incorporation.
You may vote “FOR”, “AGAINST” or “ABSTAIN” on this proposal. Failure to execute and return a proxy card or otherwise to vote at the Annual Meeting, or failure to instruct your broker, bank or other nominee on how to vote at the Annual Meeting, will have the same effect as a vote “AGAINST” the proposal, and abstentions will also be counted as voted “AGAINST” this proposal.
The Board of Directors recommends that you vote FOR Proposal 4.
2026 Proxy Statement	73

PROPOSAL 5
Adjournment of Annual Meeting if Necessary to Permit Further Solicitation of Proxies if There Are Insufficient Votes for the Approval of Proposal 4
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADJOURNMENT OF ANNUAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATIONS OF PROXIES FOR THE APPROVAL OF PROPOSAL 4

Overview of the Adjournment Proposal
If at the Annual Meeting, the number of shares entitled to vote and voting in favor of Proposal 4 is insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable the Board of Directors to continue to solicit additional proxies in favor of Proposal 4.
In this proposal, we are asking you to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If the Company’s shareholders approve the adjournment, postponement or continuation proposal, the Company could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 4, including the solicitation of proxies from shareholders that have previously voted against such proposal. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 4 has been received, the Company could adjourn, postpone or continue the Annual Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.
Recommendation and Vote
The affirmative vote or consent of the holders of at least a majority of the votes cast at the Annual Meeting is required for the approval of any adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation of additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 4.
You may vote “FOR”, “AGAINST” or “ABSTAIN” on this proposal. Assuming a quorum is present, failure to execute and return a proxy card or otherwise to vote at the Annual Meeting, or failure to instruct your broker, bank or other nominee on how to vote at the Annual Meeting, will have no effect for purposes of determining whether this proposal has been approved. Abstentions will not be considered votes cast and will also have no effect for purposes of determining whether this proposal has been approved.
The Board of Directors recommends that you vote FOR Proposal 5.
74	Jefferies Financial Group

Stock Ownership Information
Ownership of Our Common Shares

Beneficial Owner(1)	Number of Shares and Nature of Beneficial Ownership(2)	Percent of Class(3)
The Vanguard Group	17,489,993(4)	8.5%
BlackRock, Inc.	15,752,013(5)	7.6%
Linda L. Adamany	79,298(6)	*
Robert D. Beyer	106,253(7)	*
Matrice Ellis Kirk	26,211(8)	*
Brian P. Friedman	5,073,875 (9)	2.4%
MaryAnne Gilmartin	51,832(6)	*
Richard B. Handler	17,398,269 (10)	7.8%
Yoshihiro Hyakutome	—	*
Thomas W. Jones	71,240(6)	*
Jacob M. Katz	51,832(6)	*
Matthew Larson	—(11)	*
Toru Nakashima	—	*
Michael T. O’Kane	125,860(12)	*
Michael J. Sharp	68,658(13)	*
Joseph S. Steinberg	20,781,944(14)	10.1%
Melissa V. Weiler	34,211(8)	*
All directors, director nominees, and executive officers as a group (16 persons)	43,869,511(15)	19.9%
*	Less than 0.1%.
(1)
Except for Vanguard and BlackRock, the business address of each person is c/o Jefferies Financial Group, 520 Madison Avenue, New York, NY 10022. The list of owners consists of our directors, named executive officers and, to our knowledge, all 5% shareholders.

(2)
Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Beneficial ownership of shares owned by directors and executive officers is as of the record date of January 26, 2026. For all beneficial owners in the table, unless otherwise noted, voting and investment power are held solely by the reporting person. Ownership of restricted shares includes voting but no investment power. Ownership of vested RSUs and options includes the right to acquire voting and investment power within 60 days (except as otherwise noted). Shares held under the Profit Sharing Plan (“PSP”) and Employee Stock Ownership Plan (“ESOP”) are held by the plan trustee and include sole voting and limited investment power. Unless otherwise noted, all other ownership of shares reported includes voting and investment power.

(3)
Based on 206,548,730 shares outstanding as of January 26, 2026. Securities included in beneficial ownership because they could be acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person's percentage.

(4)
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355, reported sole voting power over 0 shares, shared voting power over 88,577 shares, sole dispositive power over 17,243,189 shares and shared dispositive power over 246,804 shares as of December 29, 2023 in its amended Schedule 13G filed on February 13, 2024. We and our affiliates engage in ordinary course transactions or arrangements with, and may from time to time provide other ordinary course financial services to, The Vanguard Group and its affiliates, related entities and clients. These transactions are negotiated on arm’s-length bases and contain customary terms and conditions.

The Jefferies’ 401(k) plans contain various publicly traded mutual funds as investment options for participants. Vanguard sponsors several of these mutual funds. We have a deferred compensation plan for Jefferies’ employees, of which investment options include Jefferies’ stock and Vanguard mutual funds.
(5)
BlackRock, Inc., 50 Hudson Yards, New York, NY 10001, reported sole voting power over 15,040,958 shares, sole dispositive power over 15,752,013 shares and no shared voting nor dispositive power as of December 31, 2023 in its amended Schedule 13G filed on January 26, 2024. We and our affiliates engage in ordinary course transactions or arrangements with, and provide ordinary course financial services to, BlackRock, Inc. and its affiliates, related entities and clients. These transactions are negotiated on arm’s-length bases and contain customary terms and conditions.

2026 Proxy Statement	75

Stock Ownership Information
We use BlackRock, Inc. and its affiliates as investment managers to our U.S. pension plans. Certain investments in our pension plans are also BlackRock, Inc. financial products. BlackRock and its affiliates’ engagement is unrelated to BlackRock’s Common Stock ownership. In addition, their fees resulted from arm’s-length negotiations, and we believe they are reasonable in amount and reflect market terms and conditions.
(6)	Includes 9,341 restricted shares.
(7)	Includes 54,051 vested and non-forfeitable share units.
(8)	Includes 10,173 unvested restricted share units.
(9)
Assuming Mr. Friedman’s continued employment with us through the expiration of all applicable vesting and deferral periods and that goals required for earning performance-based awards are achieved at target levels, he would beneficially own 6,792,125 shares (3.2% of the outstanding class). The number in the table includes: (i) 2,532,370 presently exercisable options; (ii) 45,120 PSP and ESOP shares; (iii) 226,689 vested and non-forfeitable RSUs, which would be settled more than 60 days after January 26, 2026 under award terms, even if a termination of employment had occurred on that date; and (iv) 1,103,996 shares in brokerage margin accounts available as security for outstanding margin balances (of which 450,000 shares secure a margin balance). If the vested and non-forfeitable RSUs not settleable within 60 days were deemed not to constitute beneficial ownership, the total beneficial ownership would be 4,847,185 shares (2.3% of the outstanding class).

(10)
Assuming Mr. Handler’s continued employment with us through the expiration of all applicable vesting and deferral periods and that goals required for earning performance-based awards are achieved at target levels, he would beneficially own 19,175,215 shares (8.7% of the outstanding class). The number in the table includes: (i) 2,532,370 presently exercisable options; (ii) 130,055 PSP and ESOP shares; (iii) 3,043,264 shares held in family trusts and LLCs with shared voting and investment power; (iv) 2,152,508 shares in brokerage margin accounts available as security for outstanding margin balances; and (v) 9,067,735 vested and non-forfeitable RSUs and deferred shares all of which would be settled more than 60 days after January 26, 2026 under award terms, even if a termination of employment had occurred on that date. If the vested and non-forfeitable RSUs not settleable within 60 days were deemed not to constitute beneficial ownership, the total beneficial ownership would be 8,330,535 shares (4.0% of the outstanding class).

(11)	Assuming Mr. Larson’s continued employment with us through the expiration of all applicable vesting and deferral periods, he would beneficially own 97,387 shares.
(12)	Includes 70,271 vested and non-forfeitable share units.
(13)	Includes 5 PSP shares. Assuming Mr. Sharp’s continued employment with us through the expiration of all applicable vesting and deferral periods, he would beneficially own 166,049 shares.
(14)
Includes 12,190 shares held directly by Mr. Steinberg, 20,684,992 shares held by corporations wholly owned by Mr. Steinberg, family trusts or corporations wholly owned by family trusts as to which Mr. Steinberg and/or his spouse may be deemed to have shared voting and investment power, and 84,762 shares held in a charitable trust over which Mr. Steinberg may be deemed to have shared voting and investment power.

(15)	Includes 37,364 restricted shares, 20,346 unvested restricted share units, 9,418,746 vested and non-forfeitable RSUs and deferred shares, and 5,064,740 shares underlying exercisable options.
76	Jefferies Financial Group

Additional Information
Biographies of Other Executive Officers
Michael J. Sharp | 70
EXECUTIVE VICE PRESIDENT
GENERAL COUNSEL
Mr. Sharp has been our Executive Vice President and General Counsel since March 2013. Mr. Sharp also served as Jefferies Group’s Executive Vice President, General Counsel and Secretary from November 2010 until the merger of Jefferies Group into Jefferies in November 2022. Prior to joining Jefferies Group in September 2010, Mr. Sharp had been a partner with the law firm of Wilmer Cutler Pickering Hale & Dorr LLP. Previously, Mr. Sharp was Deputy General Counsel of Citigroup and General Counsel of Citigroup’s Global Wealth Management, Global Consumer Bank and Global Credit Card business units. Before his 12 years at Citigroup, Mr. Sharp was a litigation associate at Cravath, Swaine & Moore, which he joined in 1992. Mr. Sharp began his legal career as a judicial clerk on the U.S. Court of Appeals for the Eleventh Circuit. Before embarking on a legal career, Mr. Sharp traded U.S. Treasury Bonds from 1981 to 1988.
Mr. Sharp received a J.D. from the University of Georgia School of Law (where he was editor-in-chief of the Law Review), an M.B.A. from Cornell University and a B.A. from Fordham University.
Matthew S. Larson | 53
EXECUTIVE VICE PRESIDENT
CHIEF FINANCIAL OFFICER,
PRINCIPAL FINANCIAL OFFICER
Mr. Larson has been our Executive Vice President and Chief Financial Officer since March 2023. Prior to March 2023, Mr. Larson served as our Executive Vice President, Co-Chief Financial Officer, and Principal Financial Officer from November 2022 to March 2023 in connection with the merger of Jefferies Group into Jefferies. He served as the Chief Financial Officer of Jefferies Group from August 2020 until November 2022. Prior to joining Jefferies, Mr. Larson was employed as the Chief Financial Officer of Barclays Americas and Barclays PLC Global Markets from 2017 to 2020, and Managing Director, America’s Controller of Barclay’s Investment Bank from 2014 to 2017. Prior to that, Mr. Larson was a Managing Director at Goldman Sachs where he held several roles in the Finance Division.
Mr. Larson graduated from Idaho State University, where he obtained a Bachelor of Science in Finance.
Mark Cagno | 55
VICE PRESIDENT
CONTROLLER
CHIEF ACCOUNTING OFFICER
Mr. Cagno has been our Vice President, Controller, and Chief Accounting Officer since June 2023. Mr. Cagno served as Vice President, Co-Controller and Chief Accounting Officer from November 2022 to May 2023 in connection with the merger of Jefferies Group into Jefferies. He previously served as Global Controller for Jefferies Group, a position he held since 2008, as well as Head of Operations of Jefferies Group from 2014 to 2022. Mr. Cagno has 30 years of financial industry experience in a multitude of control, valuation, regulatory and operations functions.
2026 Proxy Statement	77

Additional Information
After attending Pace University where he received his BA in Accounting, he worked at Salomon Brothers and CSFB in Treasury and Operations capacities. Mr. Cagno then joined Morgan Stanley where he performed various Business Unit Control, Valuation and Operations functions during his 14-year tenure, with his last responsibility being the Co-Head of Fixed Income, Equity and Wealth Management BCG (Business Unit Controllers Group).
Forward-Looking Statements
Certain statements contained in this document may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current views with respect to future events, financial performance and market conditions, and include statements about our future and statements that are not historical fact or statements of current conditions. These forward-looking statements are usually preceded by the words “potential,” “should,” “expect,” “anticipate,” “likely,” “plan,” “believe,” “intend,” “may,” “will,” “would,” “could,” or similar expressions. Forward-looking statements may contain statements relating to beliefs, goals, intentions and expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward-looking statements may also include statements pertaining to our strategies for future development of our businesses and products. Forward-looking statements represent only our current belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors, including Risk Factors that could cause actual results to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. For a discussion of some of the risks and uncertainties that could cause actual results to differ materiality from the results reflected in these forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K for the year ended November 30, 2025, and subsequently filed reports. Accordingly, you should read and interpret any forward-looking statement together with reports we file with the SEC. We undertake no obligation to update or revise any such forward-looking statement to reflect subsequent circumstances, except as required by applicable law.
Past performance may not be indicative of future results. Different types of investments involve varying degrees of risk. Therefore, it should not be assumed that future performance of any specific investment or investment strategy will be profitable or equal the corresponding indicated performance level(s).
78	Jefferies Financial Group

Important Information for
Our Shareholders
ONLINE ACCESS TO PROXY MATERIALS
This Proxy Statement and the following additional proxy materials are available online at proxyvote.com:
•	2025 Annual Report
•	Proxy card and voting instructions
ATTENDING OUR ANNUAL MEETING
Holders of our shares at the close of business on January 26, 2026, the record date, or their representatives are permitted to attend our Annual Meeting. At the close of business on the record date there were 206,548,730 shares outstanding and entitled to vote, each of which entitles the holder to one vote on each proposal. For security purposes, no cameras, recording devices, or amplification devices will be permitted at the meeting.
VOTING
Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote your shares without attending the Annual Meeting. Voting instructions, including instructions for both telephonic and internet voting, are outlined in the proxy card.

	If you are a shareholder of record	If you hold your shares in street name
By Internet (24 hours a day):	proxyvote.com	proxyvote.com
By Telephone (24 hours a day):	1-800-690-6903	1-800-690-6903
By Mail:	Return a properly executed and dated proxy card in the provided pre-paid envelope	Return a properly executed and dated voting instruction form by mail, depending upon the method(s) your bank, brokerage firm, broker-dealer or other similar organization makes available

Generally, the deadline for voting by telephone or using the internet is 11:59 p.m. EDT on      , 2026.
Shares represented by properly executed proxies, received by us or voted by telephone or via the internet, which are not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules discussed below, if instructions are not given, proxies will be voted for the election of each nominee, for the approval of our executive-compensation program, for the ratification of our independent auditors , for the amendment and restatement of the Certificate of Incorporation, and for the adjournment of annual meeting if necessary to permit further solicitation of proxies if there are insufficient votes in favor of proposal 4. Other than shares held in our Profit Sharing Plan, your shares will not be voted if you do not return a signed proxy card or vote in person, by telephone or via the internet.
How can I attend, vote and participate at the virtual Annual Meeting?
To provide a consistent experience to all our shareholders regardless of where they are located and to make it easier for our shareholders to attend, we are holding our Annual Meeting in a virtual-only format. At the virtual Annual Meeting, shareholders will be able to listen to the meeting live and vote. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/JEF2026, you must enter the 16-digit control number available on your proxy card
2026 Proxy Statement	79

Important Information for Our Shareholders
if you are a shareholder of record or included in your voting instruction card and voting instructions you received from your broker, bank or other institution. Although you may vote online during the virtual Annual Meeting, we encourage you to vote prior to the meeting via the Internet, by telephone or by mail as outlined in the proxy card to ensure that your shares are represented and voted.
A technical support line will be available on the meeting website for any questions on how to participate in the Annual Meeting or if you encounter any difficulties accessing the virtual meeting.
The meeting will begin promptly at 9:00 a.m. EDT, on      , 2026. Online access will begin at 9:00 a.m. EDT, and we encourage you to access the meeting prior to the start time.
Shareholders will be able to ask questions through the virtual meeting website either before or during the meeting. Questions may be submitted during the virtual Annual Meeting through www.virtualshareholdermeeting.com/JEF2026. The Company will answer appropriate questions during the virtual Annual Meeting.
What is the difference between holding shares as a shareholder of record and holding in street name?
Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered a “shareholder of record” of those shares.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials from the organization holding your account and, as a beneficial owner, you have the right to direct that organization as to how to vote the shares held in your account.
INFORMATION FOR OUR PROFIT SHARING PLAN PARTICIPANTS
For participants in our Profit Sharing Plan (PSP), your shares will be voted by Fidelity Management Trust Company, the plan administrator, as you instruct by returning your signed proxy card. If you sign and return your proxy card but do not designate how your shares should be voted, your shares will be voted as recommended by our Board of Directors. You may also vote your shares online at proxyvote.com or by telephone by calling 1-800-690-6903. You cannot vote your shares in the PSP in person at the meeting. To allow sufficient time for voting, your vote must be received by no later than 11:59 p.m. EDT on      , 2026, unless otherwise stated in your PSP voting materials. If you do not timely provide your vote, your shares in the PSP will be voted pro rata based on the votes timely received by Fidelity.
REVOCATION OF PROXIES
Any proxy may be revoked at any time before it is exercised by giving written notice of revocation to our Corporate Secretary, at our address set forth herein, by executing and delivering a later-dated proxy, either in writing, by telephone or via the internet, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not alone constitute revocation of a proxy. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the owner as of the close of business on January 26, 2026 in order to vote your shares at the Annual Meeting.
REQUIRED VOTES FOR EACH PROPOSAL
1.
Election of Directors – Our by-laws require that each director in an uncontested election be elected by the vote of the majority of the votes cast with respect to such director. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director.

2.
Approval of Executive-Compensation Program – The approval of our executive-compensation program requires the affirmative vote of a majority of votes cast on the matter. The vote is advisory and therefore is not binding on the Compensation Committee, our Board of Directors, or us.

3.
Ratification of Independent Auditors – Ratification of the selection of Deloitte as our independent auditors requires the affirmative vote of a majority of votes cast on the matter. This vote is advisory and therefore is not binding on the Audit Committee, our Board of Directors, or us.

80	Jefferies Financial Group

Important Information for Our Shareholders
4.
Amendment and Restatement of the Certificate of Incorporation – An affirmative vote or consent of the holders of at least a majority of the shares entitled to vote is required to approve any amendment to the Certificate of Incorporation.

5.
Adjournment of Annual Meeting if Necessary to Permit Further Solicitations of Proxies if There Are Insufficient Votes for the Approval of Proposal 4 – An affirmative vote or consent of the holders of at least a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote is required to approve the adjournment of the Annual Meeting, if necessary or appropriate.

BROKER NON-VOTES AND ABSTENTIONS
A “broker non-vote” occurs when your broker submits a proxy for the meeting but does not vote on non-discretionary matters because you did not provide voting instructions on those matters (this applies to all proposals other than proposal 3 (ratification of our auditors)). Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the annual meeting (which is the holders of a majority of the shares entitled to vote thereat present in person or by proxy).
On proposals 1 and 2, abstentions and broker non-votes will not be counted as votes cast and therefore will have no effect for the purpose of determining whether those proposals have been approved.
On proposal 3, abstentions will not be counted as votes cast and therefore will have no effect for the purpose of determining whether the proposal has been approved; however, your broker may vote your shares with respect to this proposal even if you do not submit your voting instruction form.
On proposal 4, abstentions and broker non-votes will be counted as votes “AGAINST” the proposal.
On proposal 5, broker non-votes will have no effect for purposes of determining whether the proposal has been approved. Abstentions will not be considered votes cast and will also have no effect for purposes of determining whether the proposal has been approved.
REQUESTS FOR OUR ANNUAL REPORT AND GOVERNANCE DOCUMENTS
You may request a written copy of the following documents without charge by writing to our Corporate Secretary, Laura Ulbrandt DiPierro, at 520 Madison Avenue, New York, New York 10022, or go to www.Jefferies.com for an electronic copy.
•	2025 Annual Report, including the financial statements and the financial statement schedules as well as any requested exhibits
•	Audit, Compensation, Culture and Community, Nominating and Corporate Governance, and Risk and Liquidity Oversight Committee Charters
•	Corporate Governance Guidelines
•	Code of Business Practice
•	Corporate Social Responsibility Principles
•	Whistle Blower Policy
COMMUNICATING WITH OUR BOARD
Shareholders and other parties interested in communicating directly with our Board, specific members of our Board, including our Independent Lead Director, or non-management directors as a group may do so by writing to such intended recipients, c/o Corporate Secretary, Jefferies Financial Group, 520 Madison Avenue, New York, New York 10022. The Corporate Secretary will review all correspondence and regularly forward to the applicable recipients a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of our Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. All directors may at any time review a log of all such correspondence and request copies. Concerns relating to accounting, internal accounting controls or auditing matters will be brought to the attention of the Chair of the Audit Committee.
2026 Proxy Statement	81

Important Information for Our Shareholders
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
The SEC permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra conveniences for stockholders and cost savings for companies.
Some brokers household our proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker and send a request to our transfer agent, Equiniti Trust Company, LLC (in writing: 48 Wall Street, Floor 23, New York, NY 10005; by telephone: in the U.S., Puerto Rico and Canada, 1-800-937-5449; outside the U.S., Puerto Rico and Canada, 1-718-921-8200). Stockholders who currently receive multiple sets of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.
PROXY SOLICITATION
We are first mailing this Proxy Statement and proxy card to shareholders on or about      , 2026. We bear the costs of our Board’s solicitation of your proxy for our 2026 Annual Meeting of Shareholders. Our directors, officers and employees may also solicit proxies from shareholders, but will not receive additional compensation, although they may be reimbursed for out-of-pocket expenses. We have also engaged Innisfree M&A Incorporated, a proxy solicitation agent, to assist us with our solicitation and expect to pay no more than $20,000 for its efforts. We will also reimburse brokers, nominees, fiduciaries and other custodians for reasonable expenses incurred in forwarding our proxy materials to shareholders.
SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2027
Shareholders may submit proposals and director nominees for our 2027 Annual Meeting of Shareholders which comply with the rules and regulations of the SEC and our by-laws. Proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy materials must be received by us no later than      , 2026.
For a shareholder’s notice of nomination of one or more director nominees to be included in our proxy statement and ballot for the 2027 Annual Meeting of Shareholders pursuant to the proxy access provision set forth in our by-laws, it must be received by our Secretary at our principal executive office no earlier than 150 days and no later than 120 days prior to the first anniversary date of this Proxy Statement (no earlier than      , 2026 and no later than      , 2026); provided, however, that if the date of the 2027 Annual Meeting of Shareholders is more than 30 days before or more than 60 days after the first anniversary date of the 2026 Annual Meeting of Shareholders (     , 2027), the notice must be so received not earlier than 190 days prior to the date of the 2027 Annual Meeting of Shareholders and not later than the later of 160 days prior to the date of the 2027 Annual Meeting of Shareholders or the tenth day following the day on which public announcement of the date of such meeting is first made. The notice must contain the information required by our by-laws, and the shareholder(s) and nominee(s) must comply with the information and other requirements in our by-laws relating to the inclusion of shareholder nominees in our proxy materials.
If a shareholder seeks to propose other business or nominate a director pursuant to our by-laws, but does not seek to include a proposal or director nominee in our proxy statement for the 2027 Annual Meeting of Shareholders pursuant to proxy access, such proposals for other business or director nominations must be received by our Secretary at our principal executive office no earlier than 150 days and no later than 120 days prior to the first anniversary date of this Proxy Statement (no earlier than      , 2026 and no later than      , 2026); provided, however, that (i) if the date of the 2027 Annual Meeting of Shareholders is more than 30 days from the first anniversary date of this Proxy Statement (     , 2027), a proposal for business must be received no later than the tenth day following the day on which public announcement of the date of such meeting is first made, and (ii) if the date of the 2027 Annual Meeting of Shareholders is more than 30 days before or more than 60 days after the first anniversary date of the 2026 Annual Meeting of
82	Jefferies Financial Group

Important Information for Our Shareholders
Shareholders (2027), a director nomination must be received no earlier than 190 days prior to the date of the 2027 Annual Meeting of Shareholders and no later than the later of 160 days prior to the date of the 2027 Annual Meeting of Shareholders or the tenth day following the day on which public announcement of the date of such meeting is first made. The notice must contain the information required by our by-laws, and the shareholder(s) must comply with the information and other requirements in our by-laws. In addition to satisfying the requirements under our by-laws, to comply with the universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19(b) under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.
All proposals should be submitted in writing to Laura Ulbrandt DiPierro, Senior Vice President and Secretary, 520 Madison Avenue, New York, New York 10022.
2026 Proxy Statement	83

Annex A
Reconciliations and Use of Non-GAAP Financial
Measures and Additional Information
The following tables reconcile financial results reported in accordance with generally accepted accounting principles (GAAP) to all non-GAAP financial measures presented in this Proxy Statement. We sometimes use non-GAAP financial measures to aid investors in viewing our businesses and investments through the eyes of management while facilitating a comparison across historical periods. For example, management uses certain financial measures using adjusted tangible shareholders’ equity because management believes that adjusted tangible shareholders’ equity are the net assets available for investment purposes to earn a return for our shareholders and changes in tangible shareholders’ equity better indicate to management and our shareholders how we performed given the equity available to management to invest.
However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, reported results prepared in accordance with GAAP.
ROTE Non-GAAP Reconciliation
CALCULATION OF RETURN ON ADJUSTED TANGIBLE EQUITY (ROTE)
Reconciliation of Net Earnings to Adjusted Net Earnings

	Twelve Months Ended:
($ in millions)	Nov 30, 2025	Nov. 30, 2024	Nov. 30, 2023	Nov. 30, 2022	Nov. 30, 2021
Net Earnings Attributable to Common Shareholders (GAAP)	$631	$669	$263	$777	$1,667
Intangible Amortization and Impairment Expense, Net of Tax	29	22	7	8	11
Earnings Attributable to Series B Preferred Stock	80	74	13	—	—
Adjusted Net Earnings (non-GAAP)	$740	$765	$283	$785	$1,678
Reconciliation of Shareholders’ Equity to Adjusted Tangible Shareholders’ Equity

($ in millions)	Nov 30, 2024	Nov. 30, 2023	Nov. 30, 2022	Nov. 30, 2021	Nov. 30, 2020
Shareholders' Equity (GAAP)	$10,157	$9,710	$10,233	$10,554	$9,404
Intangible Assets, Net and Goodwill	(2,054)	(2,045)	(1,876)	(1,898)	(1,913)
Deferred Tax Asset, Net	(498)	(458)	(388)	(328)	(394)
Weighted Average Impact of Cash Dividends and Share Repurchases	(259)	(200)	(732)	(671)	(243)
Adjusted Tangible Shareholders' Equity (non-GAAP)	$7,346	$7,007	$7,237	$7,658	$6,854
ROTE = Adjusted Net Earnings / Adjusted Tangible Shareholders' Equity	10.1%	10.9%	3.9%	10.3%	24.5%
84	Jefferies Financial Group

Annex A
Market Position Statistics presented within the Proxy are referenced from several independent sources as noted below:
Dealogic–Fiscal 2025:
•	#6 ranking in Global M&A, ECM and LevFin
•	#6 ranking in Global M&A (excluding China), up from #9 two years ago year and #11 seven years ago
•	#6 ranking in Global equity capital markets (excluding China)
•	#6 ranking in U.S. M&A
•	#3 ranking in global financial sponsor M&A
Extel & Coalition Greenwich–Fiscal 2025
•	#1 ranking in Overall U.S. Electronic Trading
Greenwich–Fiscal 2025
•	#1 rankings in European & Asia (excluding Japan) Convertibles Trading; #3 ranking in U.S.
Starmine–November 2025
•	#1 ranking in Global Small Cap Stock Coverage; #2 ranking in Global Stock Coverage
2026 Proxy Statement	85

Appendix A
RESTATED

CERTIFICATE OF INCORPORATION

OF

JEFFERIES FINANCIAL GROUP INC.

Under Section 807 of the Business Corporation Law

Pursuant to the provisions of Section 807 of the New York Business Corporation Law, the undersigned hereby certify:
FIRST: The name of the corporation is JEFFERIES FINANCIAL GROUP INC. The name under which the Corporation was formed is Talcott National Corporation.
SECOND: The date of the filing of the Certificate of Incorporation of the Corporation by the Department of State of the State of New York was May 24, 1968.
THIRD: The amendments to the Certificate of Incorporation effected by this Certificate are: the addition of the provisions set forth below in this Restated Certificate of Incorporation stating the number, designation, relative rights, preferences and limitations of the Non-Voting Common Stock of the Corporation, as fixed by the Board of Directors of the Corporation.
The Corporation is currently authorized to issue 606,000,000 shares of capital stock, consisting of 565,000,000 shares of voting common stock, having a par value of $1.00 each, 35,000,000 shares of non-voting common stock, having a par value of $1.00 each, and 6,000,000 shares of preferred stock, having a par value of $1.00 each, of which 10 shares are designated as Series A Non-Voting Convertible Preferred Stock, 125,000 shares are designated as 3.25% Series A Cumulative Convertible Preferred Shares, 70,000 shares are designated as Series B Non-Voting Convertible Preferred Shares and 17,500 shares are designated as Series B-1 Non-Voting Convertible Preferred Shares.
Following the effectiveness of this amendment, the Corporation will be authorized to issue 606,000,000 shares of capital stock, consisting of 552,264,500 shares of voting common stock, having a par value of $1.00 each, 47,735,500 shares of non-voting common stock, having a par value of $1.00 each, and 6,000,000 shares of preferred stock, having a par value of $1.00 each. Immediately following the effectiveness of this amendment, 10 shares of Preferred Stock will continue to be designated as Series A Non-Voting Convertible Preferred Stock, 125,000 shares of preferred stock will continue to be designated as 3.25% Series A Cumulative Convertible Preferred Shares, 70,000 shares of preferred stock will continue to be designated as Series B Non-Voting Convertible Preferred Shares and 17,500 shares will continue to be designated as Series B-1 Non-Voting Convertible Preferred Shares.
FOURTH: The text of the Certificate of Incorporation, as previously restated, is hereby restated, as further amended or changed, to read as herein set forth in full.
* * *
FIRST: The name of the corporation is JEFFERIES FINANCIAL GROUP INC. (the “Corporation”).
SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be engaged under the New York Business Corporation Law. The Corporation is not being formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.
THIRD: The office of the Corporation in the State of New York is to be located in The City of New York, County of New York.
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FOURTH: The aggregate number of shares of capital stock of all classes which the Corporation shall have authority to issue is 606,000,000, divided into 6,000,000 shares, having a par value of $1.00 each, which are designated “Preferred Stock” (the “Preferred Stock”) and are issuable in series, 552,264,500 shares, having a par value of $1.00 each, which are designated “Common Stock” (the “Voting Common Stock”) and 47,735,500 shares, having a par value of $1.00 each, which are designated “Non-Voting Common Stock” (the “Non-Voting Common Stock” and, together with the Voting Common Stock, the “Common Stock”).
Except as set forth in Section 6.7 of the Amended and Restated Exchange Agreement, by and between the Corporation and Sumitomo Mitsui Banking Corporation (“SMBC”), dated as of September 19, 2025 (as amended or supplemented from time to time, the “Exchange Agreement”), no holder of shares of any class or series of stock of the Corporation, whether now or hereafter authorized or outstanding, shall have any preemptive, preferential or other right to subscribe for or purchase any shares of any class or series of capital stock of the Corporation, whether now or hereafter authorized or outstanding, or any bonds, notes, obligations, options, warrants, rights or other securities which the Corporation may at any time issue or sell, whether or not the same be convertible into or exercisable for the purchase of any class or series of capital stock of the Corporation, it being intended by this paragraph that all pre-emptive rights of any kind applicable to the securities of the Corporation are eliminated.
The designations, relative rights, preferences and limitations of each class of the Corporation’s capital stock and each series thereof, to the extent fixed in the Corporation’s Certificate of Incorporation, and the authority vested in the Board of Directors of the Corporation to establish and designate series of the Preferred Stock and to fix variations in the relative rights, preferences and limitations between such series, are as follows:
I. PREFERRED STOCK

GENERAL PROVISIONS RELATING TO ALL SERIES
1. The Preferred Stock shall consist of one class, may be issued from time to time in one or more series, and the shares of any one series thereof may be issued from time to time. All shares of the Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to the dates, if any, from which dividends thereon may accumulate. All shares of Preferred Stock of all series shall be identical in all respects set forth in sections 1 through 5 hereof (except as otherwise permitted in such sections) and shall be of equal rank as set forth in sections 2 and 3 below. Subject to the foregoing, (i) the designations, relative rights, preferences and limitations of the shares of each such series may differ from those of any and all other such series authorized and/or outstanding and (ii) the Board of Directors of the Corporation is hereby expressly granted authority to establish and designate series and to fix with respect to any such series, or alter in any one or more respects from time to time, by resolution or resolutions adopted prior to the issuance of any shares of such series, and by filing a certificate under Section 805 of the New York Business Corporation Law, (a) the number of shares constituting such series and the designation thereof, (b) the rate of dividends, (c) redemption terms (including purchase and sinking funds provisions), (d) conversion rights into any class or series of capital stock of the Corporation, (e) liquidation preferences, (f) voting rights and (g) any other lawful rights, preferences and limitations.
2. Unless otherwise provided in the resolutions creating or altering a series, the holders of Preferred Stock of each series shall be entitled to receive, as and when declared by the Board of Directors, out of funds or other assets of the Corporation legally available therefor, cumulative dividends at the annual rate fixed by the Board of Directors with respect to such series, and no more, payable in cash, on such dates in each year as the Board of Directors may determine, such dividends with respect to each series to be cumulative from the date or dates fixed by the Board of Directors with respect to such series. The first dividend or distribution with respect to shares of any particular series not issued on a dividend date may be fixed by the Board of Directors at more or less than the regular periodic dividend or distribution thereon. In the event Preferred Stock of more than one series is outstanding, the Corporation in making any dividend payment upon Preferred Stock shall make dividend payments ratably upon all outstanding shares of Preferred Stock of all series in proportion to the respective amounts of dividends accrued and payable thereon to the date of such dividend payment. If the dividends or distributions on any shares of Preferred Stock shall be in arrears, the holders thereof shall not be entitled to any interest, or sum of money in lieu of interest, thereon. In no event, so long as any Preferred Stock shall be outstanding, shall any dividend whatsoever, whether in cash, stock or otherwise, other than a dividend payable in stock of the Corporation of a class junior to the Preferred Stock, be declared or paid, or any distribution made, on any stock of the Corporation of a class ranking junior to the Preferred Stock, nor shall any shares of any such junior class of stock be purchased or acquired for a consideration by the Corporation or be redeemed by the Corporation, nor shall any moneys be paid to the holders of, or set aside or made available for a sinking fund for the purchase or redemption of, any shares of any such junior class of stock unless (i) all dividends and
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distributions on all outstanding shares of Preferred Stock of all series for all past dividend periods shall have been paid and all dividends payable on or before the date of such dividend, distribution, purchase, acquisition, redemption, setting aside or making available shall have been paid or declared and a sum sufficient for the payment thereof set apart, and (ii) the Corporation shall have paid or set aside all amounts, if any, theretofore required to be paid or set aside as and for all matured purchase fund and sinking fund obligations, if any, for the shares of Preferred Stock of all series or to satisfy any distributions declared with respect to any shares of Preferred Stock of any series. The holders of Preferred Stock shall not be entitled to participate in any dividends payable on junior stock or to share in the earnings or profits of the Corporation other than or in excess of that hereinabove provided.
3. In the event of any dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, the holders of each series of Preferred Stock shall be entitled to receive, before any distribution or payment is made upon any stock ranking junior to the Preferred Stock, such amount of cash, shares, bonds or other property (which amount may vary depending on whether such dissolution, liquidation or winding-up is voluntary or involuntary) to which each such outstanding series of Preferred Stock shall be entitled in accordance with the provisions thereof together with an amount in cash equal to all dividends accrued and unpaid thereon to the date of such distribution or payment, and shall be entitled to no further payment. If, upon any such liquidation, dissolution or winding-up, the assets of the Corporation distributable among the holders of the Preferred Stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are respectively entitled, the assets so distributable shall be distributed among the holders of the Preferred Stock then outstanding ratably in proportion to the amounts to which they are respectively entitled. For the purposes of this Section 3, neither the voluntary sale, lease, exchange or transfer of all or substantially all of the Corporation’s property or assets to, nor the consolidation or merger of the Corporation with, one or more corporations, nor a reduction of the capital stock or stated capital of the Corporation, shall be deemed to be a dissolution, liquidation or winding-up, voluntary or involuntary.
4. The Corporation, at the option of the Board of Directors, may, subject to the provisions applicable to such series, redeem at any time or times, and from time to time, all or any part of the shares of any series of Preferred Stock subject to redemption by paying for each share such price or prices as shall have been fixed by the Board of Directors prior to the issuance of such series, plus an amount equal to dividends accrued and unpaid thereon to the date fixed for redemption, plus premiums in the amounts, if any, so fixed with respect to such series (the total amount per share so payable upon any redemption of shares of any series of Preferred Stock being herein referred to as the “redemption price”). Except as otherwise provided in the provisions relating to a particular series of Preferred Stock, not less than 15 days nor more than 60 days prior written notice shall be given to the holders of record of the shares so to be redeemed, which notice shall be given by mail, postage prepaid, addressed to such holders at their respective addresses as shown on the books of the Corporation. Such notice shall specify the shares called for redemption, the redemption price and the place at which, and the date on which, the shares called for redemption will, upon presentation and surrender of the stock certificates evidencing such shares, be redeemed. In case of redemption of less than all of the outstanding Preferred Stock of any one series, such redemption (unless otherwise stated in the provisions relating to such series) may be made pro rata or the shares to be redeemed may be chosen by lot, in such manner as the Board of Directors may determine. No failure to deliver or mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares so to be redeemed.
If such notice of redemption shall have been duly given, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside so as to be available therefor, then, notwithstanding that any certificate for the shares of such Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall, from and after the date fixed for redemption, no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue from and after the date of redemption so fixed, and all rights with respect to such shares of Preferred Stock so called for redemption shall forthwith at the close of business on such redemption date cease and terminate, except the right of the holders thereof to receive the amount payable upon redemption thereof, but without interest; provided, however, that the Corporation may, after giving such notice of any such redemption and prior to the redemption date specified in such notice, deposit in trust, for the account of the holders of such Preferred Stock to be redeemed, with a bank or trust company having an office in the Borough of Manhattan, City, County and State of New York and having a capital, undivided profits and surplus aggregating at least $50,000,000, all funds necessary for such redemption, and, upon such deposit in trust, all shares of such Preferred Stock with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of such Preferred Stock shall forthwith cease and terminate, except (a) the right of the holders thereof to receive the amount payable upon the redemption thereof, but without interest, and (b) the right of the
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holders thereof to exercise on or before the date fixed for redemption the rights, if any, not having theretofore expired, which the holders thereof shall have to convert the shares so called for redemption into, or exchange such shares for, shares of stock of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation.
Any funds so deposited which shall not be required for such redemption because of the exercise of any right of conversion or exchange or otherwise subsequent to the date of such deposit shall be returned to the Corporation forthwith. Any interest accrued on any funds so deposited shall belong to the Corporation and be paid to it from time to time. Any funds so deposited by the Corporation and unclaimed at the end of six years from the date fixed for such redemption shall be repaid to the Corporation, upon its request, after which repayment the holders of such shares so called for redemption shall look only to the Corporation for the payment of the redemption price thereof.
If at any time the Corporation shall have failed to pay dividends in full on all series of Preferred Stock then outstanding, thereafter and until such dividends, including all accrued and unpaid dividends, shall have been paid in full, or declared and funds sufficient for the payment thereof set aside for payment, the Corporation shall not redeem or purchase less than all of the Preferred Stock at such time outstanding; provided, however, that nothing shall prevent the Corporation from completing the purchase of shares of Preferred Stock for which a purchase contract has been entered into, or the redemption of any shares of Preferred Stock for which notice of redemption has been given, prior to such default.
5. Except as otherwise specifically provided with respect to a particular series of Preferred Stock, as hereinafter in this section 5 provided, and as required by law, the Preferred Stock shall have no voting rights.
Whenever dividends payable on the Preferred Stock shall be in default in an aggregate amount equivalent to at least six quarterly dividends on any of the shares of Preferred Stock then outstanding, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock, voting as a class (whether or not otherwise entitled to vote for the election of directors), shall be entitled to elect two directors of the Corporation to fill such newly-created directorships. Such directors shall serve (subject to the last sentence of the next paragraph of this section 5) until the next annual meeting of shareholders and until their successors are elected and qualify. Whenever such right of the holders of the Preferred Stock shall have vested, such right may be exercised initially either at a special meeting of such holders called as provided herein, or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders. The right of the holders of the Preferred Stock, voting as a class, to elect members of the Board of Directors of the Corporation as aforesaid shall continue until such time as the dividends accumulated on the Preferred Stock shall have been paid in full, at which time the special right of the holders of the Preferred Stock so to vote separately as a class for the election of directors shall terminate, subject to renewal and divestment from time to time upon the same terms and conditions.
At any time after the voting power to elect two additional members of the Board of Directors of the Corporation has become vested in the holders of the Preferred Stock, the Secretary of the Corporation may, and upon the request of the holders of record of at least 5% of the Preferred Stock then outstanding addressed to him, shall, call a special meeting of the holders of Preferred Stock for the purpose of electing such directors, to be held within 50 days after the receipt of such request; provided, however, that the Secretary need not call any such special meeting if the annual meeting of shareholders is to convene within 90 days after the receipt by the Secretary of such request. Such meeting shall be held at such place as shall be specified in the notice and upon notice as provided in the By-Laws of the Corporation for the holding of special meetings of shareholders. If such meeting shall not be so called within 20 days after the receipt of such request (not including, however, a request falling within the proviso of the second preceding sentence), then the holders of record of at least 5% of the Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated shall call such meeting at the place and upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. At any such special or annual meeting at which the holders of the Preferred Stock shall have the right to vote for the election of such two directors as aforesaid, the holders of 33 1/3% of the then outstanding Preferred Stock present in person or represented by proxy shall be sufficient to constitute a quorum of said class for the election of such two directors and for no other purpose, and the vote of the holders of a plurality of the Preferred Stock so present at any such meeting at which there shall be such a quorum shall be sufficient to elect two directors. Whenever the holders of the Preferred Stock shall be divested of such voting right hereinabove provided, the directors so elected by the Preferred Stock shall thereupon cease to be directors of the Corporation and thereupon the number of directors shall be reduced by two.
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Every shareholder entitled to vote at any particular time in accordance with the foregoing two paragraphs shall have one vote for each share of Preferred Stock held of record by him and entitled to vote.
6. As used in connection with any series of Preferred Stock, the terms “junior stock”, “junior class of stock” and “stock ranking junior to the Preferred Stock” shall mean and refer to the Voting Common Stock, the Non-Voting Common Stock and any other class or series of stock of the Corporation hereafter authorized which shall rank junior to the Preferred Stock with respect to the declaration and payment of dividends thereon and the distribution of amounts with respect thereto payable in the event of any liquidation, dissolution or winding-up of the Corporation.
II. COMMON STOCK
(a) Certain Definitions. As used in this Part II of Article FOURTH, the following terms have the following respective meanings:
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person (as used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise). Notwithstanding the foregoing, (a) neither the Corporation nor any of its subsidiaries shall be deemed to be an Affiliate of SMBC or its Affiliates and (b) neither SMBC nor any of its Affiliates shall be deemed to be an Affiliate of the Corporation or any of its Affiliates.
“BHCA Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in the City of New York, New York, or in Tokyo, Japan, are required or authorized by law to be closed.
“Certificate of Amendment” has the meaning set forth in Article SEVENTH.
“Class of Voting Security” shall be interpreted in a manner consistent with how “class of voting shares” is defined in 12 C.F.R. Section 225.2(q)(3) or any successor provision.
“Conversion Date” means the second Business Day following delivery of a valid Notice of Convertible Transfer and Conversion.
“Convertible Transfer” means a Transfer by the holder of Non-Voting Common Stock (i) to the Corporation; (ii) in a widely distributed public offering of Voting Common Stock issuable upon conversion of the Non-Voting Common Stock; (iii) in a transaction or series of related transactions in which no one transferee (or group of associated transferees) acquires two percent (2%) or more of any Class of Voting Securities of the Corporation then outstanding; or (iv) to a transferee that controls more than fifty percent (50%) of every Class of Voting Securities of the Corporation then outstanding without giving effect to such Transfer.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Fair Market Value” means the volume-weighted average price (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by the holder of Non-Voting Common Stock and the Corporation) on the NYSE of the Voting Common Stock for the five (5) trading days before the consummation of a Reorganization Event.
“Non-BHCA Affiliate” means a Person that is both (i) not SMBC and (ii) not a BHCA Affiliate of SMBC or the holder of Non-Voting Common Stock.
“Percentage Stock Ownership” means percentage stock ownership as determined in accordance with Treasury Regulation ss.1.382-2T(g), (h), (j), and (k).
“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Section 13(d)(3) and 14(d) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.
“Transfer” by any Person means, directly or indirectly, to sell, transfer, assign, pledge, hypothecate, encumber or similarly dispose of or transfer (by merger, disposition, operation of law or otherwise), either voluntarily or
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involuntarily, or to enter into any contract, option or other arrangement, agreement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by merger, disposition, operation of law or otherwise), of any interest in any equity securities beneficially owned by such Person.
“Voting Security” has the meaning set forth in 12 C.F.R. Section 225.2(q) or any successor provision.
(b) Dividends. Subject to all of the rights of the Preferred Stock, dividends may be paid upon the Common Stock as and when declared by the Board of Directors out of funds and other assets legally available for the payment of dividends. The Board of Directors may declare a dividend or distribution upon the Common Stock in shares of any class or series of capital stock of the Corporation. The holders of Voting Common Stock and the holders of Non-Voting Common Stock shall be entitled to share equally, on a per-share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of, or rights, options or warrants to purchase or otherwise acquire shares of, Common Stock, holders of Voting Common Stock shall receive shares of, or rights, options or warrants to purchase or otherwise acquire shares of, Voting Common Stock, as the case may be, and the holders of Non-Voting Common Stock shall receive an equal number of shares of, or rights, options or warrants to purchase or otherwise acquire shares of, Non-Voting Common Stock, as the case may be.
(c) Liquidation. In the event of any liquidation, dissolution or other winding-up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock shall have been paid in full the amounts to which they respectively shall be entitled, or an amount sufficient to pay the aggregate amount to which such holders shall be entitled shall have been deposited in trust with a bank or trust company having its principal office in the Borough of Manhattan, City, County and State of New York, having a capital, undivided profits and surplus aggregating at least $50,000,000, for the benefit of the holders of the Preferred Stock, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.
(d) Voting Rights. Except as otherwise expressly provided with respect to the Preferred Stock and except as may be required by law or this Certificate of Incorporation, the Voting Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes and with respect to all other matters and each holder of Voting Common Stock shall be entitled to one vote for each share held. Except as may be required by law or this Certificate of Incorporation, including paragraphs (d)(i) – (ii) below, the holders of shares of Non-Voting Common Stock shall not be entitled to vote (in their capacity as the holders of Non-Voting Common Stock) on any matter submitted to a vote of the shareholders of the Corporation. So long as any shares of Non-Voting Common Stock are outstanding, the Corporation shall not, without the written consent or affirmative vote at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Non-Voting Common Stock, voting as a single and separate class:
(i) amend, alter or repeal any provision of this Part II of Article FOURTH of this Certificate of Incorporation or the Corporation’s bylaws that would alter, modify or change the powers, preferences or special rights of the Non-Voting Common Stock, in each case, by any means, including by merger, consolidation, reclassification, or otherwise (other than in connection with a Reorganization Event where the shares of Non-Voting Common Stock will be treated in accordance with paragraph (f) of Part II of Article FOURTH) so as to, or in a manner that would, adversely affect the preferences, rights, privileges or powers of the Non-Voting Common Stock; or
(ii) seek any voluntary liquidation, the dissolution or winding up of the Corporation.
(e) Subdivision or Combination. If the Corporation in any manner subdivides or combines the outstanding shares of Voting Common Stock or Non-Voting Common Stock, the outstanding shares of the other such classes will be subdivided or combined in the same proportion and manner.
(f) Adjustments.
(i) Upon the occurrence of a Reorganization Event prior to a Conversion Date, each share of Non-Voting Common Stock outstanding immediately prior to such Reorganization Event shall, without the consent of any holder of Non-Voting Common Stock, automatically convert into the types and amounts of securities, cash, and other property that is or was receivable in such Reorganization Event by a holder of the number of shares of Voting Common Stock into which such share of Non-Voting Common Stock was convertible immediately prior to such Reorganization Event in exchange for such shares of Voting Common Stock (such securities, cash, and other property, the “Exchange Property”); provided that if (x) the Exchange Property consists of any Voting Securities of
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another Person and (y) after giving effect to such automatic conversion, SMBC and its Affiliates would collectively hold more than 4.99% of any Class of Voting Securities of such Person, then, at the Corporation’s option, (1) each share of Non-Voting Common Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall become convertible in connection with a Convertible Transfer or an Additional Issuance in accordance with the terms of Part II of Article FOURTH, at the option of the holders of Non-Voting Common Stock, into the Exchange Property, or (2) the Corporation shall redeem the holder’s Non-Voting Common Stock at a cash price per share of Non-Voting Common Stock equal to the Fair Market Value per share of Voting Common Stock. The holders of Non-Voting Common Stock shall not have any separate class vote on any Reorganization Event. A “Reorganization Event” shall mean:
(1) any consolidation, merger, conversion or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Voting Common Stock will be converted into cash, securities, or other property of the Corporation or another Person;
(2) any sale, Transfer, lease, or conveyance to another Person of all or substantially all of the consolidated assets of the Corporation and its subsidiaries, taken as a whole, in each case pursuant to which the Voting Common Stock will be converted into cash, securities, or other property of the Corporation or another Person;
(3) any reclassification of the Voting Common Stock into securities other than the Voting Common Stock; or
(4) any statutory exchange of the outstanding Common Stock for securities of another Person (other than in connection with a merger or acquisition).
(ii) In the event that holders of the shares of the Voting Common Stock have the opportunity to elect the form of consideration to be received in such Reorganization Event, the Corporation shall ensure that the holders of Non-Voting Common Stock have the same opportunity to elect the form of consideration in accordance with the same procedures and pro ration mechanics that apply to the election to be made by the holders of the Voting Common Stock.
(iii) The provisions of this paragraph (f) of Part II of Article FOURTH shall similarly apply to successive Reorganization Events or any series of transactions that results in a Reorganization Event and the provisions of this paragraph (f) of Part II of Article FOURTH shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.
(iv) The Corporation (or any successor) shall, at least twenty (20) days prior to the occurrence of any Reorganization Event, provide written notice to the holders of Non-Voting Common Stock of such occurrence of such event and of the type and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this paragraph (f) of Part II of Article FOURTH.
(v) Notwithstanding anything to the contrary in paragraph (b) of this Part II of Article FOURTH, if, at any time prior to a Conversion Date, the Corporation (i) issues to all holders of the Voting Common Stock (A) shares of securities or assets of the Corporation (other than shares of Common Stock or cash) as a dividend on the Voting Common Stock, or (B) certain rights or warrants entitling them for a period of sixty (60) days or less to purchase shares of Voting Common Stock at less than the current market value of the Voting Common Stock at that time, in each case, then the Corporation will make such provision as is necessary so that the holder of Non-Voting Common Stock receives (upon cancellation of such shares of Non-Voting Common Stock in the event of a tender offer or exchange offer) the same dividend or other asset or property, if any, as it would have received in connection with such Adjustment Event (as defined below) if it had been the holder on the record date (or the date such event is effective, as the case may be) of the number of shares of Voting Common Stock into which the shares of Non-Voting Common Stock held by such holder of Non-Voting Common Stock are then convertible; or (ii) purchases shares of Voting Common Stock pursuant to a tender offer or exchange offer generally available to holders of Voting Common Stock (subject to customary securities laws limitations) at above the current market value of the Voting Common Stock at that time, and in each such case the record date with respect to such event (or the date such event is effective, as the case may be) occurs on or after the date that any shares of Non-Voting Common Stock are first issued and prior to a Conversion Date (each such event described in (i)-(ii), an “Adjustment Event”), then the Corporation will make such provision to extend such tender offer or exchange offer on equivalent terms to the holders of Non-Voting Common Stock; provided that, to the extent that it is not reasonably practicable for the Corporation to make such provision, the terms of the Non-Voting Common Stock shall be adjusted to
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provide the holder of Non-Voting Common Stock with an economic benefit comparable to that which it would have received had such provision been made; it being understood that this paragraph (f)(v) shall not apply to the extent that any holder of Non-Voting Common Stock participates, or is permitted to participate, on a pro rata as-converted basis with the holders of Voting Common Stock. Notwithstanding anything to the contrary herein, this right shall not allow SMBC or its BHCA Affiliates to acquire a higher percentage of any Class of Voting Securities of the Corporation than SMBC and its BHCA Affiliates beneficially owned immediately prior to the event.
(g) Conversion of Non-Voting Common Stock.
(i) Upon the terms and in the manner set forth in this paragraph (g) of Part II of Article FOURTH, but subject to the restrictions set forth in Sections 4.1(a) and 4.2(a) of the Exchange Agreement, on any Conversion Date for any Convertible Transfer to a Non-BHCA Affiliate, each share of Non-Voting Common Stock subject to such Convertible Transfer (each, a “Subject Share”) will be converted into one fully-paid and non-assessable share of Voting Common Stock.
(ii) To effect a Convertible Transfer, a holder of Non-Voting Common Stock shall deliver to the Corporation (x) a written notice (the “Notice of Convertible Transfer and Conversion”) that (1) identifies the proposed transferee and manner of Transfer, the number of Subject Shares to be converted and the corresponding number of shares of Voting Common Stock to be transferred (the “Conversion Shares”), (2) certifies that such Transfer is a Convertible Transfer and that the proposed transferee is a Non-BHCA Affiliate, (3) notifies the Corporation that such holder is tendering the Subject Shares for conversion in accordance with this this paragraph (g) of Part II of Article FOURTH and (4) provides instructions for delivery of the Conversion Shares on the Conversion Date and (y) a representation letter and other information as may be reasonably requested by the Corporation in accordance with Section 6.3(c) of the Exchange Agreement (collectively, the “Convertible Transfer Notice Documents”). The Notice of Convertible Transfer and Conversion must be received by the Corporation by 4:00 p.m., New York City time, two Business Days prior to the Conversion Date.
(iii) Following receipt of valid Convertible Transfer Notice Documents, on the Conversion Date, the Corporation shall effect the conversion of the Subject Shares by delivering the Conversion Shares in accordance with the instructions provided in the Notice of Convertible Transfer and Conversion.
(iv) Immediately upon conversion, the rights of the holders of Non-Voting Common Stock with respect to the shares of the Non-Voting Common Stock so converted shall cease and the persons entitled to receive the shares of Voting Common Stock upon the conversion of such shares of Non-Voting Common Stock shall be treated for all purposes as having become the record and beneficial owners of such shares of Voting Common Stock. In the event that a holder shall not by written notice designate the name in which shares of Voting Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of the shares of Non-Voting Common Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the holder of Non-Voting Common Stock and in the manner shown on the records of the Corporation.
(v) All shares of Voting Common Stock which may be issued upon conversion of the shares of Non-Voting Common Stock will, upon issuance by the Corporation, be validly issued, fully paid and non-assessable.
(h) Conversion upon Additional Issuance.
(i) If any action by the Corporation, which may include the issuance of additional Voting Common Stock (any such action, an “Additional Issuance”), has the effect of reducing the percentage of a Class of Voting Securities held by SMBC (together with its BHCA Affiliates), then SMBC may elect to convert each share of the Non-Voting Common Stock to an equivalent number of fully-paid and non-assessable shares of Voting Common Stock so long as such conversion does not allow SMBC (together with its BHCA Affiliates) to acquire a higher percentage of the Class of Voting Securities than SMBC (together with its BHCA Affiliates) controlled immediately prior to such conversion, which right shall be interpreted and applied in a manner consistent with 12 C.F.R. 225.9(a)(5); provided that the foregoing shall not apply with respect to any such action by the Corporation unless the aggregate resulting reduction of the percentage of a Class of Voting Securities held by SMBC (together with its BHCA Affiliates) would exceed one-half percent (0.5%).
(ii) Upon SMBC’s (or its Affiliates) election to convert the Non-Voting Common Stock pursuant to paragraph (h)(i) of Part II of Article FOURTH, SMBC shall deliver to the Corporation a written notice (the
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“Additional Issuance Notice”) that notifies the Corporation that such holder of Non-Voting Common Stock is tendering the Non-Voting Common Stock for conversion in accordance with paragraph (h)(i) of Part II of Article FOURTH. Any such conversion shall be settled by the Corporation on the second business day following delivery of an Additional Issuance Notice in accordance with Section XX of Article SEVENTH.
(i) Equal Status. Except as expressly provided in this Part II of Article FOURTH, including paragraph (f)(v) of this Part II of Article FOURTH, or required by applicable law, shares of Voting Common Stock and Non-Voting Common Stock shall have the same rights, privileges and preferences (including in respect of dividends and in respect of distributions upon any dissolution, liquidation or winding up of the Corporation), rank equally, share ratably, be treated the same (including in any merger, consolidation, share exchange, stop split, reverse stock split, reclassification or other similar transaction) and be identical in all respects as to all matters; provided that, notwithstanding the foregoing, so long as the Corporation complies with paragraph (f)(v) of this Part II of Article FOURTH, the Corporation may repurchase or offer to repurchase, including through open market repurchases or tender offer, or otherwise redeem the Voting Common Stock or the Non-Voting Common Stock, without also repurchasing or offering to repurchase or otherwise redeeming any shares of Non-Voting Common Stock or Voting Common Stock, respectively.
(j) Reservation of Stock.
(i) The Corporation shall at all times reserve and keep available out of its authorized and unissued Voting Common Stock or shares acquired or created by the Corporation, solely for issuance upon the conversion of shares of Non-Voting Common Stock as provided in this Certificate of Incorporation, free from any preemptive or other similar rights, such number of shares of Voting Common Stock as shall from time to time be issuable upon the conversion of all the shares of Non-Voting Common Stock then outstanding.
(ii) The Corporation hereby covenants and agrees that, for so long as shares of the Voting Common Stock are listed on the NYSE or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Non-Voting Common Stock; provided, however, that if the rules of such exchange or automated quotation system permit the Corporation to defer the listing of such Voting Common Stock until the first conversion of Non-Voting Common Stock into Voting Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Voting Common Stock issuable upon conversion of the Non-Voting Common Stock in accordance with the requirements of such exchange or automated quotation system at such time.
III. [Reserved]
FIFTH: The Corporation’s Board of Directors has designated 10 shares of Preferred Stock as Series A Non-Voting Convertible Preferred Stock, which shall have the following designations, rights and preferences:
Section 1. Designation and Amount. The shares of such series shall be designated as the “Series A Non-Voting Convertible Preferred Stock” (the “Convertible Preferred Stock”) and the number of shares constituting such series shall be ten (10).
Section 2. Dividends and Distribution. (1) The holders of Convertible Preferred Stock, in preference to the holders of common stock, par value $1.00 per share of the Company (the “Voting Common Stock”) and the holders of non-voting common stock, par value $1.00 per share of the Company (the “Non-Voting Common Stock” and, together with the Voting Common Stock, the “Common Stock”), shall be entitled to receive, subject to Section 510 of the New York Business Corporation Law (“NYBCL”), when, as and if declared by the Board of Directors out of surplus of the Company legally available for the payment of dividends, a pro rata share of any dividends declared and paid with respect to Common Stock (determined as if the Convertible Preferred Stock had been fully converted into Voting Common Stock as provided herein). The Board of Directors may fix a record date for the determination of holders of Convertible Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall coincide with the record date selected with respect to the dividends declared and to be paid to holders of Common Stock.
(a) If any dividend payment on the Convertible Preferred Stock is not paid as required herein, the Company shall be prohibited from declaring, paying or setting apart for payment any dividends or making any other distributions on any Common Stock, and from redeeming, purchasing or otherwise acquiring (or making any payment to or available for a sinking fund for the redemption, purchase or other acquisition of any shares of such
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stock) (either directly or through any Subsidiary) any Common Stock, until all such dividends that are due are paid in full. Dividends paid on the Convertible Preferred Stock in an amount less than the total amount of such dividends payable and due on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.
(b) The holders of Convertible Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.
Section 3. Voting Rights. The holders of shares of Convertible Preferred Stock shall have no voting rights, and their consent shall not be required for the taking of any corporate action, except as is required by the NYBCL.
Section 4. Conversion. Each share of Convertible Preferred Stock shall automatically and immediately be converted into a number of Voting Common Stock equal to the Conversion Number on the earlier to occur of (i) the date the Company determines (with the concurrence of the Initial Holders of the Convertible Preferred Stock) that the approval required from the Federal Reserve Board with respect to the conversion of the Convertible Preferred Stock held by the Initial Holders into Voting Common Stock has been obtained, (ii) the sale in accordance with the terms hereof to a Person that is not an Affiliate of the Initial Holders of the Convertible Preferred Stock and (iii) 90 days following the issuance of the Convertible Preferred Stock to the Initial Holders of the Convertible Preferred Stock.
Section 5. Adjustment of Conversion Number. (1) Share Dividends, Subdivisions, Reclassifications, Combinations. If the Company declares a dividend or makes a distribution on the outstanding Voting Common Stock in Voting Common Stock, or subdivides or reclassifies the outstanding Voting Common Stock into a greater number of Voting Common Stock, or combines the outstanding Voting Common Stock into a smaller number of Voting Common Stock, then, in each such event,
(i) the then applicable Conversion Number shall be adjusted so that the registered holder of each Convertible Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of Voting Common Stock which such holder would have been entitled to receive immediately after the happening of any of the events described above had such Convertible Preferred Stock been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier; and
(ii) an adjustment to the Conversion Number made pursuant to this clause (a) shall become effective (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Voting Common Stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.
(b) Issuances upon Merger, Amalgamation, Consolidation or Sale of Company. If the Company shall be a party to any transaction (including a merger, amalgamation, consolidation, sale of all or substantially all of the Company’s assets, liquidation or recapitalization of the Common Stock and excluding any transaction to which Section 5(a) applies) in which the previously outstanding Common Stock shall be changed into or, pursuant to the operation of law or the terms of the transaction to which the Company is a party, exchanged for different securities of the Company or common shares or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing, then, as a condition of the consummation of such transaction, lawful and adequate provision shall be made so that each holder of Convertible Preferred Stock shall be entitled, upon conversion, to an amount per Convertible Preferred Stock equal to (A) the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as applicable, into which or for which each Common Share is changed or exchanged multiplied by (B) the Conversion Number in effect immediately prior to the consummation of such transaction.
(c) Adjustment to Certificate. Irrespective of any adjustments in the Conversion Number or the kind of shares into which of the Convertible Preferred Stock will automatically convert pursuant hereto, certificates theretofore or thereafter issued may continue to express the same Conversion Number and kind of shares as are stated on the certificates initially issuable pursuant to the provisions hereof, but such Conversion Number and number and kind of shares shall be understood to be adjusted as provided herein.
(d) Notices of Adjustment. (i) Upon any adjustment of the Conversion Number pursuant to Section 5, the Company shall promptly, but in any event within 10 days thereafter, cause to be given to each registered holder of a Convertible Preferred Stock, at its address appearing on the share register by registered mail, postage prepaid, a certificate signed by an executive officer setting forth the Conversion Number and/or the number of shares of other securities or assets issuable upon the conversion of each Convertible Preferred Stock as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used.
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Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 5. (ii) In the event the Company proposes to take (or receives notice of) any action which would require an adjustment of the Conversion Number pursuant to Section 5, then the Company shall cause to be given to each registered holder of Convertible Preferred Stock at its address appearing on the share register, at least 10 days prior to the applicable record date or effective date for such action, a written notice in accordance with Section 5: (A) stating such record date or effective date, (B) describing such action in reasonable detail and (C) stating the date as of which it is expected that holders of record of Common Stock shall be entitled to receive any applicable dividends or distributions or to exchange their shares for securities or other property, if any, deliverable upon such action. The failure to give the notice required by this Section 5(d) or any defect therein shall not affect the legality or validity of any such action or the vote upon any such action.
Section 6. Liquidation, Dissolution or Winding Up. (1) If the Company shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under applicable bankruptcy, insolvency or similar laws, or consent to the entry of an order for relief of any involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due and on account of such event the Company shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding up of the Company, the holders of Convertible Preferred Stock shall be entitled to receive a pro rata share (determined as if the Convertible Preferred Stock had been fully converted into Voting Common Stock as provided herein) of any distributions made to the holders of Common Stock (“Liquidating Distributions”); provided, however, that each holder of Convertible Preferred Stock shall not receive less than $10.00 per share of Convertible Preferred Stock owned of record by such holder together with an amount in cash equal to all dividends accrued and unpaid thereon to the date of such distribution or payment (the “Liquidation Preference”).
(a) Neither the consolidation, merger, amalgamation or other business combination of the Company with or into any other Person or Persons nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Company to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 6.
Section 7. Rank. The Convertible Preferred Stock shall rank, with respect to preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof, including, without limitation, with respect to the payment of dividends and redemption payments and the distribution of assets, prior to all Common Stock of the Company only to the extent provided herein and otherwise shall rank pari passu with the Common Stock. As provide in Section 6, with respect to any event that would require payment of the Liquidation Preference pursuant to Section 6(a), the Convertible Preferred Stock shall rank prior to all Common Stock with respect to distributions up to an amount equal to such Liquidation Preference, and with respect to all other distributions, pari passu with all Common Stock of the Company.
Section 8. Transfer. Except to the extent required by applicable law, Convertible Preferred Stock may not be transferred, other than (i) with the prior written consent of the Company, which consent shall not be unreasonably withheld or (ii) by any Initial Holder to one of its Affiliates. The Convertible Preferred Stock has not been registered under the Securities Act and may not be offered or sold in the United States or to any citizen or resident of the United States in the absence of a valid registration under the Securities Act except in reliance on an exemption from the registration requirements of the Securities Act.
Section 9. Definitions. For the purposes of this Exhibit:
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.
“Board of Directors” means the Board of Directors of the Company.
“Company” means Leucadia National Corporation.
“Conversion Number” means initially 134,772 and thereafter shall be subject to adjustment from time to time pursuant to the terms of Section 5 hereof.
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“Initial Holders” means each purchaser of Convertible Preferred Stock pursuant to the Subscription Agreement, dated as of December 23, 2002, among such purchasers and the Company.
“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a Company, a partnership, a trust or other entity.
“Securities Act” shall mean the United States Securities Act of 1933, and the rules and regulations promulgated thereunder.
“Subsidiary” of any Person means any Company or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.
SIXTH: The Corporation’s Board of Directors has designated 125,000 shares of Preferred Stock as 3.25% Series A Cumulative Convertible Preferred Shares, which shall have the following designations, rights and preferences:
Section 1. Designation and Amount. The shares of such series shall be designated as the “3.25% Series A Cumulative Convertible Preferred Shares” (the “Series A Cumulative Convertible Preferred Shares”) and the number of shares constituting such series shall be 125,000.
Section 2. Certain Definitions. As used in this Article SIXTH, the following terms shall have the following meanings, unless the context otherwise requires:
“Acquisition Stock Price” shall have the meaning assigned to it in Section 8(b) hereof.
“Additional Shares” shall have the meaning assigned to it in Section 8(a) hereof.
“Adjustment Event Date” shall have the meaning assigned to it in Section 9(k) hereof.
“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Base Dividend” shall have the meaning assigned to it in Section 9(a)(iv) hereof.
“Board of Directors” means either the board of directors of the Corporation or any duly authorized committee of such board.
“Business Day” means any day other than a Saturday, Sunday or a day on which state or U.S. federally chartered banking institutions in New York, New York are not required to be open.
“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.
“Certificate” means this Certificate of Amendment of the Certificate of Incorporation.
“Change of Control Transaction” means any of the following: (i) any acquisition by any person or “group” (as defined in Rule 13d-5 under the Exchange Act) (other than (x) any ESOP or other employee benefit plan of the Corporation (unless such ESOPs and other employee benefit plans in the aggregate own greater than 80% of the Corporation’s outstanding voting stock) or (y) holders of the Series A Cumulative Convertible Preferred Shares and their Affiliates) of (a) more than 50% of the outstanding voting stock of the Corporation (whether by merger, stock purchase, recapitalization, reorganization, redemption, issuance of capital stock or otherwise), unless the Corporation’s management, directors or their appointees constitute at least 50% of the acquiror’s or the surviving company’s board of directors or similar governing body, or (b) assets constituting all or substantially all of the assets of the Corporation and its subsidiaries, unless the Corporation’s management, directors or their appointees constitute at least 50% of the acquiror’s board of directors or similar governing body, or (ii) continuing directors (i.e., members of the Board of Directors currently or individuals who become such members on the basis of appointment, election or nomination for election duly approved by a majority of the continuing directors on the Board of Directors at such time) cease to constitute a majority of the Board of Directors.
“Closing Sale Price” of the shares of Voting Common Stock or other capital stock or similar equity interests on any date means the closing sale price per share or interest (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the
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average closing ask prices) on such date as reported on the principal United States securities exchange or inter-dealer quotation system on which such shares of Voting Common Stock or such other capital stock or similar equity interests are traded. In the absence of such a quotation, the Corporation shall be entitled to determine in good faith the Closing Sale Price on such basis as it considers appropriate. The Closing Sale Price shall be determined without reference to extended or after hours trading.
“Common Stock” means any stock of any class of the Corporation that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that is not subject to redemption by the Corporation.
“Conversion Agent” shall have the meaning assigned to it in Section 18(a) hereof.
“Conversion Date” shall have the meaning assigned to it in Section 7(b) hereof.
“Conversion Price” per share of the Series A Cumulative Convertible Preferred Shares means, on any date, the Liquidation Preference divided by the Conversion Rate in effect on such date.
“Conversion Rate” per share of the Series A Cumulative Convertible Preferred Shares means 32.4231 shares of Voting Common Stock, subject to adjustment pursuant to Section 9 hereof.
“Conversion Transaction Expiration Date” shall mean either (a) the date that is 75 days after the latest date any holder of shares of Series A Cumulative Convertible Preferred Shares shall have made an HSR Filing in connection with the conversion of such shares into Voting Common Stock in anticipation or as a result of such transaction or (b) 30 days after the date of such transaction, if no such filing shall have been made.
“Corporation” shall have the meaning assigned to it in the preamble to this Certificate, and shall include any successor to such Corporation.
“Corporation Option Redemption” shall have the meaning assigned to it in Section 6(a).
“Default Event” shall mean any of the following events shall have occurred:
(i) the Corporation shall fail to pay in full accrued and unpaid dividends for an aggregate of twenty (20) or more Dividend Payment Dates; or
(ii) a failure of the Corporation to comply in any material respect with its obligations set forth in this Certificate or a failure of Jefferies Group, Inc. (or its successor-in-interest) to comply in any material respect with its obligations set forth in the Purchase Agreement, which failure is not remedied within 10 days upon either the Corporation’s receipt of notice from any holder of the Series A Cumulative Convertible Preferred Shares or actual knowledge of the failure by any Officer, or the occurrence under the Registration Rights Agreement of a Registration Default, as defined under Section 2(g) of such agreement, which failure is not remedied within 60 days upon either the Corporation’s receipt of notice from any holder of the Series A Cumulative Convertible Preferred Shares or actual knowledge of the Registration Default by any Officer; or
(iii) the Corporation or any of its material subsidiaries shall (A) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or any of its property; (B) admit in writing its inability to pay debts as they mature; (C) make a general assignment for the benefit of creditors; (D) be adjudicated bankrupt or insolvent; (E) file a voluntary petition in bankruptcy, a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; (F) have failed to have in involuntary petition in bankruptcy filed against it dismissed and discharged within sixty (60) calendar days after the date of such filing; (G) corporate actions shall be taken for the purpose of effecting any of the foregoing; or (H) an order judgment or decree shall be entered without the application, approval or consent of the Corporation or such material subsidiary, by any court of competent jurisdiction, approving a petition seeking reorganization of the Corporation or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for sixty (60) calendar days; or
(iv) the Termination of Trading; or
(v) any of the representations and warranties contained in the Purchase Agreement in relation thereto shall be false or misleading in any material respect.
“Default Rate” shall mean 4.0% per annum.
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“Designated Event” means an event or condition that shall be deemed to have occurred upon a Fundamental Change or a Termination of Trading.
“Determination Date” shall have the meaning assigned to it in Section 9(k) hereof.
“Dividend Payment Date” shall have the meaning assigned to it in Section 4(a) hereof.
“Dividend Period” shall mean the period beginning on, and including, a Dividend Payment Date and ending on, and excluding, the immediately succeeding Dividend Payment Date.
“ESOP” shall mean an Employee Stock Ownership Plan established and maintained solely for the benefit of the employees of the Corporation.
“Exchange Act” shall mean the U. S. Securities Exchange Act of 1934, as amended.
“Fair Market Value” shall mean, at any date of determination and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).
“Fundamental Change” means the occurrence of any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) in connection with which 90% or more of the shares of Common Stock are exchanged for, converted into, acquired for or constitute solely the right to receive, consideration which is not at least 90% of the shares of common stock of the Person which is conducting the business of the Corporation immediately after such transaction or event that (i) is listed on, or immediately after such transaction or event will be listed on, a United States national securities exchange or (ii) is approved, or immediately after such transaction or event will be approved, for quotation thereof in an inter-dealer quotation system of any registered United States national securities association. (For the avoidance of doubt, any merger, stock purchase, recapitalization, reorganization, redemption, issuance of stock or similar transaction pursuant to which the holders of Common Stock will receive, or have the right to receive, primarily cash or Illiquid Securities in exchange for or in consideration of, their shares of Common Stock shall constitute a Fundamental Change.)
“GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States of America.
“Hart Scott Rodino Act” shall mean the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended.
“Holder’s Redemption Notice” shall have the meaning assigned to it in Section 6(d)(i) hereof.
“HSR Filing” shall have the meaning assigned to it in Section 17.
“Illiquid Securities” shall mean shares of Capital Stock or other interests (a) which are not listed on a United States national securities exchange or approved for quotation thereof in an inter-dealer quotation system of any registered United States national securities association or (b) in respect of which, there is no liquid market for the purchase and sale of such shares or other interests.
“Issue Date” means March 1, 2013.
“Junior Stock” shall have the meaning assigned to it in Section 3(a) hereof.
“Letter Agreement” shall mean the Letter Agreement, dated as of February 15, 2013, by and among Jefferies Group, Inc., JSP Holdings, Inc., the Corporation, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company.
“Liquidation Preference” shall have the meaning assigned to it in Section 5(a) hereof.
“Mandatory Redemption Events” shall mean any one or more of a Change of Control Transaction, Designated Event or a Default Event.
“Officer” means the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Comptroller, any Assistant Comptroller, the Secretary or any Assistant Secretary of the Corporation.
“outstanding” means, when used with respect to the Series A Cumulative Convertible Preferred Shares, as of any date of determination, all shares of the Series A Cumulative Convertible Preferred Shares outstanding as of such date; provided, however, that, if such Series A Cumulative Convertible Preferred Shares is to be redeemed or repurchased, notice of such redemption or repurchase has been duly given pursuant to this Certificate and a sufficient sum set apart for the payment of the Redemption Price for the shares of the Series A Cumulative
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Convertible Preferred Shares to be redeemed, then immediately after such Redemption Date such shares of the Series A Cumulative Convertible Preferred Shares shall cease to be outstanding; provided further that, in determining whether the holders of the Series A Cumulative Convertible Preferred Shares have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Series A Cumulative Convertible Preferred Shares owned by the Corporation or a Subsidiary or Affiliate thereof shall be deemed not to be outstanding, except that, in determining whether any Registrar or Transfer Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Series A Cumulative Convertible Preferred Shares which such Registrar has actual knowledge of being so owned by the Corporation or a Subsidiary or Affiliate thereof shall be deemed not to be outstanding.
“Parity Stock” shall have the meaning assigned to it in Section 3(b) hereof.
“Paying Agent” shall have the meaning assigned to it in Section 18(a) hereof.
“Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Proposed Redemption Date” shall have the meaning assigned to it in Section 6(c)(i).
“Purchase Agreement” shall mean the Purchase Agreement, dated as of February 17, 2006, by and among Jefferies Group, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company.
“Record Date” means (i) with respect to the dividends payable on January 15, April 15, July 15 and October 15 of each year, the January 1, April 1, July 1 and October 1, respectively, immediately preceding such date and (ii) solely for the purpose of adjustments to the Conversion Rate pursuant to Section 9, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).
“Redemption Date” shall mean (a) in the case of a Corporation Option Redemption, the date that is fixed for redemption of the Series A Cumulative Convertible Preferred Shares by the Corporation in accordance with Section 6(a) hereof and (b) in the case of a redemption in accordance with Section 6(b), the date as specified in Section 6(b).
“Redemption Price” means $1,000.00 per share, plus accrued and unpaid dividends (whether or not declared) to the date of payment.
“Registrar” shall mean the Person responsible for recordation and registration of the name, addresses and amounts of the registered holders of the Series A Cumulative Convertible Preferred Shares.
“Registration Rights Agreement” shall mean the Registration Rights Agreement, dated as of the date hereof, among the Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company.
“Related Fund” shall mean, with respect to any holder of Series A Cumulative Convertible Preferred Shares, any fund or entity that (a) invests in securities or bank loans and (b) is advised or managed by such holder, the same investment advisor of such holder or by an affiliate of such holder or advisor.
“Right of First Refusal” shall have the meaning assigned to it in Section 15(b)(i) hereof.
“Rights Plan” shall have the meaning assigned to it in Section 9(n) hereof.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Series A Cumulative Convertible Preferred Shares” shall have the meaning assigned to it in Section 1 hereof.
“Spin-Off” shall have the meaning assigned to it in Section 9(a)(iii) hereof.
“Stated Value” means $1,000 per share.
“Subsidiary” means, with respect to any Person, (a) any corporation, association, business entity or other Person of which more than 50% of the total voting power of shares of capital stock or equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other
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Subsidiaries of that Person (or a combination thereof) and (b) any partnership (i) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (ii) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).
“Termination of Trading” shall mean that shares of Voting Common Stock (or other shares of common stock or other securities or rights into which the Series A Cumulative Convertible Preferred Shares is then convertible) are, for a period of more than 15 consecutive Business Days, neither listed for trading on a United States national or regional securities exchange nor approved for listing on a United States national securities exchange or for quotation on an inter-dealer quotation system of any registered United States national securities association.
“Trading Day” means, in respect of Voting Common Stock or other securities as the context requires, a day during which trading in securities generally occurs on the principal national or regional securities exchange on which such Voting Common Stock or other security is then listed, or, if such Voting Common Stock or other security is not listed on a national or regional securities exchange, on the Nasdaq National Market, or if such Voting Common Stock or other security is not quoted on the Nasdaq National Market, on the principal other market on which such Voting Common Stock or other security is then traded.
“Transfer Agent” shall mean the Person assigned to transfer the Series A Cumulative Convertible Preferred Shares in accordance with Section 12 hereof.
“Transaction Consideration” shall have the meaning assigned to it in Section 8(a) hereof.
“Voluntary Acquisition Transaction” shall mean a Change of Control Transaction or Fundamental Change in respect of which the Corporation voluntarily enters into one or more agreements to effect such transaction and such agreements shall have been approved by the Board of Directors.
“Voting Common Stock” means the shares of the class designated as the common stock of the Corporation at the date of this Certificate (namely, the Common Stock, par value $1.00 per share) or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.
Section 3. Rank. The Series A Cumulative Convertible Preferred Shares shall, with respect to dividend rights or rights upon liquidation, winding-up or dissolution (after payment of amounts owing to creditors of the Corporation), rank:
(a) senior to the Common Stock and any other class or series of Capital Stock of the Corporation, the terms of which do not expressly provide that such class or series ranks on a parity with the Series A Cumulative Convertible Preferred Shares as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, the “Junior Stock”); and
(b) on a parity with any other class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks on a parity with the Series A Cumulative Convertible Preferred Shares as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, the “Parity Stock”).
Section 4. Dividends. (a) Quarterly Dividends. Holders of the Series A Cumulative Convertible Preferred Shares shall be entitled to receive, whether or not earned or declared by the Board of Directors, out of funds legally available for payment, cumulative cash dividends at the rate per annum of 3.25% of the Stated Value per share, subject in each case to the provisions of Section 6(f). Such dividends shall be cumulative from the Issue Date and shall be payable quarterly in arrears on January 15, April 15, July 15 and October 15 (each a “Dividend Payment Date”); provided that, if any Dividend Payment Date falls on a day that is not a Business Day, the related dividend will be paid on the next day that is a Business Day, with the same force and effect as if the dividend payment had been made on such Dividend Payment Date and without any interest or other payment with respect to the delay. Dividends shall also be payable upon any Redemption Date and upon the final distribution date relating to the liquidation, dissolution or winding-up of the Corporation. The first Dividend Payment Date shall be April 15, 2013. Dividends on the Series A Cumulative Convertible Preferred Shares shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends shall be payable to holders of record as they appear in the records of the Corporation at the close of business on the applicable Record Date.
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(b) Cumulative Dividends. Dividends on the Series A Cumulative Convertible Preferred Shares shall accumulate from and including the Issue Date. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the Series A Cumulative Convertible Preferred Shares which may be in arrears. Subject to Section 4(d), holders of the Series A Cumulative Convertible Preferred Shares shall not be entitled to any dividends in excess of the full cumulative dividends as described above.
(c) Dividend Priority. No dividend shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Series A Cumulative Convertible Preferred Shares with respect to any dividend period unless all dividends for all preceding dividend periods have been declared and paid or declared and a sufficient sum set apart for the payment of such dividend, upon all outstanding shares of the Series A Cumulative Convertible Preferred Shares.
(d) Dividend Preference. No dividends or other distributions (other than a dividend or distribution payable solely in shares of Parity Stock or Junior Stock (in the case of Parity Stock) or Junior Stock (in the case of Junior Stock) and cash in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Parity Stock or Junior Stock, nor may any Parity Stock or Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Parity Stock or Junior Stock) by or on behalf of the Corporation (except by conversion into or exchange for shares of Parity Stock or Junior Stock (in the case of Parity Stock) or Junior Stock (in the case of Junior Stock)), other than in connection with the purchase by the Corporation of any shares of Voting Common Stock upon the exercise or deemed exercise of options or rights to purchase shares of Voting Common Stock which were issued pursuant to any present or future employee, director or consultant incentive or benefit plan or program of or assumed by the Corporation or any of its subsidiaries, in each case, adopted in good faith and approved by a majority of the independent directors of the Board of Directors, unless all accumulated and unpaid dividends have been or contemporaneously are declared and paid, or are declared and a sum sufficient for the payment thereof is set apart for such payment, on the Series A Cumulative Convertible Preferred Shares and any Parity Stock for all dividend payment periods terminating on or prior to the date of such declaration, payment, redemption, purchase or acquisition. Notwithstanding the foregoing, if full dividends have not been paid on the Series A Cumulative Convertible Preferred Shares and any Parity Stock, dividends may be declared and paid on the Series A Cumulative Convertible Preferred Shares and such Parity Stock so long as the dividends are declared and paid pro rata so that the amounts of dividends declared per share on the Series A Cumulative Convertible Preferred Shares and such Parity Stock will in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the shares of the Series A Cumulative Convertible Preferred Shares and such Parity Stock bear to each other. Holders of shares of the Series A Cumulative Convertible Preferred Shares will not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends.
Section 5. Liquidation Preference. (a) In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the Corporation’s assets (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, holders of the Series A Cumulative Convertible Preferred Shares shall be entitled to receive $1,000.00 per share of the Series A Cumulative Convertible Preferred Shares plus an amount equal to all dividends (whether or not earned or declared) accumulated and unpaid thereon to the date of final distribution to such holders (such amounts which are entitled to be received herein referred to as the “Liquidation Preference”); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding-up of the Corporation, the Corporation’s assets, or proceeds thereof, distributable among the holders of the Series A Cumulative Convertible Preferred Shares are insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series A Cumulative Convertible Preferred Shares and any other Parity Stock ratably in accordance with the respective amounts that would be payable on such shares of the Series A Cumulative Convertible Preferred Shares and any such other Parity Stock if all amounts payable thereon were paid in full.
(b) Certain Transactions not a Liquidation. Neither the voluntary sale, conveyance, exchange or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of the Corporation’s property or assets nor the consolidation, merger or amalgamation of the Corporation with or into any corporation or other entity or the consolidation, merger or amalgamation of any corporation or other entity with or into the Corporation shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.
(c) Liquidating Distributions on Junior Stock. Subject to the rights of the holders of any Parity Stock, after payment has been made in full to the holders of the Series A Cumulative Convertible Preferred Shares, as provided
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in this Section 5, holders of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid Or distributed, and the holders of the Series A Cumulative Convertible Preferred Shares shall not be entitled to share therein.
Section 6. Redemption of the Series A Cumulative Convertible Preferred Shares. Shares of the Series A Cumulative Convertible Preferred Shares shall be redeemable by the Corporation in accordance with this Section 6.
(a) Redemption at the Corporation’s Option. The Corporation shall have no option to redeem any shares of the Series A Cumulative Convertible Preferred Shares before January 15, 2023. On or after January 15, 2023, the Corporation shall have the option to redeem, (each a “Corporation Option Redemption”), subject to Section 6(n) hereof, in whole or in part (if in part, in an amount equal to at least 10% of the then outstanding shares of the Series A Cumulative Convertible Preferred Shares) at the Redemption Price on the Redemption Date specified by the Corporation, but in any event the Corporation must redeem any outstanding shares of the Series A Cumulative Convertible Preferred Shares on January 15, 2038 at the Redemption Price.
(b) Redemption at Holder’s Option. In the event of a Mandatory Redemption Event, each holder of the Series A Cumulative Convertible Preferred Shares will have the right to require the Corporation to redeem all or any portion of the Series A Cumulative Convertible Preferred Shares held by it at the Redemption Price. In the event of a Mandatory Redemption Event in respect of which any such holder elects to require the Corporation to make such a redemption, the Redemption Date shall be (i) in the case of a Voluntary Acquisition Transaction giving rise to such election, the date of closing of such Voluntary Acquisition Transaction or (ii) in all other cases the date which is the 30th day after such holder’s Redemption Notice in respect thereto.
(c) Redemption Procedure. Within 15 days after an Officer becomes aware of any event or condition which could reasonably be expected to give rise to a Mandatory Redemption Event (other than a Voluntary Acquisition Transaction), within five Business Days after a Voluntary Acquisition Transaction shall have been announced to the public or becomes a matter of public record and in the event the Corporation elects a Corporation Option Redemption, not less than 30 days nor more than 60 days prior to the Redemption Date specified by the Corporation, the Corporation shall send a written notice by first class mail to each holder of record of the Series A Cumulative Convertible Preferred Shares at such holder’s registered address, stating:
(i) in the case of a Corporation Option Redemption, the Redemption Date and, in the case of the occurrence or potential occurrence of a Mandatory Redemption Event, the events causing such Mandatory Redemption Event and the date upon which such Mandatory Redemption Event occurred or is expected to occur (the “Proposed Redemption Date”);
(ii) the Redemption Price that will be payable with respect to the shares of the Series A Cumulative Convertible Preferred Shares as of the Redemption Date or the Proposed Redemption Date, and whether such Redemption Price will be paid, subject to the provisions of Section 6(f) in cash or, if applicable, in shares of Voting Common Stock or if a combination of cash and Voting Common Stock, the portions of the Redemption Price in respect of which the Corporation will pay in cash and shares of Voting Common Stock;
(iii) the Conversion Price, the Conversion Rate and any adjustments thereto made after the Issue Date, in each case as of the date of such notice;
(iv) if such Mandatory Redemption Event is proposed to be made in connection with, or in anticipation of, a Fundamental Change that occurs prior to January 16, 2023, the Transaction Consideration, the number of Additional Shares and the additional Transaction Consideration which such holder would be entitled to receive pursuant to the provisions of Section 8.
(v) that shares of the Series A Cumulative Convertible Preferred Shares which are the subject of such redemption may be converted at any time before 5:00 p.m., New York City time on the Business Day immediately preceding the Redemption Date;
(vi) if applicable, that holders who want to convert shares of the Series A Cumulative Convertible Preferred Shares must satisfy the requirements set forth in Section 7 of this Certificate;
(vii) that certificates evidencing the shares of the Series A Cumulative Convertible Preferred Shares to be redeemed must be surrendered to the Corporation to collect the Redemption Price;
(viii) if fewer than all the outstanding shares of the Series A Cumulative Convertible Preferred Shares are to be redeemed by the Corporation, the number of shares to be redeemed of the Series A Cumulative Convertible Preferred Shares;
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(ix) that, unless the Corporation defaults in making payment of such Redemption Price, dividends in respect of the shares of the Series A Cumulative Convertible Preferred Shares which are the subject of such redemption will cease to accumulate on and after the Redemption Date;
(x) the private placement number of the Series A Cumulative Convertible Preferred Shares; and
(xi) any other information the Corporation wishes to present.
(d) Conditions to All Redemptions
(i) With respect to a redemption at the option of a holder in connection with a Mandatory Redemption Event, such holder of shares of the Series A Cumulative Convertible Preferred Shares that are outstanding at the time of such Mandatory Redemption Event shall exercise its rights in Section 6(b) to have all or any portion of its Series A Cumulative Convertible Preferred Shares redeemed by the Corporation by sending a written notice (which shall be in substantially the form of Exhibit B by first class U.S. mail, overnight courier, hand delivery or facsimile transmission) (a “Holder’s Redemption Notice”) to the Corporation at any time prior to the close of business on (A) in the case of a Voluntary Acquisition Transaction, the tenth Business Day immediately before the applicable Redemption Date or (B) in all other cases, (x) the 30th day after the date such holder shall have received the Corporation’s notice described in Section 6(c) above or (y) if no such notice shall have been given, the 60th day after such holder shall have become aware of the existence of such Mandatory Redemption Event. Upon receipt by the Corporation of the Holder’s Redemption Notice, the holder of the shares of the Series A Cumulative Convertible Preferred Shares in respect of which such Holder’s Redemption Notice was given shall (unless such Holder’s Redemption Notice is withdrawn as specified below) thereafter be entitled, subject to legally available funds, to receive the Redemption Price with respect to such shares of the Series A Cumulative Convertible Preferred Shares, subject to this Section 6.
(ii) With respect to any redemption pursuant to this Section 6, the delivery to the Corporation of the certificates evidencing such shares of the Series A Cumulative Convertible Preferred Shares to be redeemed (together with all necessary endorsements) at the office of the Corporation or such other place as the Corporation may specify shall be a condition to the receipt by the holder of the Redemption Price.
(iii) Any redemption by the Corporation contemplated pursuant to the provisions of this Section 6 shall be consummated by the delivery of the consideration to be received by the holder whose shares of Series A Cumulative Convertible Preferred Shares are to be redeemed promptly following the later of the Redemption Date and the time of delivery of the certificates evidencing such shares of the Series A Cumulative Convertible Preferred Shares to the Corporation in accordance with this Section 6.
(e) Withdrawal of Holder’s Redemption Notice. Notwithstanding anything herein to the contrary, any holder of the Series A Cumulative Convertible Preferred Shares that remains outstanding after a Mandatory Redemption Event who shall have delivered to the Corporation the Holder’s Redemption Notice shall have the right to withdraw such Holder’s Redemption Notice in whole or as to a portion thereof that is at least a full share of the Series A Cumulative Convertible Preferred Shares at any time prior to the close of business on the Business Day before the Redemption Date by delivery of a written notice of withdrawal to the Corporation in accordance with provisions of this Section 6(e) specifying:
(i) the certificate numbers for such shares in respect of which such notice of withdrawal is being submitted;
(ii) the number of whole shares of the Series A Cumulative Convertible Preferred Shares with respect to which such notice of withdrawal is being submitted; and
(iii) the number of shares of the Series A Cumulative Convertible Preferred Shares, if any, that remain subject to the original Holder’s Redemption Notice and have been or will be delivered for redemption by the Corporation.
The Corporation will promptly return to the respective holders thereof all certificates representing any shares of the Series A Cumulative Convertible Preferred Shares with respect to which a Holder’s Redemption Notice has been withdrawn in compliance with this Certificate, in which case, upon such return, the Holder’s Redemption Notice with respect thereto shall be deemed to have been withdrawn.
(f) Payment of Redemption Price. The Redemption Price shall be paid, at the option of the Corporation, in cash, shares of Voting Common Stock, or any combination thereof; provided that if the Corporation is redeeming Series A Cumulative Convertible Preferred Shares at a holder’s request upon the occurrence of a Mandatory Redemption Event, the Redemption Price shall be payable only in cash; provided further, that if upon the
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Redemption Date, the Corporation is prohibited from paying the Redemption Price in cash under the terms of any indebtedness of the Corporation or by applicable law. the Corporation shall, if permitted under the terms of such indebtedness and under applicable laws. elect to pay the Redemption Price in shares of Voting Common Stock; and provided further that the Corporation shall not be permitted to pay all or any portion of the Redemption Price in shares of Voting Common Stock in the case of a Default Event and provided further that the Corporation shall not be permitted to pay all or any portion of the Redemption Price in shares of Voting Common Stock in the case of a Change of Control Transaction or a Designated Event unless:
(i) the Corporation shall have given timely notice pursuant to Section 6(c) hereof of its intention to redeem all or a specified portion of the Series A Cumulative Convertible Preferred Shares with shares of Voting Common Stock as provided herein;
(ii) the Corporation shall have registered such shares of Voting Common Stock under the Securities Act and the Exchange Act, in each case, if required or desirable to permit such holder to freely sell or transfer such shares without any restrictions as to time, amount or other factors which limit the ability of such holder to freely trade such shares in recognized liquid markets;
(iii) such shares of Voting Common Stock have been approved for listing on a national securities exchange or have been approved for quotation in an inter-dealer quotation system of any registered United States national securities association; and
(iv) any necessary qualification or registration under applicable state securities laws have been obtained, if required or desirable to permit such holder to freely sell or transfer such shares without any restrictions as to time, amount or other factors which limit the ability of such holder to freely trade such shares in recognized liquid markets; provided further that if the Corporation shall be prohibited under any agreements applicable to it from paying the Redemption Price in cash, or an event of default (howsoever described) shall arise under any such agreement upon the payment of the Redemption Price in cash, then, notwithstanding any notice by the Corporation to the contrary, the Corporation shall, to the extent not prohibited by such agreements and applicable law, pay the Redemption Price in Voting Common Stock or, in the case of a merger in which the Corporation is not the surviving Person, common stock of the surviving Person or its direct or indirect parent company which is the equivalent of Voting Common Stock.
If each of the foregoing conditions to pay the Redemption Price in shares of Voting Common Stock are not satisfied with respect to any holder or holders of the Series A Cumulative Convertible Preferred Shares prior to the close of business on the last day prior to the Redemption Date and the Corporation has elected to redeem the Series A Cumulative Convertible Preferred Shares pursuant to this Section 6 through the issuance of shares of Voting Common Stock, then, notwithstanding any election by the Corporation to the contrary, subject to there being legally available funds therefor, the Corporation shall pay the entire Redemption Price of the Series A Cumulative Convertible Preferred Shares of such holder or holders in cash provided if the Corporation does not (whether prohibited by applicable law, agreements in respect of its indebtedness or otherwise) pay the Redemption Price in the form and on the date required hereunder the dividend rate on each share of Series A Cumulative Convertible Preferred Shares which is the subject of such redemption shall be increased, commencing on the applicable Redemption Date, to the Default Rate and shall thereafter accrue on the Liquidation Preference per share for each such share. Except as provided in the preceding sentence, the Corporation may not change the form of consideration to be paid for the Series A Cumulative Convertible Preferred Shares after the mailing of written notice of the Redemption Date pursuant to Section 6(c).
(g) Payments in Voting Common Stock. Payment of the specified portion of the Redemption Price in shares of Voting Common Stock pursuant to Section 6(f) hereof shall be made by the issuance of a number of shares of Voting Common Stock equal to the quotient obtained by dividing (i) the portion of the Redemption Price, as the case may be, to be paid in shares of Voting Common Stock by (ii) 97.5% of the average of the Closing Sale Prices of the Voting Common Stock for the 20 Trading Days immediately preceding and including the second Trading Day prior to the Redemption Date (appropriately adjusted to take into account the occurrence, during such period of any event described in Section 9). The Corporation will not issue fractional shares of Voting Common Stock in payment of the Redemption Price. Instead, the Corporation will pay cash based on the average of the Closing Sale Prices of the Voting Common Stock for the 20 Trading Days immediately preceding and including the second Trading Day prior to the Redemption Date (appropriately adjusted to take into account the occurrence, during such period of any event described in Section 9) for all fractional shares on the Redemption Date.
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(h) Time of Payment. If the Corporation gives notice of redemption, then by 11:00 a.m. (New York City time) on the Redemption Date, the Corporation shall, subject to there being legally available funds therefor, pay to the holders of the Series A Cumulative Convertible Preferred Shares a sufficient sum of cash or, if applicable, Voting Common Stock or a combination of cash and Voting Common Stock, sufficient to pay the aggregate Redemption Price of all shares of the Series A Cumulative Convertible Preferred Shares which are to be redeemed as of the Redemption Date.
(i) No Dividends on Preferred Shares. If on the Redemption Date, the Corporation has paid the Redemption Price as aforesaid for the shares of the Series A Cumulative Convertible Preferred Shares delivered for redemption as set forth herein, dividends shall cease to accumulate as of the Redemption Date on those shares of the Series A Cumulative Convertible Preferred Shares called for redemption and all rights of holders of such shares shall terminate, except for the right to receive the Redemption Price pursuant to this Section 6.
(j) Condition to Redemption Payment. Payment of the Redemption Price for shares of the Series A Cumulative Convertible Preferred Shares is conditioned upon physical delivery of certificates representing the Series A Cumulative Convertible Preferred Shares, together with necessary endorsements, to the Corporation at its office or at such other place as the Corporation may designate at any time after delivery of the notice of redemption.
(k) Payment of Dividends in Certain Circumstances. If the Redemption Date falls after a Record Date and before the related Dividend Payment Date, holders of the shares of the Series A Cumulative Convertible Preferred Shares at the close of business on that Record Date shall be entitled to receive the dividends to be paid on those shares on the corresponding Dividend Payment Date.
(l) Series A Cumulative Convertible Preferred Shares Redeemed in Part. If fewer than all the outstanding shares of the Series A Cumulative Convertible Preferred Shares are to be redeemed at the option of the Corporation, the particular shares to be redeemed shall be redeemed pro rata among the holders thereof (based on the respective outstanding Redemption Prices for such shares held by each holder).
(m) New Stock Certificates. Upon surrender of a certificate or certificates representing shares of the Series A Cumulative Convertible Preferred Shares which are to be redeemed in part and part of such shares shall remain outstanding after a Redemption Date, the Corporation shall execute and deliver to such holder of such outstanding shares, a new certificate representing such shares in an amount equal to the unredeemed portion of the shares of the Series A Cumulative Convertible Preferred Shares surrendered for partial redemption.
(n) Arrears in Dividends. Notwithstanding the foregoing provisions of this Section 6, unless full cumulative dividends (whether or not declared) on all outstanding shares of the Series A Cumulative Convertible Preferred Shares have been paid or contemporaneously are declared and paid for all Dividend Periods terminating on or before the Redemption Date, the Corporation shall have no right to exercise its option to redeem the shares of the Series A Cumulative Convertible Preferred Shares, and no sum shall be set aside for such redemption, unless pursuant to a purchase or exchange offer made on the same terms to all holders of the Series A Cumulative Convertible Preferred Shares.
(o) Compliance with Laws. The Corporation will comply with all the applicable provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act, if required, in connection with any offer by the Corporation to redeem the Series A Cumulative Convertible Preferred Shares and to the extent necessary to comply therewith, the time periods specified herein shall be extended accordingly.
Section 7. Conversion.
(a) Right to Convert. Each share of the Series A Cumulative Convertible Preferred Shares shall be convertible at the option of each holder thereof at any time in accordance with, and subject to, this Section 7 into a number of fully paid and non-assessable shares of Voting Common Stock (as such shares shall then be constituted) equal to the Conversion Rate in effect at such time. Notwithstanding the foregoing, if any shares of the Series A Cumulative Convertible Preferred Shares are to be redeemed pursuant to Section 6, such conversion right shall cease and terminate, as to the shares of the Series A Cumulative Convertible Preferred Shares to be redeemed, at 5:00 p.m., New York City time on the Business Day immediately preceding the Redemption Date, unless the Corporation shall default in the payment of the Redemption Price therefor, as provided herein.
If the Corporation is a party to a consolidation, merger, amalgamation, binding share exchange or other transaction pursuant to which shares of Voting Common Stock would be converted into cash, securities or other property as set forth in Section 10, each share of the Series A Cumulative Convertible Preferred Shares may be surrendered for conversion at any time from and after the date that is 30 days prior to the anticipated effective date of the transaction until the Conversion Transaction Expiration Date in respect of such transaction and. at the
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effective time of the transaction, the right to convert Series A Cumulative Convertible Preferred Shares into shares of Voting Common Stock shall be changed into a right to convert such Series A Cumulative Convertible Preferred Shares into the kind and amount of cash, securities or other property of the Corporation or another Person that the holder would have received if such holder had converted such Series A Cumulative Convertible Preferred Shares immediately prior to the transaction. Upon such change, all references herein to shares of Voting Common Stock shall be references to such cash, securities or other property in each case as the context requires.
(b) Conversion Procedures. Conversion of shares of the Series A Cumulative Convertible Preferred Shares may be effected by any holder thereof upon the surrender to the Corporation, at the principal office of the Corporation or at such other office or agency as may be directed by the Board of Directors, of the certificate or certificates for such shares of the Series A Cumulative Convertible Preferred Shares to be converted accompanied by a complete and manually signed Notice of Conversion (attached hereto as Exhibit A) along with (A) appropriate endorsements and transfer documents as required by the Board of Directors and (B) if required pursuant to Section 7(c) funds equal to the dividend payable on the next Dividend Payment Date. In case such Notice of Conversion shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Voting Common Stock in such name or names. Other than such taxes, the Corporation shall pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance or delivery of shares of Voting Common Stock upon conversion of shares of the Series A Cumulative Convertible Preferred Shares pursuant hereto. The conversion of the Series A Cumulative Convertible Preferred Shares will be deemed to have been made on the date (the “Conversion Date”) such certificate or certificates have been surrendered and the receipt of such Notice of Conversion and payment of all required transfer taxes, if any (or the demonstration to the satisfaction of the Corporation that such taxes have been paid). Promptly (but no later than 10 Business Days) following the Conversion Date, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Voting Common Stock to which the holder of shares of the Series A Cumulative Convertible Preferred Shares being converted (or such holder’s transferee) shall be entitled, and (ii) if less than the full number of shares of the Series A Cumulative Convertible Preferred Shares evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted. On the Conversion Date, the rights of the holder of the Series A Cumulative Convertible Preferred Shares as to the shares being converted shall cease except for the right to receive shares of Voting Common Stock and the Person entitled to receive the shares of Voting Common Stock shall be treated for all purposes as having become the record holder of such shares of Voting Common Stock at such time.
(c) Dividend and Other Payments Upon Conversion.
(i) If a holder of shares of the Series A Cumulative Convertible Preferred Shares exercises conversion rights, such shares will cease to accumulate dividends as of the end of the day immediately preceding the Conversion Date. On conversion of the Series A Cumulative Convertible Preferred Shares, except for conversion during the period from the close of business on any Record Date corresponding to a Dividend Payment Date to the close of business on the Business Day immediately preceding such Dividend Payment Date, in which case the holder on such Dividend Record Date shall receive the dividends payable on such Dividend Payment Date, accumulated and unpaid dividends on the converted shares of the Series A Cumulative Convertible Preferred Shares shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Voting Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Series A Cumulative Convertible Preferred Shares being converted pursuant to the provisions hereof. If a holder of Series A Cumulative Convertible Preferred Shares elects to have its shares converted into Voting Common Stock, shares of the Series A Cumulative Convertible Preferred Shares surrendered for conversion after the close of business on any Record Date for the payment of dividends declared and before the opening of business on the Dividend Payment Date corresponding to that Record Date must be accompanied by a payment to the Corporation in cash of an amount equal to the dividend payable in respect of those shares on such Dividend Payment Date; provided that a holder of shares of the Series A Cumulative Convertible Preferred Shares on a Record Date who converts such shares into shares of Voting Common Stock on the corresponding Dividend Payment Date shall be entitled to receive the dividend payable on such shares of the Series A Cumulative Convertible Preferred Shares on such Dividend Payment Date, and such holder need not include payment to the Corporation of the amount of such dividend upon surrender of shares of the Series A Cumulative Convertible Preferred Shares for conversion.
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(ii) Notwithstanding the foregoing, if shares of the Series A Cumulative Convertible Preferred Shares are converted during the period between the close of business on any Record Date and the opening of business on the corresponding Dividend Payment Date and the Corporation has called such shares of the Series A Cumulative Convertible Preferred Shares for redemption during such period, or the Corporation has specified a Redemption Date during such period, then, in each case, the holder who tenders such shares for conversion shall receive the dividend payable on such Dividend Payment Date and need not include any such cash payment of the amount of such dividend upon surrender of shares of the Series A Cumulative Convertible Preferred Shares for conversion.
(d) Fractional Shares. In connection with the conversion of any shares of the Series A Cumulative Convertible Preferred Shares, no fractions of shares of Voting Common Stock shall be issued, but the Corporation shall pay a cash adjustment in respect of any fractional interest in an amount equal to the fractional interest multiplied by the Closing Sale Price of the Voting Common Stock on the Trading Day immediately preceding the Conversion Date, rounded to the nearest whole cent.
(e) Total Shares. If more than one share of the Series A Cumulative Convertible Preferred Shares shall be surrendered for conversion by the same holder at the same time, the number of full shares of Voting Common Stock issuable on conversion of those shares shall be computed on the basis of the total number of shares of the Series A Cumulative Convertible Preferred Shares so surrendered.
(f) Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Voting Common Stock. The Corporation shall:
(i) at all times reserve and keep available, free from preemptive rights, for issuance upon the conversion of shares of the Series A Cumulative Convertible Preferred Shares such number of its authorized but unissued shares of Voting Common Stock as shall from time to time be sufficient if necessary to permit the conversion of all outstanding shares of the Series A Cumulative Convertible Preferred Shares;
(ii) prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series A Cumulative Convertible Preferred Shares, comply with all applicable federal, state and foreign laws and regulations that require action to be taken by the Corporation (including, without limitation, the registration or approval, if required under such laws and regulations, of any shares of Voting Common Stock to be provided for the purpose of conversion of the Series A Cumulative Convertible Preferred Shares hereunder); and
(iii) ensure that all shares of Voting Common Stock delivered upon conversion of the Series A Cumulative Convertible Preferred Shares, upon delivery, be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights and will be listed upon the New York Stock Exchange or such other securities exchange or interdealer quotation system of any registered United States national securities association on which the Voting Common Stock of the Corporation may be then be listed or included.
Section 8. Additional Shares Issuable Upon Conversion Following the Occurrence of a Designated Event that is Also a Fundamental Change.
(a) General. If a holder exercises its right pursuant to Section 7 hereof to convert its Series A Cumulative Convertible Preferred Shares upon the occurrence of a Fundamental Change that occurs prior to January 16, 2023 then (i) at the effective date of the transaction constituting such Fundamental Change, the right to convert Series A Cumulative Convertible Preferred Shares into shares of Voting Common Stock shall be changed into a right to convert such Series A Cumulative Convertible Preferred Shares into the kind and amount of cash, securities or other property of the Corporation or another Person (the “Transaction Consideration”) that the holder would have received if the holder had converted such Series A Cumulative Convertible Preferred Shares immediately prior to such transaction constituting a Fundamental Change and (ii) in the circumstances set forth in Section 8(b) hereof, upon conversion, such holder will be entitled to receive, in addition to the Transaction Consideration in respect of a number of shares of Voting Common Stock equal to the applicable Conversion Rate, an additional Transactional Consideration in respect of an additional number of shares of Voting Common Stock of the Corporation (the “Additional Shares”) determined as set forth in Section 8(b).
(b) Determination of Additional Shares. The number of Additional Shares referred to in Section 8(a)(ii) shall be determined for the Series A Cumulative Convertible Preferred Shares by reference to the table below, based on the price per share at which the Voting Common Stock of the Corporation is being acquired (the “Acquisition Stock Price”).
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(i) The Acquisition Stock Prices set forth in the first row of each table below (i.e., column headers) will be adjusted as of each date on which the Conversion Rate of the Series A Cumulative Convertible Preferred Shares is adjusted. The adjusted Acquisition Stock Prices will equal the Acquisition Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to such Acquisition Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The initial number of Additional Shares set forth in the table will be adjusted from time to time in the same manner as the Conversion Rate is adjusted from time to time in the manner provided under Section 9.
(ii) Upon a Fundamental Change which takes place prior to January 16, 2023 the holder of each share of Series A Cumulative Convertible Preferred Shares shall be entitled to receive upon conversion of each share, in addition to shares of Voting Common Stock to which it is entitled based on the Conversion Rate, a number of Additional Shares per $1,000.00 of Liquidation Preference per share of the Series A Cumulative Convertible Preferred Shares so converted which corresponds to the Acquisition Stock Price then in effect and date of such Fundamental Change as set forth in the table below:
Acquisition Stock Price

Year	$24.19	$27.50	$30.84	$35.00	$40.00	$50.00	$60.00	$75.00	$90.00	$110.00	$130.00	$150.00	$175.00	$200.00
1/29/2013	8.905	7.347	6.172	5.078	4.117	2.868	2.104	1.402	0.974	0.619	0.399	0.256	0.141	0.070
1/15/2014	8.905	6.875	5.752	4.711	3.803	2.632	1.922	1.274	0.881	0.556	0.355	0.225	0.121	0.058
1/15/2015	8.905	6.387	5.315	4.330	3.476	2.387	1.734	1.143	0.786	0.492	0.311	0.194	0.101	0.045
1/15/2016	8.905	5.891	4.870	3.939	3.141	2.136	1.542	1.010	0.691	0.429	0.268	0.164	0.082	0.034
1/15/2017	8.905	5.402	4.426	3.546	2.803	1.883	1.349	0.878	0.598	0.369	0.228	0.137	0.066	0.025
1/15/2018	8.905	4.931	3.991	3.156	2.464	1.629	1.158	0.749	0.509	0.312	0.191	0.112	0.052	0.017
1/15/2019	8.905	4.457	3.544	2.751	2.109	1.363	0.959	0.618	0.419	0.256	0.155	0.090	0.039	0.010
1/15/2020	8.905	3.958	3.062	2.305	1.717	1.073	0.746	0.480	0.327	0.200	0.120	0.068	0.027	0.005
1/15/2021	8.905	3.408	2.511	1.788	1.262	0.745	0.512	0.333	0.229	0.142	0.085	0.047	0.017	0.001
1/15/2022	8.905	2.758	1.819	1.126	0.695	0.369	0.256	0.172	0.121	0.076	0.045	0.024	0.007	0.000
1/15/2023	8.905	2.106	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

(iii) The exact Acquisition Stock Prices and Effective Dates may not be set forth in the table above, in which case:
(A) If the Acquisition Stock Price is between two Acquisition Stock Price amounts in the table or the Effective Date is between two Effective Dates in the table, the number of Additional Shares will be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Acquisition Stock Price amounts and the two dates, as applicable, based on a 365-day year.
(B) If the Acquisition Stock Price is in excess of $200.00 per share (subject to adjustment), no Additional Shares will be issued upon conversion.
(C) If the Acquisition Stock Price is less than $24.19 per share (subject to adjustment), the number of Additional Shares issued on conversion will be the amount set forth in the farthest column on the left of the table which contains Additional Share numbers.
(iv) If the Transaction Consideration includes securities or other property other than cash, the value thereof for purposes of determining the Acquisition Stock Price shall be determined in good faith by the Board of Directors.
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Section 9. Adjustments in the Shares of Series A Cumulative Convertible Preferred Shares.
(a) Conversion Rate Adjustments. Each share of the Series A Cumulative Convertible Preferred Shares shall be convertible into a number shares of Voting Common Stock equal to the Conversion Rate, subject to adjustment from time to time by the Corporation in accordance with the provisions of this Section 9. References to Conversion Rate in this Certificate means the Conversion Rate in effect on the relevant date. Notwithstanding anything in this Section 9, the Conversion Rate may not be reduced below the initial Conversion Rate as of the date hereof, except for adjustments made under Section 9(a)(i) as a result of a share split or share combination. The Conversion Rate shall be adjusted from time to time by the Corporation as follows:
(i) If the Corporation issues shares of Voting Common Stock as a dividend or distribution on shares of Voting Common Stock, or if a share split or share combination is effected, the Conversion Rate will be adjusted based on the following formula:
CR 1 = CR O times OS 1 divided by OS O
where,
CR O = the Conversion Rate in effect immediately prior to such event
CR 1 = the Conversion Rate in effect immediately after such event
OS O = the number of shares of Voting Common Stock outstanding immediately prior to such event
OS 1 = the number of shares of Voting Common Stock outstanding immediately after such event
An adjustment made pursuant to this Section 9(a)(i) shall become effective on the date immediately after (x) the date fixed for the determination of stockholders entitled to receive such dividend or other distribution or (y) the date on which such split or combination becomes effective, as applicable. If any dividend or distribution described in this Section 9(a)(i) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.
(ii) If the Corporation issues to all or substantially all holders of Voting Common Stock any rights, warrants, options or other securities entitling them for a period of not more than 20 days after the date of issuance thereof to subscribe for or purchase shares of the Voting Common Stock, or securities convertible into shares of Voting Common Stock within 20 days after the issuance thereof, in either case at an exercise price per share or a conversion price per share less than the Closing Sale Price of shares of the Voting Common Stock on the business day immediately preceding the time of announcement of such issuance, the Conversion Rate will be adjusted based on the following formula (provided that the Conversion Rate will be readjusted to the extent that such rights, warrants options, or other securities or convertible securities are not exercised or converted prior to the expiration of the exercisability or convertibility thereof):
CR 1 = CR O times (OS O +X) divided by (OS O +Y)
where,
CR O = the Conversion Rate in effect immediately prior to such event
CR l = the Conversion Rate in effect immediately after such event
OS O = the number of shares of Voting Common Stock outstanding immediately prior to such event
X = the total number of shares of Voting Common Stock issuable pursuant to such rights. warrants, options, other securities or convertible securities
Y = the quotient of (A) the aggregate price payable to exercise such rights, warrants, options, other securities or convertible securities and (B) the average of the Closing Sale Prices of the Voting Common Stock for the 20 consecutive Trading Days ending two Trading Days prior to the date of announcement for the issuance of such rights, warrants, options, other securities or convertible securities
An adjustment made pursuant to this Section 9(a)(ii) shall be made successively whenever such rights, warrants, options, other securities or convertible securities are issued, and shall become effective on the day
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following the date of announcement of such issuance. If, at the end of the period during which such rights, warrants, options, other securities or convertible securities are exercisable or convertible, not all rights, warrants, options, other securities or convertible securities have been exercised or converted, as the case may be, the adjusted Conversion Rate shall be immediately readjusted to what it would have been based upon the number of additional shares of Voting Common Stock actually issued (or the number of shares of Voting Common Stock actually issued upon conversion of convertible securities actually issued).
For purposes of this Section 9(a)(ii), in determining whether such rights, warrants, options, other securities or convertible securities entitle the holder to subscribe for or purchase or exercise a conversion right for shares of . Voting Common Stock at less than the average Closing Sale Price of the Voting Common Stock, and in determining the aggregate exercise or conversion price payable for such shares of Voting Common Stock, there shall be taken into account any consideration received by the Corporation for such rights, warrants, options, other securities or convertible securities and any amount payable on exercise or conversion thereof, with the value of such consideration if other than cash to be determined by the Board of Directors.
(iii) If the Corporation distributes shares of the Corporation’s Capital Stock, evidences of the Corporation’s indebtedness or other assets or property of the Corporation or any of its Subsidiaries to all or substantially all of the holders of the Corporation’s Voting Common Stock, excluding:
(1) dividends, distributions and rights, warrants, options, other securities or convertible securities referred to in Sections 9(a)(i)or 9(a) (ii);
(2) dividends or distributions paid exclusively in cash; and
(3) Spin-Offs described in this Section 9(a)(iii) below,
then the Conversion Rate will be adjusted based on the following formula:
CR 1 = CR O times SP O divided by (SP O -FMV)
where,
CR O = the Conversion Rate in effect immediately prior to such distribution
CR 1 = the Conversion Rate in effect immediately after such distribution
SP O = the average of the Closing Sale Prices of the Voting Common Stock for the 20 consecutive Trading Days ending two Trading Days prior to the record date for such distribution
FMV = the Fair Market Value (as determined in good faith by the Board of Directors) of the shares of Capital Stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Voting Common Stock on the record date for such distribution
An adjustment made pursuant to the above paragraph shall be made successively whenever any such distribution is made and shall become effective on the day immediately after the dated fixed for the determination of stockholders entitled to receive such distribution.
With respect to an adjustment pursuant to this Section 9(a)(iii) where there has been a payment of a dividend or other distribution on the Voting Common Stock or shares of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit of the Corporation which have Closing Sale Prices for the first 20 Trading Days after the payment of such dividend or distribution shall have been made (such transaction herein. referred to as a “Spin-Off”), including, for the avoidance of doubt, the Spin-Off of the Crimson Wine Group, the Conversion Rate in effect immediately before the close of business on the record date fixed for determination of holders of Voting Common Stock entitled to receive such payment of such dividend or distribution will be increased based on the following formula:
CR 1= CR O times (FMV O +MP O) divided by MP O
where,
CR O = the Conversion Rate in effect immediately prior to such distribution
CR 1 = the Conversion Rate in effect immediately after such distribution
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FMV O = the average of the Closing Sale Prices of the capital stock or similar equity interest distributed to holders of Voting Common Stock applicable to one share of Voting Common Stock over the first 20 Trading Days after the effective date of such Spin-Off
MP O = the average of the Closing Sale Prices of the Voting Common Stock over the first 20 consecutive Trading Days after the effective date of such Spin-Off
The adjustment to the Conversion Rate under the preceding paragraph will occur on the 20th Trading Day from, and including, the effective date of such Spin-Off. Notwithstanding anything to the contrary herein, the Conversion Price shall not be reduced by more than $0.81 as a result of the Spin-Off of the Crimson Wine Group.
If any such dividend or distribution described in this Section 9(a)(iii) is declared but not paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.
(iv) If the Corporation makes any cash dividend or distribution during any of the Corporation’s quarterly fiscal periods to all or substantially all holders of Voting Common Stock, in an aggregate amount that, together with other cash dividends or distributions made during such quarterly fiscal period, exceeds $0.0625 per share (the “Base Dividend”) (appropriately adjusted from time to time for any share dividends on or subdivisions of the Voting Common Stock), the Conversion Rate will be adjusted based on the following formula:
CR 1 = CR O times SP O divided by (SP O –C)
where,
CR O = the Conversion Rate in effect immediately prior to the record date for such distribution
CR 1 = the Conversion Rate in effect immediately after the record date for such distribution
SP O = the average of the Closing Sale Prices of the Voting Common Stock for the 20 consecutive Trading Days ending two Trading Days prior to the record date of such distribution
C = the amount in cash per share the Corporation distributes to holders of Voting Common Stock that exceeds the Base Dividend
An adjustment made pursuant to this Section 9(a)(iv) shall become effective on the date immediately after the Record Date for the determination of stockholders entitled to receive such dividend or distribution. If any dividend or distribution described in this Section 9(a)(iv) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.
No adjustment to the Conversion Rate pursuant to this Section 9(a)(iv) shall be made, if the Corporation distributes, no later than 20 days after the payment date for any aforesaid cash dividend or distribution in excess of the Base Dividend, to each holder of the Series A Cumulative Convertible Preferred Shares an amount in cash equal to the product of (A) the amount in cash per share the Corporation distributes to holders of Voting Common Stock that exceeds the Base Dividend, multiplied by (B) the number of shares of Voting Common Stock in which the shares of the Series A Cumulative Convertible Preferred Shares held by such holder is convertible on the date preceding the date of such payment to such holder.
The Base Dividend shall be subject to adjustment on account of any of the events set forth in Section 9(a)(i). Any such adjustment will be effected by multiplying the Base Dividend by a fraction, the numerator of which will equal OS O and the denominator of which will equal OS 1, in each case, within the meaning of Section 9(a)(i).
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(b) Adjustments to Conversion Rate for Diluting Issues.
(i) For purposes of this Section 9(b), the following definitions shall apply:
“New Shares of Voting Common Stock” shall mean all shares of Voting Common Stock issued (or, pursuant to Section 9(b)(ii) below, deemed to be issued) by the Corporation after the Issue Date, other than the following shares of Voting Common Stock, and shares of Voting Common Stock deemed issued pursuant to the following Options and Convertible Securities (collectively “Exempted Securities”):
(1) shares of Voting Common Stock, Options or Convertible Securities issued as a dividend or distribution on Series A Cumulative Convertible Preferred Shares;
(2) shares of Voting Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Voting Common Stock in respect of which an adjustment of the Conversion Price is made pursuant to Section 9(a); or
(3) shares of Voting Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Voting Common Stock actually issued upon the conversion or exchange of Convertible Securities. in each case provided such issuance is pursuant to the terms of such Option or Convertible Security, in each case in respect of which an adjustment of the Conversion Price shall have been made under this Section (b) upon issuance of such Options or Convertible Stock.
“Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Voting Common Stock, but excluding Options.
“Market Value Price” shall mean, in respect of any share of Voting Common Stock on any date, (a) the Closing Sale Price on the date the Corporation enters into a binding agreement to issue shares of Voting Common Stock, Options or Convertible Securities or if such date is not a Trading Day, on the immediately preceding Trading Day, if under the terms of such binding agreement such shares of Voting Common Stock, Options or Convertible Securities are to be issued within six Trading Days following the execution of such binding agreement, otherwise, (b) the Closing Sale Price on the Trading Day immediately preceding such date or (c) if the shares of such Voting Common Stock are not traded on a principal national or regional stock exchange or not listed on the Nasdaq National Market or other similar market. the Fair Market Value of such share of Voting Common Stock (as determined in good faith by the majority of the independent directors of the Board of Directors).
“Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Voting Common Stock or Convertible Securities.
(ii) The circumstances described below shall apply to issues of New Shares of Voting Common Stock:
(1) If the Corporation at any time or from time to time after the Issue Date shall issue any Options or Convertible Securities (other than Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Voting Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be New Shares of Voting Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.
(2) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Conversion Price pursuant to the terms of Section 9(b)(iii) below, are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (A) any increase or decrease in the number of shares of Voting Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (B) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security.
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Notwithstanding the foregoing, no readjustment pursuant to this clause (i) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (y) the Conversion Price that would have resulted from any issuances of New Shares of Voting Common Stock (other than deemed issuances of New Shares of Voting Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.
(3) If the terms of any Option or Convertible Security, the issuance of which did not result in an adjustment to the Conversion Price pursuant to the terms of Section 9(b)(iii) (either because the consideration per share (determined pursuant to Section 9(b)(iv)) of the New Shares of Voting Common Stock subject thereto was equal to or greater than the Conversion Price then in effect. or because such Option or Convertible Security was issued before the Issue Date) or Section 9(g), are revised after the Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (A) any increase or decrease in the number of shares of Voting Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (B) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the New Shares of Voting Common Stock subject thereto (determined in the manner provided in Section 9(b)(ii)(1) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.
(4) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Conversion Price pursuant to the terms of Section 9(b)(iii), the Conversion Price shall be readjusted to such Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.
(5) If the number of shares of Voting Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Conversion Price provided for in this Section 9(b)(ii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (2) and (3) of this Section 9(b)(ii)). If the number of shares of Voting Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Conversion Price that would result under the terms of this Section 9(b)(ii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Conversion Price that such issuance or amendment took place at the time such calculation can first be made.
(iii) In the event the Corporation shall on any date after the Issue Date issue New Shares of Voting Common Stock (including New Shares of Voting Common Stock deemed to be issued pursuant to Subsection 9(b)(ii)), without consideration or for a consideration per share less than the Market Value Price on such date, then the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:
CP2 = CP1 times (A + B) divided by (A + C).
For purposes of the foregoing formula, the following definitions shall apply:
“CP2” shall mean the Conversion Price in effect immediately after such issue of New Shares of Voting Common Stock;
“CP1” shall mean the Conversion Price in effect immediately prior to such issue of New Shares of Voting Common Stock;
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“A” shall mean the number of shares of Voting Common Stock outstanding immediately prior to such issue of New Shares of Voting Common Stock (treating for this purpose as outstanding all shares of Voting Common Stock issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Series A Cumulative Convertible Preferred Shares) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);
“B” shall mean the number of shares of Voting Common Stock that would have been issued if such New Shares of Voting Common Stock had been issued at a price per share equal to the Market Value Price of such date (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by such Market Value Price); and
“C” shall mean the number of such New Shares of Voting Common Stock actually issued in such transaction.
(iv) For purposes of this Section 9(b), the consideration received by the Corporation for the issue of any New Shares of Voting Common Stock shall be computed as follows:
(1) Consideration which consists of cash or property shall:
(A) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest and calculated without reduction for any customary fees, commissions, discounts or allowances payable by the Corporation in connection with the issuance and sale of New Shares of Voting Common Stock;
(B) insofar as it consists of property other than cash, be computed at the Fair Market Value thereof at the time of such issue, as determined in good faith by the Board of Directors; and
(C) in the event New Shares of Voting Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.
(2) The consideration per share received by the Corporation for New Shares of Voting Common Stock deemed to have been issued pursuant to Section 9(b)(i), relating to Options and Convertible Securities, shall be determined by dividing
(A) the total amount, if any, received or receivable by the Corporation as consideration and calculated without reduction for any customary fees, commissions, discounts or allowances payable by the Corporation in connection with the issuance and sale of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by
(B) the maximum number of shares of Voting Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.
(v) Upon each adjustment to the Conversion Price as provided in Section 9(b)(iii) the Conversion Rate shall be automatically adjusted by multiplying the Conversion Rate then in effect by a fraction whose numerator is the Conversion Price in effect immediately prior to such adjustment and the denominator of which is the Conversion Price as so adjusted.
(c) Reclassification. The reclassification of Voting Common Stock into securities other than Voting Common Stock (other than any reclassification upon an event to which Section 6(b) applies) shall be deemed to involve (a) a distribution of such securities other than Voting Common Stock to all holders of Voting Common Stock (and the effective date of such reclassification shall be deemed to be “the date fixed for the determination of stockholders entitled to receive such distribution” within the meaning of Section 9(a)(iii)), and (b) a subdivision,
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split or combination, as the case may be, of the number of shares of Voting Common Stock outstanding immediately prior to such reclassification into the number of shares of Voting Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be “the day upon which such split or combination becomes effective” within the meaning of Section 9(a)(i)).
(d) No Adjustments. Notwithstanding the foregoing provisions of Section 9(a)(i), no adjustment shall be made thereunder, nor shall an adjustment be made to the ability of a holder of shares of the Series A Cumulative Convertible Preferred Shares to convert, for any distribution described therein if the holder will otherwise, by virtue of it being a holder of the Series A Cumulative Convertible Preferred Shares, participate in the distribution without conversion of such holder’s shares of the Series A Cumulative Convertible Preferred Shares.
(e) Increases in Conversion Rate for Tax Purposes. The Corporation may make such increases in the Conversion Rate, in addition to those required by Section 9(a), as the Board of Directors deems advisable to avoid or diminish any income tax to holders of shares of Capital Stock of the Corporation (or rights to acquire such Capital Stock) resulting from any dividend or distribution of such Capital Stock (or rights to acquire Voting Common Stock) or from any event treated as such for income tax purposes.
(f) Other Increases in Conversion Rate. To the extent permitted by applicable law, the Corporation from time to time may increase the Conversion Rate by any amount for any period of time if the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Corporation, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Corporation shall mail to holders of record of the Series A Cumulative Convertible Preferred a notice of the increase at least fifteen (15) days prior to the date the increased Conversion· Rate takes effect and in accordance with applicable law and such notice shall state the increased Conversion Rate and the period during which it will be in effect.
(g) No Adjustments in Certain Circumstances. No adjustment to the Conversion Rate need be made:
(i) upon the issuance of any shares of Voting Common Stock pursuant to any present or future plan, in each case adopted in good faith and approved by a majority of the independent directors of the Board of Directors, providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Voting Common Stock under any plan;
(ii) upon the issuance of any shares of Voting Common Stock or options or rights to purchase shares of Voting Common Stock pursuant to any present or future employee, director or consultant incentive benefit plan or program of or assumed by the Corporation or any of its subsidiaries, in each case adopted in good faith and approved by a majority of the independent directors of the Board of Directors;
(iii) upon the issuance of any shares or options or rights to purchase shares of Voting Common Stock in connection with any bona fide acquisition by the Corporation or any of its subsidiaries (whether effected as a purchase of stock or assets, a consolidation, merger, or share exchange), or the formation of a strategic alliance or a venture;
(iv) upon the issuance of any shares of Voting Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security not described in the preceding Section 9(g)(ii) and outstanding as of the Issue Date;
(v) upon the repurchase by the Corporation of shares of Voting Common Stock or rights or options to purchase such Voting Common Stock from any employee compensation plan or trust or employees upon or following their resignation or termination of employment, which repurchase shall have been approved by a majority of the independent directors of the Board of Directors;
(vi) for a change in the par value of the Voting Common Stock;
(vii) which would result in a duplicate adjustment being made as a result of the application of more than one clause of this Section 9; or
(viii) for accumulated and unpaid dividends.
(h) Required Adjustments. No adjustment to the Conversion Rate shall be required in connection with any event, transaction or other occurrence unless the terms of this Certificate specifically require that such an adjustment be made in connection with such event, transaction or other occurrence.
(i) Rounding. All adjustments to the Conversion Rate under this Section 9 shall be made by the Corporation and shall be calculated to the nearest one ten thousandth (1/10,000) of a share.
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(j) Notice of Adjustments. Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall promptly prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each share of the Series A Cumulative Convertible Preferred Shares at its last address appearing on the records of the Corporation within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.
(k) Effective Time of Adjustments. In any case in which this Section 9 provides that an adjustment shall become effective immediately after (A) a record date for an event, (B) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 9(a)(i) or (C) a date fixed for the determination of stockholders entitled to receive rights, warrants, options or other securities pursuant to Section 9(a)(ii) (each date referred to in clause (A), (B) or (C) herein a “Determination Date”), the Corporation may elect to defer the actual adjustment contemplated thereby until the applicable Adjustment Event Date (x) by issuing to the holder of any shares of the Series A Cumulative Convertible Preferred Shares (or portion thereof) converted after such Determination Date and before such Adjustment Event Date, the additional shares of Voting Common Stock or other securities issuable upon such conversion by reason of the applicable required adjustment over and above the Voting Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 7(d); provided that in the case of an adjustment made pursuant to Section 9(a)(iii) with respect to a Spin-Off, the Corporation may defer the issuance of such additional shares and cash payment, if any, until the third (3rd) Business Day immediately following the last day of the twenty (20) consecutive Trading Day period commencing on the fifth (5th) Trading Day after the relevant ex-dividend date.
For purposes of this Section 9(k), the term “Adjustment Event Date” shall mean:
(i) in any case referred to in Section 9(k)(A) hereof, date of the occurrence of such event;
(ii) in any case referred to in Section 9(k)(B).hereof, the date any such dividend or distribution is paid or made; and
(iii) in any case referred to in Section 9(k)(C) hereof, the date of expiration of such rights, warrants, options or other securities (or the conversion period of any convertible securities issued upon exercise thereof).
(l) Par Value. Notwithstanding anything in this Certificate to the contrary, in no event shall the Conversion Rate be adjusted so that the Conversion Price would be less than $1.00.
(m) Notice of Certain Actions. In case:
(i) the Corporation shall declare a dividend (or any other distribution) on its Voting Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 9(a); or
(ii) the Corporation shall authorize the granting to the holders of all or substantially all of the shares of Voting Common Stock of rights, warrants, options or other securities to subscribe for or purchase any share of any class of capital stock of the Corporation or any other rights, warrants, options or other securities of the Corporation; or
(iii) of any reclassification or reorganization of the Voting Common Stock (other than a subdivision or combination of the outstanding Voting Common Stock, or a change in par value, or from par value to no par. value, or from no par value to par value), or of any consolidation, merger or amalgamation to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation;
(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or
(v) any other event or condition giving rise to an adjustment in the Conversion Rate;
the Corporation shall cause to be mailed to each holder of shares of the Series A Cumulative Convertible Preferred Shares at its address appearing in the records of the Corporation, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or grant, or, if a record is not to be taken, the date as of which the holders of Voting Common Stock of record to be entitled to such dividend, distribution or grant are to be determined, or (B) the date on which such reclassification, consolidation, merger, amalgamation, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Voting Common Stock of record shall be entitled to exchange their Voting
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Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, grant, reclassification, consolidation, merger, amalgamation, sale, transfer, dissolution, liquidation or winding up.
(n) Adoption of Rights Plan. If the Corporation adopts a plan or other arrangement which grants rights or other benefits to the holders of Voting Common Stock (herein referred to as a “Rights Plan”) while any Series A Cumulative Convertible Preferred Shares remains outstanding, holders of the Series A Cumulative Convertible Preferred Shares will receive, upon conversion of their Series A Cumulative Convertible Preferred Shares, the rights and benefits granted by such Rights Plan in addition to shares of Voting Common Stock to be received upon conversion, unless, prior to conversion, the entitlement to such rights or benefits have expired, terminated or been redeemed or unless such rights or benefits have separated from the Voting Common Stock. If the rights and benefits provided for in the Rights Plan adopted have separated from the Voting Common Stock in accordance with the provisions of such Rights Plan so that holders of the Series A Cumulative Convertible Preferred Shares would not be entitled to receive any rights or benefits in respect of Voting Common Stock issuable upon conversion of shares of the Series A Cumulative Convertible Preferred Shares, the Conversion Rate will be adjusted at the time of separation as if the Corporation had distributed, to all holders of Voting Common Stock such rights and benefits which shall be assumed to be the equivalent of shares of capital stock, evidences of indebtedness or other assets or property pursuant to Section 9(a)(iii), subject to readjustment upon the subsequent expiration, termination or redemption of such rights or benefits. In lieu of any such adjustment, the Corporation may amend such applicable Rights Plan to provide that upon conversion of the Series A Cumulative Convertible Preferred Shares the holders thereof will receive, in addition to shares of Voting Common Stock issuable upon such conversion, the rights which would have attached to such shares of Voting Common Stock if such rights or benefits had not become separated from the Voting Common Stock under such Rights Plan. To the extent that the Corporation adopts any future Rights Plan, upon conversion of the Series A Cumulative Convertible Preferred Shares into shares of Voting Common Stock, a holder of the Series A Cumulative Convertible Preferred Shares shall receive, in addition to shares of Voting Common Stock, the rights under the future Rights Plan whether or not such rights or benefits have separated from shares of Voting Common Stock at the time of conversion and no adjustment will be made in accordance with Section 9(a)(iii) or otherwise.
(o) Additional Obligations of the Corporation.
(i) The Corporation shall not, by amendment to its certificate of incorporation, as in effect on the date hereof, or through any reorganization, transfer of assets, consolidation, merger, dissolution, liquidation, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, or which would have the effect of circumventing or avoiding the provisions of this Certificate (including, without limitation, this Section 9 hereof), but shall at all times in good faith assist in the carrying out of all the provisions of this Certificate and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Series A Cumulative Convertible Stock against dilution or other impairment.
(ii) Before taking any action that would result in an adjustment to the Conversion Rate the Corporation will take or cause to be taken any and all necessary corporate or other action that may be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Voting Common Stock upon payment of the applicable Conversion Price.
(iii) If the Corporation shall amend the provisions of any Voting Common Stock, Preferred Shares or other rights, options or securities or make any adjustment to any of them (pursuant to any antidilution provision or otherwise) so as to reduce the consideration per share applicable thereto, increase the number of shares issuable upon exercise thereof or otherwise change the economic terms (such as the purchase price, exercise price, conversion price or conversion ratio thereof), then the Corporation shall make appropriate adjustment, as nearly as practical to those that would be required by the provisions of this Section 9 most nearly analogous to the effect of such amendment or adjustment, to the Conversion Rate, and to the number of shares of Voting Common Stock issuable upon conversion of the Series A Cumulative Convertible Preferred Shares, as shall be fair and equitable; provided, however, that no such adjustment shall duplicate any adjustment required to be made in respect thereof by virtue of the other provisions of this Section 9.
(iv) In the event that any of the events or conditions described in this Section 9 give rise to an adjustment to the Conversion Rate, then the adjustments provided for in this Section 9 in respect of such
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event or condition shall give effect both to the event or condition giving rise to such adjustment and to all such adjustments made in respect of other rights, warrants, options, securities and similar securities; provided, however, that no such adjustment shall duplicate any adjustment required to be made in respect thereof by virtue of the provisions of this Section 9.
(p) For the avoidance of doubt, there shall be no adjustment to the Conversion Rate or the Conversion Price in connection with the First Merger or the Second Merger (as such capitalized terms are defined in the Letter Agreement).
Section 10. Consolidation, Merger, Amalgamation and Sale of Assets.
(a) General. The Corporation without the consent or vote of the holders of any of the outstanding Series A Cumulative Convertible Preferred Shares, may consolidate or amalgamate with or merge into any other Person or convey, transfer or lease all or substantially all its assets to any Person or may permit any Person to consolidate or amalgamate with or merge into, or transfer or lease all or substantially all its properties to, the Corporation so long as the Corporation at least 10 days prior to such transaction shall have given each such holder a notice of such transaction setting forth the general terms thereof and the amount and nature of the cash, securities or other property to be delivered to the holders of Voting Common Stock in connection therewith; provided, however, that (a) the shares of the Series A Cumulative Convertible Preferred Shares will become shares of such successor, transferee or lessee or Person of which such successor, transferee or lessee or Person is a Subsidiary, having in respect of such successor, transferee, lessee or Person the same powers, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereon, that the Series A Cumulative Convertible Preferred Shares had immediately prior to such transaction; and (b) the Corporation delivers to the holders a certificate executed by two Officers and an opinion of nationally recognized independent counsel stating that such transaction complies with this Certificate.
(b) Preservation of Rights and Powers. Upon any consolidation by the Corporation with, or merger by the Corporation into, any other Person or any conveyance, transfer or lease of all or substantially all the assets of the Corporation as described in Section 10(a), the successor resulting from such consolidation or into which the Corporation is merged or the transferee or lessee to which such conveyance, transfer or lease is made, will succeed to, and be substituted for, and may exercise every right and power of, the Corporation under the shares of the Series A Cumulative Convertible Preferred Shares, including, without limitation, the right and power to redeem the Series A Cumulative Convertible Preferred Shares as set forth in Section 6, and thereafter, except in the case of a lease, the predecessor (if still in existence) will be released from its obligations and covenants with respect to the Series A Cumulative Convertible Preferred Shares.
Section 11. Voting Rights.
(a) General. The holders of shares of the Series A Cumulative Convertible Preferred Shares shall not be entitled to any voting rights except as hereinafter provided in this Section 11 or as otherwise required by applicable law.
(b) Vote Required for Amendment of the Certificate. The affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series A Cumulative Convertible Preferred Shares, voting separately as a series, in person or by proxy, at a special meeting called for the purpose, or by written consent in lieu of meeting, is required in order to amend any provisions of this Certificate or the Corporation’s Certificate of Incorporation to affect adversely the rights, preferences or voting power of the holders of shares of the Series A Cumulative Convertible Preferred Shares. However, the Corporation may create additional classes of Parity Stock and Junior Stock, increase the authorized number of shares of Parity Stock and Junior Stock and issue additional series of Parity Stock and Junior Stock without the consent of any holder of shares of the Series A Cumulative Convertible Preferred Shares or Parity Stock. Any such issuance of Parity Stock or Junior Stock shall not be deemed to affect adversely the rights of the holders of the Series A Cumulative Convertible Preferred Shares. The separate votes of the holders of the outstanding shares of the Series A Cumulative Convertible Preferred Shares provided for in this Section (11)(b) will, in each case, be in addition to any required vote of the holders of other classes and series of the Corporation’s stock necessary to authorize the action in question.
(c) Voting Rights Per Share of Series A Cumulative Convertible Preferred Shares. In all cases on which the holders of the Series A Cumulative Convertible Preferred Shares shall be entitled to vote, each share of the Series A Cumulative Convertible Preferred Shares shall be entitled to one vote.
Section 12. Transfer Agent and Registrar. The Corporation, at its sole discretion, may appoint a Transfer Agent and Registrar for the Series A Cumulative Convertible Preferred Shares.
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Section 13. Currency. All shares of the Series A Cumulative Convertible Preferred Shares shall be denominated in U.S. currency, and all payments and distributions thereon or with respect thereto shall be made in U.S. currency. All references herein to “$” or “dollars” refer to U.S. currency.
Section 14. Form. Stock certificates evidencing the Series A Cumulative Convertible Preferred Shares shall be issued, unless the Board of Directors otherwise determines, in definitive, fully registered form and shall be in the form approved by the Board of Directors, with appropriate legends reflecting the restrictions on transferability of the Corporation’s capital stock set out in Article FOURTH of the Corporation’s Certificate of Incorporation and restricting the transfer of the Series A Cumulative Convertible Preferred Shares under the Securities Act.
Section 15. Transfer.
(a) Subject to the provisions of Article FOURTH of the Corporation’s Certificate of Incorporation, neither the Series A Cumulative Convertible Preferred Shares nor any beneficial ownership therein (as determined in accordance with Rule 13d-3 under the Exchange Act) may be sold, pledged or otherwise transferred except (i) to an affiliate or a Related Fund of the transferor or (ii) sold or transferred in compliance with Section 15(b) hereof.
(b) Right of First Refusal. Notwithstanding the foregoing Section 15(a) or any other provision to the contrary herein (but subject to the provisions of Article FOURTH of the Corporation’s Certificate of Incorporation):
(i) if a holder of the Series A Cumulative Convertible Preferred Shares has received a bona fide offer from a Person who is not an Affiliate of such holder to purchase or acquire any or all of the shares of its Series A Cumulative Convertible Preferred Shares, or to acquire any beneficial ownership in any such shares, which such holder wishes to accept, it shall give the Corporation at least 30 days’ notice of such proposed transaction (which notice shall include the identity of the proposed transferee, all terms of the proposed transaction and any other information the Corporation reasonably requests) and offer to sell or transfer such shares, or the beneficial ownership therein, as applicable, to the Corporation or its designee upon the same terms and conditions as has been offered to such holder (a “Right of First Refusal”). If the Corporation accepts such offer, the transaction shall occur within five Business Days after the Corporation accepts the offer; if the Corporation fails to respond to or accept such offer within 30 days after receipt of the notice (including the aforesaid information), such holder shall be free to sell or transfer such shares (and only such shares), or the specified beneficial ownership therein, within five Business Days after the conclusion of such 30 day period, subject, however, to the provisions of Section 15(b)(ii); and
(ii) whether or not the Corporation exercises the Right of First Refusal pursuant to Section 15(b)(i), the Corporation may reject, within the 30-day period specified in Section 15(b)(i), any proposed sale or transfer of any shares of the Series A Cumulative Convertible Preferred Shares, or any beneficial ownership interest therein to any Person (a) who is in the reasonable good faith judgment of a majority of the full Board of Directors (and not a committee thereof) a competitor of the Corporation or any of its subsidiaries, or (b) whom a majority of the full Board of Directors (and not a committee thereof) reasonably and in good faith determines to be unacceptable as a holder of the Series A Cumulative Convertible Preferred Shares.
(c) The Corporation may refuse to register any sale, pledge or transfer of the Series A Cumulative Convertible Preferred Shares or any Voting Common Stock issuable upon conversion of the shares of the Series A Cumulative Convertible Preferred Shares that is not made in accordance with the provisions of this Section 15.
Section 16. Ratings. So long as the Series A Cumulative Convertible Preferred Shares remains outstanding, the Corporation will pay annually, the fees and expenses incurred in obtaining and will maintain at all times ratings for such Series A Cumulative Convertible Preferred Shares as established by at least two of Moody’s Investor Services, Standard & Poor’s or Fitch Ratings.
Section 17. Hart-Scott-Rodino Compliance. At the request of any holder of shares of Series A Cumulative Convertible Preferred Shares then outstanding, the Corporation shall cooperate with such holder in the filing of a Notification and Report Form under the Hart-Scott-Rodino Act with the Federal Trade Commission and the Antitrust Division of the Department of Labor (an “HSR Filing”), so long as such filing relates to a prospective conversion or redemption of such shares in accordance with the terms hereof. The provisions regarding the payment of the costs and expenses for the HSR Filing are set forth in the Letter Agreement and the Purchase Agreement.
Section 18. Paying Agent and Conversion Agent.
(a) General. The Corporation may, at its sole discretion, elect to appoint an (i) an office or agency where Series A Cumulative Convertible Preferred Shares may be presented for payment (the “Paying Agent”) and (ii) an
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office or agency where Series A Cumulative Convertible Preferred Shares may be presented for conversion (the “Conversion Agent”). The Transfer Agent, if one is appointed, may act as Paying Agent and Conversion Agent, unless another Paying Agent or Conversion Agent is appointed by the Corporation. The Corporation may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall reasonably determine. The term “Paying Agent” includes any additional paying agent and the term “Conversion Agent” includes any additional conversion agent. The Corporation may change any Paying Agent or Conversion Agent without prior notice to any holder. The Corporation shall notify the Registrar of the name and address of any Paying Agent or Conversion Agent appointed by the Corporation and instruct the Registrar to notify each holder of the name and address of such Paying Agent or Conversion Agent. The Corporation or any of its Affiliates may act as Paying Agent, Registrar, coregistrar or Conversion Agent. Until each holder is notified to the contrary, the Corporation will be the Paying Agent, Registrar and Conversion Agent.
(b) Place of Payments. Payments due to the holders of the Series A Cumulative Convertible Preferred Shares shall be payable at the office or agency of the Corporation maintained for such purpose in The City of New York and at any other office or agency maintained by the Corporation for such purpose. Payments shall be payable by wire transfer (provided that appropriate wire instructions have been received by the Corporation at least 15 days prior to the applicable date of payment) of immediately available funds to a U.S. dollar account maintained by the holder with a bank located in New York City. Unless notified to the contrary, such wire instructions for the initial holders will be set forth in the Purchase Agreement.
Section 19. Financial and Business Information. The Corporation shall deliver to each holder of Series A Cumulative Convertible Preferred Shares:
(a) Quarterly Statements - within 60 days after the end of each quarterly fiscal period in each fiscal year of the Corporation (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,
(i) a consolidated balance sheet of the Corporation and its Subsidiaries as at the end of such quarter, and
(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Corporation and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a senior financial officer of the Corporation as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that the Corporation shall be deemed to have satisfied the requirements of this Section 19(a) if it shall have timely made its Form 10-Q (prepared in accordance with the requirements therefor) available on “EDGAR”;
(b) Annual Statements - within 105 days after the end of each fiscal year of the Corporation, duplicate copies of:
(i) a consolidated balance sheet of the Corporation and its Subsidiaries as at the end of such year, and
(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Corporation and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and provided that the Corporation shall be deemed to have satisfied the requirements of this Section 19(b) if it shall have timely made its Form 10-K (prepared in accordance with the requirements therefor) available on “EDGAR”.
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Section 20. Taxes. The Corporation shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Voting Common Stock on conversion or redemption of the Series A Cumulative Convertible Preferred Shares.
Section 21. Headings. The headings of the Sections of this Certificate are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.
SEVENTH: The Corporation’s Board of Directors has designated 70,000 preferred shares as Series B Non-Voting Convertible Preferred Shares, which shall have the following designations, rights and preferences:
Section I. Designation and Amount.
The shares of such series shall be designated as the “Series B Non-Voting Convertible Preferred Shares” (the “Non-Voting Preferred Stock”) and the number of shares constituting such series shall be 70,000.
Section II. Definitions. As used in this Article SEVENTH, the following terms shall have the following meanings, unless the context otherwise requires:
“Additional Issuance” has the meaning specified in Section III(c)(i).
“Additional Issuance Notice” has the meaning specified in Section III(c)(ii).
“Additional Shares of Common Stock” has the meaning specified in Section VII(c).
“Adjustment Event” has the meaning specified in Section VIII(d).
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person (as used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise). Notwithstanding the foregoing, (a) neither the Corporation nor any of its subsidiaries shall be deemed to be an Affiliate of SMBC or its Affiliates and (b) neither SMBC nor any of its Affiliates shall be deemed to be an Affiliate of the Corporation or any of its Affiliates.
“Amendment and Restatement” means the Restated Certificate of Incorporation of the Corporation creating a class of Non-Voting Common Stock.
“Applicable Conversion Rate” means the Initial Conversion Rate, subject to adjustment pursuant to Sections VII and VIII for any such event occurring subsequent to the initial determination of such rate.
“Automatic Conversion Date” means the 36-month anniversary of the Closing Date, so long as at such time the Corporation has received Shareholder Approval and the Amendment and Restatement has been filed, accepted, and declared effective with the New York State Department of State.
“BHCA Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Board” means the Board of Directors of the Corporation.
“Business Corporation Law” means the Business Corporation Law of the State of New York, as amended from time to time.
“Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in the City of New York, New York, or in Tokyo, Japan, are required or authorized by Law to be closed.
“Certificate of Amendment” means this Certificate of Amendment of the Certificate of Incorporation.
“Certificate of Incorporation” means the Certificate of Incorporation of the Corporation (as amended and/or restated from time to time).
“Class of Voting Security” shall be interpreted in a manner consistent with how “class of voting shares” is defined in 12 C.F.R. Section 225.2(q)(3) or any successor provision.
“Closing Date” means the date that any shares of Non-Voting Preferred Stock are first issued.
“Common Equivalent Dividend Amount” has the meaning specified in Section IV(a).
“Common Stock” means the Voting Common Stock and the Non-Voting Common Stock.
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“Conversion Date” means either the Automatic Conversion Date or a Convertible Transfer Conversion Date, as applicable.
“Conversion Shares” has the meaning specified in Section III(b)(ii).
“Convertible Transfer” means a Transfer by the Holder (a) to the Corporation; (b) in a widely distributed public offering of Voting Common Stock issuable upon conversion of the Non-Voting Preferred Stock; (c) in a transaction or series of related transactions in which no one transferee (or group of associated transferees) acquires two percent (2%) or more of any Class of Voting Securities of the Corporation then outstanding; or (d) to a transferee that controls more than fifty percent (50%) of every Class of Voting Securities of the Corporation then outstanding without giving effect to such Transfer.
“Convertible Transfer Conversion Date” means the second Business Day following delivery of a valid Notice of Convertible Transfer and Conversion.
“Convertible Transfer Notice Documents” has the meaning specified in Section III(b)(ii).
“Corporation” means Jefferies Financial Group Inc.
“Exchange Agreement” means the Exchange Agreement, by and between the Corporation and SMBC, dated as of April 27, 2023 (as amended or supplemented from time to time).
“Exchange Property” has the meaning specified in Section VIII(a).
“Fair Market Value” means the volume-weighted average price (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by the Holder and the Corporation) on the NYSE of the Voting Common Stock for the five (5) trading days before the consummation of a Reorganization Event.
“Government Entity” means any (a) federal, state, local, municipal, foreign or other government; (b) governmental entity of any nature (including any governmental agency, branch, department, official, committee or entity and any court or other tribunal), whether foreign or domestic; or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, whether foreign or domestic, including any arbitral tribunal and self-regulatory organizations.
“Holder” means the Person in whose name any shares of Non-Voting Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of such shares of Non-Voting Preferred Stock for the purpose of making payment and settling conversion and for all other purposes.
“Initial Conversion Rate” means, for each share of Non-Voting Preferred Stock, five hundred (500) shares of Non-Voting Common Stock (in case of conversion pursuant to Section III(a)) or Voting Common Stock (in case of conversion pursuant to Section III(b)), as applicable.
“Junior Securities” has the meaning specified in Section VI(a).
“Law” means, with respect to any Person, any legal, regulatory and administrative laws, statutes, rules, Orders and regulations applicable to such Person.
“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements, or other restrictions on title or transfer of any nature whatsoever.
“Liquidation Preference” means, for each share of Non-Voting Preferred Stock, an amount equal to $17,500 (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Non-Voting Preferred Stock).
“Non-BHCA Affiliate” means a Person that is both (a) not SMBC and (b) not a BHCA Affiliate of the Holder or SMBC.
“Non-Voting Common Stock” means, if any, the Non-Voting Common Stock, par value $1.00 per share, of the Corporation authorized by the Corporation on or after the date hereof.
“Non-Voting Preferred Stock” has the meaning specified in Section I.
“Notice of Convertible Transfer and Conversion” has the meaning specified in Section III(b)(ii).
“Order” means any applicable order, injunction, judgment, decree, ruling, or writ of any Government Entity.
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“Parity Securities” has the meaning specified in Section VI(a).
“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Sections 13(d)(3) and 14(d) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.
“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Voting Common Stock have the right to receive any cash, securities or other property or in which the Voting Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Voting Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or a duly authorized committee of the Board or by statute, contract or otherwise).
“Reorganization Event” has the meaning specified in Section VIII(a).
“Senior Securities” has the meaning specified in Section VI(a).
“Shareholder Approval” means the approval of the Amendment and Restatement by the affirmative vote or consent of the holders of at least a majority of the outstanding shares entitled to vote thereon at a meeting of shareholders of the Corporation.
“SMBC” means Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan.
“Subject Preferred Share” has the meaning specified in Section III(b)(i).
“Transfer” by any Person means, directly or indirectly, to sell, transfer, assign, pledge, hypothecate, encumber or similarly dispose of or transfer (by merger, disposition, operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement, agreement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by merger, disposition, operation of Law or otherwise), of any interest in any equity securities beneficially owned by such Person.
“Voting Common Stock” means the voting common stock, $1.00 par value per share, of the Corporation.
“Voting Security” has the meaning set forth in 12 C.F.R. Section 225.2(q) or any successor provision.
Section III. Conversion.
(a) Automatic Conversion.
(i) Upon the terms and in the manner set forth in this Section III, at 9:30 a.m., New York City time, on the Automatic Conversion Date, each share of Non-Voting Preferred Stock will automatically convert into a number of fully-paid and non-assessable shares of Non-Voting Common Stock, without any action on the part of Holders or the Corporation, equal to the Applicable Conversion Rate. The shares of Non-Voting Preferred Stock so converted will be cancelled as described in Section XII below. At least ten (10) Business Days prior to the Automatic Conversion Date, the Corporation shall provide written notice of the conversion to each Holder stating (A) that the automatic conversion will occur in accordance with Section III(a) on the Automatic Conversion Date, (B) the Applicable Conversion Rate and (C) the number of shares of Non-Voting Common Stock issued upon conversion of each share of Non-Voting Preferred Stock held of record by such Holder and subject to conversion.
(ii) Notwithstanding automatic conversion, the Corporation acknowledges and agrees that the shares of Non-Voting Preferred Stock may be converted earlier at the option of the Holders thereof if converted in accordance with Section III(b) or III(c) at any time before the close of business on the Automatic Conversion Date.
(iii) The Corporation shall take all required action so that once the Shareholder Approval has been obtained, the number of shares of Non-Voting Common Stock that would be required to effect the conversion of all of the then-outstanding shares of Non-Voting Preferred Stock are duly reserved and kept available out of the Corporation’s authorized but unissued shares of Common Stock. For the avoidance of doubt, prior to the Automatic Conversion Date, the Non-Voting Preferred Stock shall not be convertible into Non-Voting Common Stock.
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(b) Conversion upon Convertible Transfer.
(i) Upon the terms and in the manner set forth in this Section III, but subject to the restrictions set forth in Sections 4.1 and 4.2(a) of the Exchange Agreement, on any Convertible Transfer Conversion Date for any Convertible Transfer to a Non-BHCA Affiliate, each share of Non-Voting Preferred Stock subject to such Convertible Transfer (each, a “Subject Preferred Share”) will be converted into a number of fully-paid and non-assessable shares of Voting Common Stock equal to the Applicable Conversion Rate. The Subject Preferred Shares so converted will be cancelled as described in Section XII below.
(ii) To effect a Convertible Transfer, a Holder shall deliver to the Corporation (x) a written notice (the “Notice of Convertible Transfer and Conversion”) that (1) identifies the proposed transferee and manner of Transfer, the number of Subject Preferred Shares to be converted and the corresponding number of shares of Voting Common Stock to be transferred (the “Conversion Shares”), (2) certifies that such Transfer is a Convertible Transfer and that the proposed transferee is a Non-BHCA Affiliate, (3) notifies the Corporation that such Holder is tendering the Subject Preferred Shares for conversion in accordance with this Certificate of Amendment and (4) provides instructions for delivery of the Conversion Shares on the Convertible Transfer Conversion Date and (y) a representation letter and other information as may be reasonably requested by the Corporation in accordance with Section 6.3(c) of the Exchange Agreement (collectively, the “Convertible Transfer Notice Documents”). The Notice of Convertible Transfer and Conversion must be received by the Corporation by 4:00 p.m. Eastern Time two (2) Business Days prior to the Convertible Transfer Conversion Date.
(iii) Following receipt of valid Convertible Transfer Notice Documents, on the Convertible Transfer Conversion Date, the Corporation shall effect the conversion of the Subject Preferred Shares by delivering the Conversion Shares in accordance with the instructions provided in the Notice of Convertible Transfer and Conversion.
(c) Conversion upon Additional Issuance.
(i) If any action by the Corporation, which may include the issuance of additional Voting Common Stock (any such action, an “Additional Issuance”), has the effect of reducing the percentage of a Class of Voting Securities held by SMBC (together with its BHCA Affiliates), then SMBC may elect to convert each share of the Non-Voting Preferred Stock into a number of fully-paid and non-assessable shares of Voting Common Stock equal to the Applicable Conversion Rate so long as such conversion does not allow SMBC (together with its BHCA Affiliates) to acquire a higher percentage of the Class of Voting Securities than SMBC (together with its BHCA Affiliates) controlled immediately prior to such conversion, which right shall be interpreted and applied in a manner consistent with 12 C.F.R. 225.9(a)(5), provided that the foregoing shall not apply with respect to any such action by the Corporation unless the aggregate resulting reduction of the percentage of a Class of Voting Securities held by SMBC (together with its BHCA Affiliates) would exceed one-half percent (0.5%).
(ii) Upon SMBC’s (or its Affiliates) election to convert the Non-Voting Preferred Stock pursuant to Section III(c)(i), SMBC shall deliver to the Corporation a written notice (the “Additional Issuance Notice”) that notifies the Corporation that such Holder is tendering the Non-Voting Preferred Stock for conversion in accordance with Section III(c)(i) of this Certificate of Amendment. Any such conversion shall be settled by the Corporation on the second business day following delivery of an Additional Issuance Notice in accordance with Section XX.
(d)  Immediately upon a conversion pursuant to Section III(a), Section III(b) or Section III(c), the rights of the Holders with respect to the shares of the Non-Voting Preferred Stock so converted shall cease and the Persons entitled to receive the shares of Common Stock upon the conversion of such shares of Non-Voting Preferred Stock shall be treated for all purposes as having become the record and beneficial owners of such shares of Common Stock. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of the shares of Non-Voting Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.
(e) No fractional shares of Common Stock shall be issued upon any conversion of shares of Non-Voting Preferred Stock. If more than one share of Non-Voting Preferred Stock shall be surrendered for conversion at any one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof
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shall be computed on the basis of the aggregate number of shares of Non-Voting Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Non-Voting Preferred Stock, the Corporation shall pay an amount in cash (rounded to the nearest cent) equal to the interest in the net proceeds from the sale in the open market by the applicable conversion agent of the aggregate fractional shares of Common Stock that otherwise would have been issuable upon conversion of the Non-Voting Preferred Stock.
(f) All shares of Common Stock which may be issued upon conversion of the shares of Non-Voting Preferred Stock will, upon issuance by the Corporation, be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens and not issued in violation of any preemptive right or Law.
(g) Effective immediately prior to the applicable Conversion Date, dividends or distributions shall no longer be declared on the shares of Non-Voting Preferred Stock subject to conversion and such shares of Non-Voting Preferred Stock shall cease to be outstanding, in each case, subject to the rights of Holders to receive any declared and unpaid dividends or distributions on such shares and any other payments to which they are otherwise entitled pursuant to Section IV or Section VIII.
Section IV. Dividend Rights.
(a) From and after the Closing Date to but excluding the applicable Conversion Date, (i) the Holders shall be entitled to receive, when, as and if declared by the Board or any duly authorized committee of the Board, but only out of assets legally available therefor, all cash dividends or distributions (including, but not limited to, regular quarterly dividends or distributions) declared and paid or made in respect of the shares of Voting Common Stock, at the same time and on the same terms as holders of Voting Common Stock, in an amount per share of Non-Voting Preferred Stock equal to the product of (x) the Applicable Conversion Rate then in effect and (y) any per share dividend or distribution, as applicable, declared and paid or made in respect of each share of Voting Common Stock (the “Common Equivalent Dividend Amount”), and (ii) the Board or any duly authorized committee thereof may not declare and pay any such cash dividend or make any such cash distribution in respect of Voting Common Stock unless the Board or any duly authorized committee of the Board declares and pays to the Holders, at the same time and on the same terms as holders of Voting Common Stock, the Common Equivalent Dividend Amount per share of Non-Voting Preferred Stock. Notwithstanding any provision in this Section IV(a) to the contrary, no Holder of a share of Non-Voting Preferred Stock shall be entitled to receive any cash dividend or distribution made with respect to the Voting Common Stock where the Record Date for determination of holders of Voting Common Stock entitled to receive such dividend or distribution occurs prior to the date of issuance of such share of Non-Voting Preferred Stock. The foregoing shall not limit or modify the rights of any Holder to receive any dividend or other distribution pursuant to Section VIII(e).
(b) Each dividend or distribution declared and paid pursuant to paragraph (a) above will be payable to Holders of record of shares of Non-Voting Preferred Stock as they appear in the records of the Corporation at the close of business on the same day as the Record Date for the corresponding dividend or distribution to the holders of shares of Voting Common Stock.
(c) If any cash dividend payment on the Non-Voting Preferred Stock is not paid as required herein, the Corporation shall be prohibited from declaring, paying or setting apart for payment any dividends or making any other distributions on any Common Stock, and from redeeming, purchasing or otherwise acquiring (or making any payment to or available for a sinking fund for the redemption, purchase or other acquisition of any shares of such stock) (either directly or through any Affiliate) any Common Stock, until all such dividends that are due are paid in full.
(d) Except as set forth in this Certificate of Amendment, the Corporation shall have no obligation to pay, and the holders of shares of Non-Voting Preferred Stock shall have no right to receive, dividends or distributions at any time, including with respect to dividends or distributions with respect to Parity Securities or any other class or series of authorized preferred stock of the Corporation. To the extent the Corporation declares dividends or distributions on the Non-Voting Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends or distributions, the Corporation will allocate the dividend payments on a pro rata basis among the holders of the shares of Non-Voting Preferred Stock and the holders of any Parity Securities then outstanding. For purposes of calculating the allocation of partial dividend payments, the Corporation will allocate dividend payments on a pro rata basis among the Holders and the holders of any Parity Securities so that the amount of dividends or distributions paid per share on the shares of Non-Voting Preferred Stock and such Parity Securities shall in all cases bear to each other the same ratio that payable dividends or distributions per share on the shares of the Non-Voting Preferred Stock and such Parity Securities (but without, in the case of any noncumulative preferred stock, accumulation of dividends or distributions for prior dividend
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periods) bear to each other. The foregoing right shall not be cumulative and shall not in any way create any claim or right in favor of Holders in the event that dividends or distributions have not been declared or paid in respect of any prior calendar quarter.
(e) No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Non-Voting Preferred Stock or on such Parity Securities that may be in arrears.
Notwithstanding any provision in this Certificate of Amendment to the contrary, Holders shall not be entitled to receive any dividends or distributions on any shares of Non-Voting Preferred Stock on or after the applicable Conversion Date in respect of such shares of Non-Voting Preferred Stock that have been converted as provided herein, except to the extent that any such dividends or distributions have been declared by the Board or any duly authorized committee of the Board and the Record Date for such dividend occurs prior to such applicable Conversion Date.
Section V. Voting.
(a) Except as otherwise may be required by Law or as set forth in paragraphs (b)(i) and (b)(ii) below, the Holders shall not be entitled to vote (in their capacity as Holders) on any matter submitted to a vote of the shareholders of the Corporation. The foregoing shall not limit or modify the rights of SMBC set forth in Article III of the Exchange Agreement.
(b) So long as any shares of Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the written consent or affirmative vote at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Non-Voting Preferred Stock, voting as a single and separate class:
(i) amend, alter or repeal any provision of (A) this Article SEVENTH or (B) the Certificate of Incorporation (including this Certificate of Amendment) or the Corporation’s bylaws that would alter, modify or change the powers, preferences or special rights of the Non-Voting Preferred Stock, in each case, by any means, including by merger, consolidation, reclassification, or otherwise (other than in connection with a Reorganization Event where the shares of Non-Voting Preferred Stock will be converted in accordance with Section VIII) so as to, or in a manner that would, adversely affect the preferences, rights, privileges or powers of the Non-Voting Preferred Stock; or
(ii) seek any voluntary liquidation, the dissolution or winding up of the Corporation.
(c) Notwithstanding the foregoing, the Holders shall not have any voting rights set out in paragraph (b) above if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Non-Voting Preferred Stock shall have been converted into shares of Common Stock. For the avoidance of doubt, adoption of the Amendment and Restatement shall not require the vote of the holders of Non-Voting Preferred Stock.
Section VI. Rank; Liquidation.
(a) With respect to any dividends or distributions (including, but not limited to, regular quarterly dividends) declared by the Board, the Non-Voting Preferred Stock shall rank (i) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any shares of Non-Voting Preferred Stock (“Junior Securities”); (ii) on parity with the Common Stock and any class or series of capital stock of the Corporation created (x) specifically ranking by its terms on parity with the Non-Voting Preferred Stock or (y) that does not by its terms rank junior or senior to the Non-Voting Preferred Stock (“Parity Securities”); and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to any shares of Non-Voting Preferred Stock (“Senior Securities”). With respect to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily, except subject to (b) below, the Non-Voting Preferred Stock shall rank (i) senior to all of the Common Stock to the extent (and only to the extent) set forth in (b) below; (ii) senior to any class or series of Junior Securities; (iii) on parity with any class or series of Parity Securities (other than Common Stock or any future class or series of common stock of the Corporation); and (iv) junior to any class or series of Senior Securities.
(b) Subject to any superior liquidation rights of the holders of any Senior Securities of the Corporation and the rights of the Corporation’s existing and future creditors, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each Holder shall be entitled to be paid out of the assets of the Corporation legally available for distribution to shareholders, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and Junior Securities and
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pari passu with any distribution to the holders of Parity Securities (other than Common Stock or any future class or series of common stock of the Corporation) the greater of: (i) an amount equal to the sum of the Liquidation Preference for each share of Non-Voting Preferred Stock held by such Holder and an amount equal to any dividends or distributions declared but unpaid thereon and (ii) the amount the Holders would have received if, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Non-Voting Preferred Stock had converted into Common Stock (based on the then effective Applicable Conversion Rate and without giving effect to any limitations on conversion set forth herein). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation other than what is expressly provided for in this Section VI and will have no right or claim to any of the Corporation’s remaining assets.
(c) In the event the assets of the Corporation available for distribution to shareholders upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Non-Voting Preferred Stock contemplated by Section VI(b), the Holders and the holders of any Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled (it being understood that, for purposes of the foregoing, Parity Securities shall not include Common Stock).
(d) For purposes of this Section VI, the sale, conveyance, exchange or Transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation shall not be deemed a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, nor shall the merger, consolidation or any other business combination transaction of the Corporation into or with any other corporation or Person or the merger, consolidation or any other business combination of any other corporation or Person into or with the Corporation be deemed to be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation.
Section VII. Anti-Dilution Adjustments.
(a) In the event the Corporation shall at any time prior to an applicable Conversion Date issue Additional Shares of Common Stock, then the Applicable Conversion Rate shall be adjusted, concurrently with such issue, to a rate determined in accordance with the following formula:

(b) For purposes of the foregoing formula, the following definitions shall apply:
(i) “CR0” shall mean the Applicable Conversion Rate in effect immediately before the close of business on the Record Date or effective date, as applicable, for such issuance of Additional Shares of Common Stock;
(ii) “CR1” shall mean the Applicable Conversion Rate in effect immediately after the close of business of the Record Date or effective date, as applicable, of such issuance of Additional Shares of Common Stock;
(iii) “OS0” shall mean the number of shares of Voting Common Stock outstanding immediately prior to such issuance of Additional Shares of Common Stock; and
(iv) “OS1” shall mean the number of shares of Voting Common Stock outstanding immediately following such issuance of Additional Shares of Common Stock.
(c) For the purposes of this Section VII, “Additional Shares of Common Stock” shall mean all shares of Voting Common Stock issued by the Corporation after the Closing Date and prior to an applicable Conversion Date as a distribution, dividend, stock split, stock combination or other similar recapitalization with respect to the Voting Common Stock (in each case excluding an issuance solely pursuant to a Reorganization Event).
(d) Notwithstanding the foregoing, if any distribution, dividend, stock split, stock combination or other similar recapitalization with respect to the Voting Common Stock as described above is declared or announced, but not so paid or made, then the Applicable Conversion Rate in effect will be readjusted, effective as of the date the Board, or any officer acting pursuant to authority conferred by the Board, determines not to pay such distribution or dividend or to effect such stock split or stock combination or other similar recapitalization, to the Applicable Conversion Rate that would then be in effect had such dividend, distribution, stock split, stock combination or similar recapitalization not been declared or announced.
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Section VIII. Adjustments.
(a) Upon the occurrence of a Reorganization Event prior to an applicable Conversion Date, each share of Non-Voting Preferred Stock outstanding immediately prior to such Reorganization Event shall, without the consent of Holders, automatically convert into the types and amounts of securities, cash, and other property that is or was receivable in such Reorganization Event by a holder of the number of shares of Voting Common Stock into which such share of Non-Voting Preferred Stock was convertible immediately prior to such Reorganization Event in exchange for such shares of Voting Common Stock (such securities, cash, and other property, the “Exchange Property”), provided that if (x) the Exchange Property consists of Voting Securities of another Person and (y) after giving effect to such automatic conversion, SMBC and its Affiliates would collectively hold more than 4.99% of any Class of Voting Securities of such Person, then, at the Corporation’s option, (1) each share of Non-Voting Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall become convertible in connection with a Convertible Transfer or an Additional Issuance in accordance with the terms of this Certificate of Amendment, at the option of the Holders, into the Exchange Property, or (2) the Corporation shall redeem the Holder’s Non-Voting Preferred Stock at a cash price per share of Non-Voting Preferred Stock equal to the product of the Applicable Conversion Rate and the Fair Market Value of the Voting Common Stock. The Holders shall not have any separate class vote on any Reorganization Event. A “Reorganization Event” shall mean:
(i) any consolidation, merger, conversion or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Voting Common Stock will be converted into cash, securities, or other property of the Corporation or another Person;
(ii) any sale, Transfer, lease, or conveyance to another Person of all or substantially all of the consolidated assets of the Corporation and its subsidiaries, taken as a whole, in each case pursuant to which the Voting Common Stock will be converted into cash, securities, or other property of the Corporation or another Person;
(iii) any reclassification of the Voting Common Stock into securities other than the Voting Common Stock; or
(iv) any statutory exchange of the outstanding Common Stock for securities of another Person (other than in connection with a merger or acquisition).
(b) In the event that holders of the shares of the Voting Common Stock have the opportunity to elect the form of consideration to be received in such Reorganization Event, the Corporation shall ensure that the Holders have the same opportunity to elect the form of consideration in accordance with the same procedures and pro ration mechanics that apply to the election to be made by the holders of the Voting Common Stock. The amount of Exchange Property receivable upon conversion of any Non-Voting Preferred Stock shall be determined based upon the Applicable Conversion Rate in effect on the date on which such Reorganization Event is consummated.
(c) The provisions of this Section VIII shall similarly apply to successive Reorganization Events or any series of transactions that results in a Reorganization Event and the provisions of Section VIII shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.
(d) The Corporation (or any successor) shall, at least twenty (20) days prior to the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the type and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section VIII.
(e) Other than with respect to an issuance of Additional Shares of Common Stock pursuant to Section VII, if at any time prior to an applicable Conversion Date, the Corporation (i) issues to all holders of the Voting Common Stock (A) shares of securities or assets of the Corporation (other than shares of Common Stock or cash) as a dividend on the Voting Common Stock or (B) certain rights or warrants entitling them for a period of sixty (60) days or less to purchase shares of Voting Common Stock at less than the current market value of the Voting Common Stock at that time, in each case, then the Corporation will make such provision as is necessary so that the Holder receives (upon cancellation of such shares of Non-Voting Preferred Stock in the event of a tender offer or exchange offer) the same dividend or other asset or property, if any, as it would have received in connection with such Adjustment Event (as defined below) if it had been the holder on the Record Date (or the date such event is effective, as the case may be) of the number of shares of Common Stock into which the shares of Non-Voting Preferred Stock held by such Holder are then convertible; or (ii) purchases shares of
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Voting Common Stock pursuant to a tender offer or exchange offer generally available to holders of Voting Common Stock (subject to customary securities laws limitations) at above the current market value of the Voting Common Stock at that time, and in each such case the Record Date with respect to such event (or the date such event is effective, as the case may be) occurs on or after the Closing Date and prior to an applicable Conversion Date (each such event described in (i)-(ii), an “Adjustment Event”), then the Corporation will make such provision to extend such tender offer or exchange offer on equivalent terms to the Holders; provided that, to the extent that it is not reasonably practicable for the Corporation to make such provision, the Applicable Conversion Rate or other terms of the Non-Voting Preferred Stock shall be adjusted to provide the Holder with an economic benefit comparable to that which it would have received had such provision been made; it being understood that this paragraph (e) shall not apply to the extent that any Holder participates, or is permitted to participate, on a pro rata as-converted basis with the holders of Common Stock. Notwithstanding anything to the contrary herein, this right shall not allow SMBC or its BHCA Affiliates to acquire a higher percentage of any Class of Voting Securities of the Corporation than SMBC and its BHCA Affiliates beneficially owned immediately prior to the event.
Section IX. Reports as to Adjustments.
(a) Whenever the number of shares of Common Stock into which the shares of the Non-Voting Preferred Stock are convertible is adjusted as provided in Section VII or Section VIII, the Corporation shall promptly, but in any event within ten (10) days thereafter, compute such adjustment and furnish to the Holders a certificate, signed by the principal financial officer or treasurer of the Corporation, setting forth the number of shares of Common Stock into which each share of the Non-Voting Preferred Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective. Amounts resulting from any calculation hereunder will be rounded to the nearest 1/10,000th. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section IX.
(b) In the event the Corporation proposes to take (or receives notice of) any action which would require an adjustment of the Applicable Conversion Rate pursuant to Sections VII and VIII, then the Corporation shall cause to be given to each Holder, at least ten (10) days prior to the applicable Record Date or effective date for such action, a written notice in accordance with Section XX: (i) stating such Record Date or effective date, (ii) describing such action in reasonable detail and (iii) stating the date as of which it is expected that holders of record of Common Stock shall be entitled to receive any applicable dividends or distributions or to exchange their shares for securities or other property, if any, deliverable upon such action. The failure to give the notice required by this Section IX(b) or any defect therein shall not affect the legality or validity of any such action or the vote upon any such action.
Section X. Reservation of Stock.
(a) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock (solely with respect to the Non-Voting Common Stock, subject to and following the receipt of Shareholder Approval) or shares acquired or created by the Corporation, solely for issuance upon the conversion of shares of Non-Voting Preferred Stock as provided in this Certificate of Amendment, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Non-Voting Preferred Stock then outstanding.
(b) The Corporation hereby covenants and agrees that, for so long as shares of the Common Stock are listed on the NYSE or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Non-Voting Preferred Stock; provided, however, that if the rules of such exchange or automated quotation system permit the Corporation to defer the listing of such Common Stock until the first conversion of Non-Voting Preferred Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Non-Voting Preferred Stock in accordance with the requirements of such exchange or automated quotation system at such time.
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Section XI. Exclusion of Other Rights.
Except as may otherwise be required by Law, the shares of Non-Voting Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, other than those specifically set forth herein (as this Certificate of Amendment may be amended from time to time) and in the Certificate of Incorporation. The shares of Non-Voting Preferred Stock shall have no preemptive or subscription rights, except as may otherwise be required by the Exchange Agreement.
Section XII. Severability of Provisions.
If any voting powers, preferences or relative, participating, optional or other special rights of the Non-Voting Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Amendment (as this Certificate of Amendment may be amended from time to time) are invalid, unlawful or incapable of being enforced by reason of any rule of Law, all other voting powers, preferences and relative, participating, optional and other special rights of Non-Voting Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Amendment (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Non-Voting Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of Non-Voting Preferred Stock or qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of Non-Voting Preferred Stock or qualifications, limitations and restrictions thereof unless so expressed herein.
Section XIII. Reissuance of Non-Voting Preferred Stock.
Consistent with Section 515 of the New York Business Corporation Law, any shares of Non-Voting Preferred Stock that have been issued and reacquired by the Corporation upon conversion shall be cancelled promptly after acquisition thereof. All such shares shall upon their cancellation have the status of authorized but unissued shares of preferred stock of the Corporation undesignated as to series and may be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation. The Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Non-Voting Preferred Stock solely in accordance with the foregoing.
Section XIV. Additional Authorized Shares.
Notwithstanding anything set forth in the Certificate of Incorporation or this Certificate of Amendment to the contrary, the Board or any authorized committee of the Board, without the vote of the Holders, may increase or decrease the number of authorized shares of Non-Voting Preferred Stock or other stock ranking junior or senior to, or on parity with, the Non-Voting Preferred Stock as to dividends and the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section XV. Determinations.
The Corporation shall be solely responsible for making all calculations called for hereunder. Absent fraud or manifest error, such calculations shall be final and binding on all Holders. The Corporation shall have the power to resolve any ambiguity and its action in so doing, as evidenced by a resolution of the Board, shall be final and conclusive unless clearly inconsistent with the intent hereof. Amounts resulting from any calculation will be rounded, if necessary, to the nearest one ten-thousandth, with five one-hundred thousandths being rounded upwards.
Section XVI. No Redemption.
The Corporation may not, at any time, redeem the outstanding shares of the Non-Voting Preferred Stock, other than as otherwise expressly set forth in Section VIII.
Section XVII. Maturity.
The Non-Voting Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Amendment.
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Section XVIII. Repurchases.
Subject to the limitations imposed herein, the Corporation may purchase and sell shares of Non-Voting Preferred Stock from time to time to such extent, in such manner, and upon such terms as the Board or any duly authorized committee of the Board may determine.
Section XIX. No Sinking Fund.
Shares of Non-Voting Preferred Stock are not subject to the operation of a sinking fund.
Section XX. Notices.
All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Amendment shall be in writing and shall be deemed to have been given or made when (a) delivered personally to the recipient, (b) delivered by means of electronic mail (provided that no “error message” or other notification of non-delivery is generated) or (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to (i) if to the Corporation, 520 Madison Avenue, New York, NY 10022, Attention: Office of the General Counsel or (ii) if to any Holder or holder of Common Stock, as the case may be, to such Holder or holder at the address listed in the stock record books of the Corporation, or, in each case, to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.
Section XXI. Taxes.
The Corporation and each Holder shall bear their own expenses in connection with any conversion contemplated by Section III, except that the Corporation and each Holder shall evenly split any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any issuance or delivery of shares of Non-Voting Preferred Stock or Common Stock or other securities issued on account of Non-Voting Preferred Stock pursuant hereto.
Section XXII. No Share Certificates.
Notwithstanding anything to the contrary contained in this Certificate of Amendment, no shares of Non-Voting Preferred Stock shall be issued in physical, certificated form. All shares of Non-Voting Preferred Stock shall be evidenced by book-entry on the record books maintained by the Corporation or its transfer agent.
Section XXIII. Transfers.
The shares of Non-Voting Preferred Stock are subject to the restrictions on Transfer set forth in the Exchange Agreement. Any purported transfer in violation of such restrictions shall be null and void.
EIGHTH: The Corporation’s Board of Directors has designated 17,500 preferred shares as Series B-1 Non-Voting Convertible Preferred Shares, which shall have the following designations, rights and preferences:
Section I. Designation and Amount.
The shares of such series shall be designated as the “Series B-1 Non-Voting Convertible Preferred Shares” (the “Series B-1 Non-Voting Preferred Stock”) and the number of shares constituting such series shall be 17,500.
Section II. Definitions. As used in this Article EIGHTH, the following terms shall have the following meanings, unless the context otherwise requires:
“Additional Issuance” has the meaning specified in Section III(c)(i).
“Additional Issuance Notice” has the meaning specified in Section III(c)(ii).
“Additional Shares of Common Stock” has the meaning specified in Section VII(c).
“Adjustment Event” has the meaning specified in Section VIII(d).
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person (as used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise). Notwithstanding the foregoing, (a) neither the Corporation nor any of its subsidiaries shall be deemed to be an Affiliate of SMBC or its Affiliates and (b) neither SMBC nor any of its Affiliates shall be deemed to be an Affiliate of the Corporation or any of its Affiliates.
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“Amendment and Restatement” means the Restated Certificate of Incorporation of the Corporation authorizing additional shares of Non-Voting Common Stock as contemplated by the Exchange Agreement.
“Applicable Conversion Rate” means the Initial Conversion Rate, subject to adjustment pursuant to Sections VII and VIII for any such event occurring subsequent to the initial determination of such rate.
“Automatic Conversion Date” means the date, if any, on which the Corporation receives Shareholder Approval and the Amendment and Restatement is filed, accepted, and declared effective with the New York State Department of State.
“BHCA Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Board” means the Board of Directors of the Corporation.
“Business Corporation Law” means the Business Corporation Law of the State of New York, as amended from time to time.
“Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in the City of New York, New York, or in Tokyo, Japan, are required or authorized by Law to be closed.
“Certificate of Amendment” means this Certificate of Amendment of the Certificate of Incorporation.
“Certificate of Incorporation” means the Certificate of Incorporation of the Corporation (as amended and/or restated from time to time).
“Class of Voting Security” shall be interpreted in a manner consistent with how “class of voting shares” is defined in 12 C.F.R. Section 225.2(q)(3) or any successor provision.
“Closing Date” means the date that any shares of Series B-1 Non-Voting Preferred Stock are first issued.
“Common Equivalent Dividend Amount” has the meaning specified in Section IV(a).
“Common Stock” means the Voting Common Stock and the Non-Voting Common Stock.
“Conversion Date” means either the Automatic Conversion Date or a Convertible Transfer Conversion Date, as applicable.
“Conversion Shares” has the meaning specified in Section III(b)(ii).
“Convertible Transfer” means a Transfer by the Holder (a) to the Corporation; (b) in a widely distributed public offering of Voting Common Stock issuable upon conversion of the Series B-1 Non-Voting Preferred Stock; (c) in a transaction or series of related transactions in which no one transferee (or group of associated transferees) acquires two percent (2%) or more of any Class of Voting Securities of the Corporation then outstanding; or (d) to a transferee that controls more than fifty percent (50%) of every Class of Voting Securities of the Corporation then outstanding without giving effect to such Transfer.
“Convertible Transfer Conversion Date” means the second Business Day following delivery of a valid Notice of Convertible Transfer and Conversion.
“Convertible Transfer Notice Documents” has the meaning specified in Section III(b)(ii).
“Corporation” means Jefferies Financial Group Inc.
“Exchange Agreement” means the Amended and Restated Exchange Agreement, by and between the Corporation and SMBC, dated as of September 19, 2025 (as amended or supplemented from time to time).
“Exchange Property” has the meaning specified in Section VIII(a).
“Fair Market Value” means the volume-weighted average price (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by the Holder and the Corporation) on the NYSE of the Voting Common Stock for the five (5) trading days before the consummation of a Reorganization Event.
“Government Entity” means any (a) federal, state, local, municipal, foreign or other government; (b) governmental entity of any nature (including any governmental agency, branch, department, official, committee or entity and any court or other tribunal), whether foreign or domestic; or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, whether foreign or domestic, including any arbitral tribunal and self-regulatory organizations.
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“Holder” means the Person in whose name any shares of Series B-1 Non-Voting Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of such shares of Series B-1 Non-Voting Preferred Stock for the purpose of making payment and settling conversion and for all other purposes.
“Initial Conversion Rate” means, for each share of Series B-1 Non-Voting Preferred Stock, five hundred (500) shares of Non-Voting Common Stock (in case of conversion pursuant to Section III(a)) or Voting Common Stock (in case of conversion pursuant to Section III(b)), as applicable.
“Junior Securities” has the meaning specified in Section VI(a).
“Law” means, with respect to any Person, any legal, regulatory and administrative laws, statutes, rules, Orders and regulations applicable to such Person.
“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements, or other restrictions on title or transfer of any nature whatsoever.
“Liquidation Preference” means, for each share of Series B-1 Non-Voting Preferred Stock, an amount equal to $500.00 (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series B-1 Non-Voting Preferred Stock).
“Non-BHCA Affiliate” means a Person that is both (a) not SMBC and (b) not a BHCA Affiliate of the Holder or SMBC.
“Non-Voting Common Stock” means the Non-Voting Common Stock, par value $1.00 per share, of the Corporation.
“Notice of Convertible Transfer and Conversion” has the meaning specified in Section III(b)(ii).
“Order” means any applicable order, injunction, judgment, decree, ruling, or writ of any Government Entity.
“Parity Securities” has the meaning specified in Section VI(a).
“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Sections 13(d)(3) and 14(d) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.
“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Voting Common Stock have the right to receive any cash, securities or other property or in which the Voting Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Voting Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or a duly authorized committee of the Board or by statute, contract or otherwise).
“Reorganization Event” has the meaning specified in Section VIII(a).
“Senior Securities” has the meaning specified in Section VI(a).
“Series B Non-Voting Preferred Stock” means the Series B Non-Voting Convertible Preferred Stock, $1.00 par value per share, of the Corporation.
“Series B-1 Non-Voting Preferred Stock” has the meaning specified in Section I.
“Shareholder Approval” means the approval of the Amendment and Restatement by the affirmative vote or consent of the holders of at least a majority of the outstanding shares entitled to vote thereon at a meeting of shareholders of the Corporation.
“SMBC” means Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan.
“Subject Preferred Share” has the meaning specified in Section III(b)(i).
“Transfer” by any Person means, directly or indirectly, to sell, transfer, assign, pledge, hypothecate, encumber or similarly dispose of or transfer (by merger, disposition, operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement, agreement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or other disposition or transfer (by merger, disposition, operation of Law or otherwise), of any interest in any equity securities beneficially owned by such Person.
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“Voting Common Stock” means the voting common stock, $1.00 par value per share, of the Corporation.
“Voting Security” has the meaning set forth in 12 C.F.R. Section 225.2(q) or any successor provision.
Section III. Conversion.
(a) Automatic Conversion.
(i) Upon the terms and in the manner set forth in this Section III, at 9:30 a.m., New York City time, on the Automatic Conversion Date, each share of Series B-1 Non-Voting Preferred Stock will automatically convert into a number of fully-paid and non-assessable shares of Non-Voting Common Stock, without any action on the part of Holders or the Corporation, equal to the Applicable Conversion Rate. The shares of Series B-1 Non-Voting Preferred Stock so converted will be cancelled as described in Section XII below. At least ten (10) Business Days prior to the Automatic Conversion Date, the Corporation shall provide written notice of the conversion to each Holder stating (A) that the automatic conversion will occur in accordance with Section III(a) on the Automatic Conversion Date, (B) the Applicable Conversion Rate and (C) the number of shares of Non-Voting Common Stock issued upon conversion of each share of Series B-1 Non-Voting Preferred Stock held of record by such Holder and subject to conversion.
(ii) Notwithstanding automatic conversion, the Corporation acknowledges and agrees that the shares of Series B-1 Non-Voting Preferred Stock may be converted earlier at the option of the Holders thereof if converted in accordance with Section III(b) or III(c) at any time before the close of business on the Automatic Conversion Date.
(iii) The Corporation shall take all required action so that once the Shareholder Approval has been obtained, the number of shares of Non-Voting Common Stock that would be required to effect the conversion of all of the then-outstanding shares of Series B-1 Non-Voting Preferred Stock are duly reserved and kept available out of the Corporation’s authorized but unissued shares of Common Stock. For the avoidance of doubt, prior to the Automatic Conversion Date, the Series B-1 Non-Voting Preferred Stock shall not be convertible into Non-Voting Common Stock.
(b) Conversion upon Convertible Transfer.
(i) Upon the terms and in the manner set forth in this Section III, but subject to the restrictions set forth in Sections 4.1(a) and 4.2(a) of the Exchange Agreement, on any Convertible Transfer Conversion Date for any Convertible Transfer to a Non-BHCA Affiliate, each share of Series B-1 Non-Voting Preferred Stock subject to such Convertible Transfer (each, a “Subject Preferred Share”) will be converted into a number of fully-paid and non-assessable shares of Voting Common Stock equal to the Applicable Conversion Rate. The Subject Preferred Shares so converted will be cancelled as described in Section XII below.
(ii) To effect a Convertible Transfer, a Holder shall deliver to the Corporation (x) a written notice (the “Notice of Convertible Transfer and Conversion”) that (1) identifies the proposed transferee and manner of Transfer, the number of Subject Preferred Shares to be converted and the corresponding number of shares of Voting Common Stock to be transferred (the “Conversion Shares”), (2) certifies that such Transfer is a Convertible Transfer and that the proposed transferee is a Non-BHCA Affiliate, (3) notifies the Corporation that such Holder is tendering the Subject Preferred Shares for conversion in accordance with this Certificate of Amendment and (4) provides instructions for delivery of the Conversion Shares on the Convertible Transfer Conversion Date and (y) a representation letter and other information as may be reasonably requested by the Corporation in accordance with Section 6.3(c) of the Exchange Agreement (collectively, the “Convertible Transfer Notice Documents”). The Notice of Convertible Transfer and Conversion must be received by the Corporation by 4:00 p.m. Eastern Time two (2) Business Days prior to the Convertible Transfer Conversion Date.
(iii) Following receipt of valid Convertible Transfer Notice Documents, on the Convertible Transfer Conversion Date, the Corporation shall effect the conversion of the Subject Preferred Shares by delivering the Conversion Shares in accordance with the instructions provided in the Notice of Convertible Transfer and Conversion.
(c) Conversion upon Additional Issuance.
(i) If any action by the Corporation, which may include the issuance of additional Voting Common Stock (any such action, an “Additional Issuance”), has the effect of reducing the percentage of a Class of Voting Securities held by SMBC (together with its BHCA Affiliates), then SMBC may elect to convert each
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share of the Series B-1 Non-Voting Preferred Stock into a number of fully-paid and non-assessable shares of Voting Common Stock equal to the Applicable Conversion Rate so long as such conversion does not allow SMBC (together with its BHCA Affiliates) to acquire a higher percentage of the Class of Voting Securities than SMBC (together with its BHCA Affiliates) controlled immediately prior to such conversion, which right shall be interpreted and applied in a manner consistent with 12 C.F.R. 225.9(a)(5), provided that the foregoing shall not apply with respect to any such action by the Corporation unless the aggregate resulting reduction of the percentage of a Class of Voting Securities held by SMBC (together with its BHCA Affiliates) would exceed one-half percent (0.5%).
(ii) Upon SMBC’s (or its Affiliates) election to convert the Series B-1 Non-Voting Preferred Stock pursuant to Section III(c)(i), SMBC shall deliver to the Corporation a written notice (the “Additional Issuance Notice”) that notifies the Corporation that such Holder is tendering the Series B-1 Non-Voting Preferred Stock for conversion in accordance with Section III(c)(i) of this Certificate of Amendment. Any such conversion shall be settled by the Corporation on the second business day following delivery of an Additional Issuance Notice in accordance with Section XX.
(d) Immediately upon a conversion pursuant to Section III(a), Section III(b) or Section III(c), the rights of the Holders with respect to the shares of the Series B-1 Non-Voting Preferred Stock so converted shall cease and the Persons entitled to receive the shares of Common Stock upon the conversion of such shares of Series B-1 Non-Voting Preferred Stock shall be treated for all purposes as having become the record and beneficial owners of such shares of Common Stock. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of the shares of Series B-1 Non-Voting Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.
(e) No fractional shares of Common Stock shall be issued upon any conversion of shares of Series B-1 Non-Voting Preferred Stock. If more than one share of Series B-1 Non-Voting Preferred Stock shall be surrendered for conversion at any one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B-1 Non-Voting Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B-1 Non-Voting Preferred Stock, the Corporation shall pay an amount in cash (rounded to the nearest cent) equal to the interest in the net proceeds from the sale in the open market by the applicable conversion agent of the aggregate fractional shares of Common Stock that otherwise would have been issuable upon conversion of the Series B-1 Non-Voting Preferred Stock.
(f) All shares of Common Stock which may be issued upon conversion of the shares of Series B-1 Non-Voting Preferred Stock will, upon issuance by the Corporation, be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens and not issued in violation of any preemptive right or Law.
(g) Effective immediately prior to the applicable Conversion Date, dividends or distributions shall no longer be declared on the shares of Series B-1 Non-Voting Preferred Stock subject to conversion and such shares of Series B-1 Non-Voting Preferred Stock shall cease to be outstanding, in each case, subject to the rights of Holders to receive any declared and unpaid dividends or distributions on such shares and any other payments to which they are otherwise entitled pursuant to Section IV or Section VIII.
Section IV. Dividend Rights.
(a) From and after the Closing Date to but excluding the applicable Conversion Date, (i) the Holders shall be entitled to receive, when, as and if declared by the Board or any duly authorized committee of the Board, but only out of assets legally available therefor, all cash dividends or distributions (including, but not limited to, regular quarterly dividends or distributions) declared and paid or made in respect of the shares of Voting Common Stock, at the same time and on the same terms as holders of Voting Common Stock, in an amount per share of Series B-1 Non-Voting Preferred Stock equal to the product of (x) the Applicable Conversion Rate then in effect and (y) any per share dividend or distribution, as applicable, declared and paid or made in respect of each share of Voting Common Stock (the “Common Equivalent Dividend Amount”), and (ii) the Board or any duly authorized committee thereof may not declare and pay any such cash dividend or make any such cash distribution in respect of Voting Common Stock unless the Board or any duly authorized committee of the Board declares and pays to the Holders, at the same time and on the same terms as holders of Voting Common Stock, the Common Equivalent Dividend Amount per share of Series B-1 Non-Voting Preferred Stock.
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Notwithstanding any provision in this Section IV(a) to the contrary, no Holder of a share of Series B-1 Non-Voting Preferred Stock shall be entitled to receive any cash dividend or distribution made with respect to the Voting Common Stock where the Record Date for determination of holders of Voting Common Stock entitled to receive such dividend or distribution occurs prior to the date of issuance of such share of Series B-1 Non-Voting Preferred Stock. The foregoing shall not limit or modify the rights of any Holder to receive any dividend or other distribution pursuant to Section VIII(e).
(b) Each dividend or distribution declared and paid pursuant to paragraph (a) above will be payable to Holders of record of shares of Series B-1 Non-Voting Preferred Stock as they appear in the records of the Corporation at the close of business on the same day as the Record Date for the corresponding dividend or distribution to the holders of shares of Voting Common Stock.
(c) If any cash dividend payment on the Series B-1 Non-Voting Preferred Stock is not paid as required herein, the Corporation shall be prohibited from declaring, paying or setting apart for payment any dividends or making any other distributions on any Common Stock, and from redeeming, purchasing or otherwise acquiring (or making any payment to or available for a sinking fund for the redemption, purchase or other acquisition of any shares of such stock) (either directly or through any Affiliate) any Common Stock, until all such dividends that are due are paid in full.
(d) Except as set forth in this Certificate of Amendment, the Corporation shall have no obligation to pay, and the holders of shares of Series B-1 Non-Voting Preferred Stock shall have no right to receive, dividends or distributions at any time, including with respect to dividends or distributions with respect to Parity Securities or any other class or series of authorized preferred stock of the Corporation. To the extent the Corporation declares dividends or distributions on the Series B-1 Non-Voting Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends or distributions, the Corporation will allocate the dividend payments on a pro rata basis among the holders of the shares of Series B-1 Non-Voting Preferred Stock and the holders of any Parity Securities then outstanding. For purposes of calculating the allocation of partial dividend payments, the Corporation will allocate dividend payments on a pro rata basis among the Holders and the holders of any Parity Securities so that the amount of dividends or distributions paid per share on the shares of Series B-1 Non-Voting Preferred Stock and such Parity Securities shall in all cases bear to each other the same ratio that payable dividends or distributions per share on the shares of the Series B-1 Non-Voting Preferred Stock and such Parity Securities (but without, in the case of any noncumulative preferred stock, accumulation of dividends or distributions for prior dividend periods) bear to each other. The foregoing right shall not be cumulative and shall not in any way create any claim or right in favor of Holders in the event that dividends or distributions have not been declared or paid in respect of any prior calendar quarter.
(e) No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Series B-1 Non-Voting Preferred Stock or on such Parity Securities that may be in arrears.
Notwithstanding any provision in this Certificate of Amendment to the contrary, Holders shall not be entitled to receive any dividends or distributions on any shares of Series B-1 Non-Voting Preferred Stock on or after the applicable Conversion Date in respect of such shares of Series B-1 Non-Voting Preferred Stock that have been converted as provided herein, except to the extent that any such dividends or distributions have been declared by the Board or any duly authorized committee of the Board and the Record Date for such dividend occurs prior to such applicable Conversion Date.
Section V. Voting.
(a) Except as otherwise may be required by Law or as set forth in paragraphs (b)(i) and (b)(ii) below, the Holders shall not be entitled to vote (in their capacity as Holders) on any matter submitted to a vote of the shareholders of the Corporation. The foregoing shall not limit or modify the rights of SMBC set forth in Article III of the Exchange Agreement.
(b) So long as any shares of Series B-1 Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the written consent or affirmative vote at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Series B-1 Non-Voting Preferred Stock, voting as a single and separate class:
(i) amend, alter or repeal any provision of (A) this Article EIGHTH or (B) the Certificate of Incorporation (including this Certificate of Amendment) or the Corporation’s bylaws that would alter, modify or change the powers, preferences or special rights of the Series B-1 Non-Voting Preferred Stock, in
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each case, by any means, including by merger, consolidation, reclassification, or otherwise (other than in connection with a Reorganization Event where the shares of Series B-1 Non-Voting Preferred Stock will be converted in accordance with Section VIII) so as to, or in a manner that would, adversely affect the preferences, rights, privileges or powers of the Series B-1 Non-Voting Preferred Stock; or
(ii) seek any voluntary liquidation, the dissolution or winding up of the Corporation.
(c) Notwithstanding the foregoing, the Holders shall not have any voting rights set out in paragraph (b) above if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series B-1 Non-Voting Preferred Stock shall have been converted into shares of Common Stock. For the avoidance of doubt, adoption of the Amendment and Restatement shall not require the vote of the holders of Series B-1 Non-Voting Preferred Stock.
Section VI. Rank; Liquidation.
(a) With respect to any dividends or distributions (including, but not limited to, regular quarterly dividends) declared by the Board, the Series B-1 Non-Voting Preferred Stock shall rank (i) senior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any shares of Series B-1 Non-Voting Preferred Stock (“Junior Securities”); (ii) on parity with the Common Stock, the Series B Non-Voting Preferred Stock and any class or series of capital stock of the Corporation created (x) specifically ranking by its terms on parity with the Series B-1 Non-Voting Preferred Stock or (y) that does not by its terms rank junior or senior to the Series B-1 Non-Voting Preferred Stock (“Parity Securities”); and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to any shares of Series B-1 Non-Voting Preferred Stock (“Senior Securities”). With respect to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily, except subject to (b) below, the Series B-1 Non-Voting Preferred Stock shall rank (i) senior to all of the Common Stock to the extent (and only to the extent) set forth in (b) below; (ii) senior to any class or series of Junior Securities; (iii) on parity with any class or series of Parity Securities (other than Common Stock or any future class or series of common stock of the Corporation); and (iv) junior to any class or series of Senior Securities.
(b) Subject to any superior liquidation rights of the holders of any Senior Securities of the Corporation and the rights of the Corporation’s existing and future creditors, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each Holder shall be entitled to be paid out of the assets of the Corporation legally available for distribution to shareholders, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and Junior Securities and pari passu with any distribution to the holders of Parity Securities (other than Common Stock or any future class or series of common stock of the Corporation) the greater of: (i) an amount equal to the sum of the Liquidation Preference for each share of Series B-1 Non-Voting Preferred Stock held by such Holder and an amount equal to any dividends or distributions declared but unpaid thereon and (ii) the amount the Holders would have received if, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Series B-1 Non-Voting Preferred Stock had converted into Common Stock (based on the then effective Applicable Conversion Rate and without giving effect to any limitations on conversion set forth herein). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation other than what is expressly provided for in this Section VI and will have no right or claim to any of the Corporation’s remaining assets.
(c) In the event the assets of the Corporation available for distribution to shareholders upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series B-1 Non-Voting Preferred Stock contemplated by Section VI(b), the Holders and the holders of any Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled (it being understood that, for purposes of the foregoing, Parity Securities shall not include Common Stock).
(d) For purposes of this Section VI, the sale, conveyance, exchange or Transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation shall not be deemed a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, nor shall the merger, consolidation or any other business combination transaction of the Corporation into or with any other corporation or Person or the merger, consolidation or any other business combination of any other corporation or Person into or with the Corporation be deemed to be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation.
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Section VII. Anti-Dilution Adjustments.
(a) In the event the Corporation shall at any time prior to an applicable Conversion Date issue Additional Shares of Common Stock, then the Applicable Conversion Rate shall be adjusted, concurrently with such issue, to a rate determined in accordance with the following formula:

(b) For purposes of the foregoing formula, the following definitions shall apply:
(i) “CR0” shall mean the Applicable Conversion Rate in effect immediately before the close of business on the Record Date or effective date, as applicable, for such issuance of Additional Shares of Common Stock;
(ii) “CR1” shall mean the Applicable Conversion Rate in effect immediately after the close of business of the Record Date or effective date, as applicable, of such issuance of Additional Shares of Common Stock;
(iii) “OS0” shall mean the number of shares of Voting Common Stock outstanding immediately prior to such issuance of Additional Shares of Common Stock; and
(iv) “OS1” shall mean the number of shares of Voting Common Stock outstanding immediately following such issuance of Additional Shares of Common Stock.
(c) For the purposes of this Section VII, “Additional Shares of Common Stock” shall mean all shares of Voting Common Stock issued by the Corporation after the Closing Date and prior to an applicable Conversion Date as a distribution, dividend, stock split, stock combination or other similar recapitalization with respect to the Voting Common Stock (in each case excluding an issuance solely pursuant to a Reorganization Event).
(d) Notwithstanding the foregoing, if any distribution, dividend, stock split, stock combination or other similar recapitalization with respect to the Voting Common Stock as described above is declared or announced, but not so paid or made, then the Applicable Conversion Rate in effect will be readjusted, effective as of the date the Board, or any officer acting pursuant to authority conferred by the Board, determines not to pay such distribution or dividend or to effect such stock split or stock combination or other similar recapitalization, to the Applicable Conversion Rate that would then be in effect had such dividend, distribution, stock split, stock combination or similar recapitalization not been declared or announced.
Section VIII.  Adjustments.
(a) Upon the occurrence of a Reorganization Event prior to an applicable Conversion Date, each share of Series B-1 Non-Voting Preferred Stock outstanding immediately prior to such Reorganization Event shall, without the consent of Holders, automatically convert into the types and amounts of securities, cash, and other property that is or was receivable in such Reorganization Event by a holder of the number of shares of Voting Common Stock into which such share of Series B-1 Non-Voting Preferred Stock was convertible immediately prior to such Reorganization Event in exchange for such shares of Voting Common Stock (such securities, cash, and other property, the “Exchange Property”), provided that if (x) the Exchange Property consists of Voting Securities of another Person and (y) after giving effect to such automatic conversion, SMBC and its Affiliates would collectively hold more than 4.99% of any Class of Voting Securities of such Person, then, at the Corporation’s option, (1) each share of Series B-1 Non-Voting Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall become convertible in connection with a Convertible Transfer or an Additional Issuance in accordance with the terms of this Certificate of Amendment, at the option of the Holders, into the Exchange Property, or (2) the Corporation shall redeem the Holder’s Series B-1 Non-Voting Preferred Stock at a cash price per share of Series B-1 Non-Voting Preferred Stock equal to the product of the Applicable Conversion Rate and the Fair Market Value of the Voting Common Stock. The Holders shall not have any separate class vote on any Reorganization Event. A “Reorganization Event” shall mean:
(i) any consolidation, merger, conversion or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Voting Common Stock will be converted into cash, securities, or other property of the Corporation or another Person;
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(ii) any sale, Transfer, lease, or conveyance to another Person of all or substantially all of the consolidated assets of the Corporation and its subsidiaries, taken as a whole, in each case pursuant to which the Voting Common Stock will be converted into cash, securities, or other property of the Corporation or another Person;
(iii) any reclassification of the Voting Common Stock into securities other than the Voting Common Stock; or
(iv) any statutory exchange of the outstanding Common Stock for securities of another Person (other than in connection with a merger or acquisition).
(b) In the event that holders of the shares of the Voting Common Stock have the opportunity to elect the form of consideration to be received in such Reorganization Event, the Corporation shall ensure that the Holders have the same opportunity to elect the form of consideration in accordance with the same procedures and pro ration mechanics that apply to the election to be made by the holders of the Voting Common Stock. The amount of Exchange Property receivable upon conversion of any Series B-1 Non-Voting Preferred Stock shall be determined based upon the Applicable Conversion Rate in effect on the date on which such Reorganization Event is consummated.
(c) The provisions of this Section VIII shall similarly apply to successive Reorganization Events or any series of transactions that results in a Reorganization Event and the provisions of Section VIII shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.
(d) The Corporation (or any successor) shall, at least twenty (20) days prior to the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the type and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section VIII.
(e) Other than with respect to an issuance of Additional Shares of Common Stock pursuant to Section VII, if at any time prior to an applicable Conversion Date, the Corporation (i) issues to all holders of the Voting Common Stock (A) shares of securities or assets of the Corporation (other than shares of Common Stock or cash) as a dividend on the Voting Common Stock or (B) certain rights or warrants entitling them for a period of sixty (60) days or less to purchase shares of Voting Common Stock at less than the current market value of the Voting Common Stock at that time, in each case, then the Corporation will make such provision as is necessary so that the Holder receives (upon cancellation of such shares of Series B-1 Non-Voting Preferred Stock in the event of a tender offer or exchange offer) the same dividend or other asset or property, if any, as it would have received in connection with such Adjustment Event (as defined below) if it had been the holder on the Record Date (or the date such event is effective, as the case may be) of the number of shares of Common Stock into which the shares of Series B-1 Non-Voting Preferred Stock held by such Holder are then convertible; or (ii) purchases shares of Voting Common Stock pursuant to a tender offer or exchange offer generally available to holders of Voting Common Stock (subject to customary securities laws limitations) at above the current market value of the Voting Common Stock at that time, and in each such case the Record Date with respect to such event (or the date such event is effective, as the case may be) occurs on or after the Closing Date and prior to an applicable Conversion Date (each such event described in (i)-(ii), an “Adjustment Event”), then the Corporation will make such provision to extend such tender offer or exchange offer on equivalent terms to the Holders; provided that, to the extent that it is not reasonably practicable for the Corporation to make such provision, the Applicable Conversion Rate or other terms of the Series B-1 Non-Voting Preferred Stock shall be adjusted to provide the Holder with an economic benefit comparable to that which it would have received had such provision been made; it being understood that this paragraph (e) shall not apply to the extent that any Holder participates, or is permitted to participate, on a pro rata as-converted basis with the holders of Common Stock. Notwithstanding anything to the contrary herein, this right shall not allow SMBC or its BHCA Affiliates to acquire a higher percentage of any Class of Voting Securities of the Corporation than SMBC and its BHCA Affiliates beneficially owned immediately prior to the event.
Section IX. Reports as to Adjustments.
(a) Whenever the number of shares of Common Stock into which the shares of the Series B-1 Non-Voting Preferred Stock are convertible is adjusted as provided in Section VII or Section VIII, the Corporation shall promptly, but in any event within ten (10) days thereafter, compute such adjustment and furnish to the Holders a certificate, signed by the principal financial officer or treasurer of the Corporation, setting forth the number of shares of Common Stock into which each share of the Series B-1 Non-Voting Preferred Stock is convertible as a
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result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective. Amounts resulting from any calculation hereunder will be rounded to the nearest 1/10,000th. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section IX.
(b) In the event the Corporation proposes to take (or receives notice of) any action which would require an adjustment of the Applicable Conversion Rate pursuant to Sections VII and VIII, then the Corporation shall cause to be given to each Holder, at least ten (10) days prior to the applicable Record Date or effective date for such action, a written notice in accordance with Section XX: (i) stating such Record Date or effective date, (ii) describing such action in reasonable detail and (iii) stating the date as of which it is expected that holders of record of Common Stock shall be entitled to receive any applicable dividends or distributions or to exchange their shares for securities or other property, if any, deliverable upon such action. The failure to give the notice required by this Section IX(b) or any defect therein shall not affect the legality or validity of any such action or the vote upon any such action.
Section X. Reservation of Stock.
(a) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock (solely with respect to the Non-Voting Common Stock, subject to and following the receipt of Shareholder Approval) or shares acquired or created by the Corporation, solely for issuance upon the conversion of shares of Series B-1 Non-Voting Preferred Stock as provided in this Certificate of Amendment, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B-1 Non-Voting Preferred Stock then outstanding.
(b) The Corporation hereby covenants and agrees that, for so long as shares of the Common Stock are listed on the NYSE or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Non-Voting Preferred Stock; provided, however, that if the rules of such exchange or automated quotation system permit the Corporation to defer the listing of such Common Stock until the first conversion of Series B-1 Non-Voting Preferred Stock into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Series B-1 Non-Voting Preferred Stock in accordance with the requirements of such exchange or automated quotation system at such time.
Section XI. Exclusion of Other Rights.
Except as may otherwise be required by Law, the shares of Series B-1 Non-Voting Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, other than those specifically set forth herein (as this Certificate of Amendment may be amended from time to time) and in the Certificate of Incorporation. The shares of Series B-1 Non-Voting Preferred Stock shall have no preemptive or subscription rights, except as may otherwise be required by the Exchange Agreement.
Section XII. Severability of Provisions.
If any voting powers, preferences or relative, participating, optional or other special rights of the Series B-1 Non-Voting Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Amendment (as this Certificate of Amendment may be amended from time to time) are invalid, unlawful or incapable of being enforced by reason of any rule of Law, all other voting powers, preferences and relative, participating, optional and other special rights of Series B-1 Non-Voting Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Amendment (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Series B-1 Non-Voting Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of Series B-1 Non-Voting Preferred Stock or qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of Series B-1 Non-Voting Preferred Stock or qualifications, limitations and restrictions thereof unless so expressed herein.
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Section XIII. Reissuance of Non-Voting Preferred Stock.
Consistent with Section 515 of the New York Business Corporation Law, any shares of Series B-1 Non-Voting Preferred Stock that have been issued and reacquired by the Corporation upon conversion shall be cancelled promptly after acquisition thereof. All such shares shall upon their cancellation have the status of authorized but unissued shares of preferred stock of the Corporation undesignated as to series and may be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation. The Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B-1 Non-Voting Preferred Stock solely in accordance with the foregoing.
Section XIV. Additional Authorized Shares.
Notwithstanding anything set forth in the Certificate of Incorporation or this Certificate of Amendment to the contrary, the Board or any authorized committee of the Board, without the vote of the Holders, may increase or decrease the number of authorized shares of Series B-1 Non-Voting Preferred Stock or other stock ranking junior or senior to, or on parity with, the Series B-1 Non-Voting Preferred Stock as to dividends and the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
Section XV. Determinations.
The Corporation shall be solely responsible for making all calculations called for hereunder. Absent fraud or manifest error, such calculations shall be final and binding on all Holders. The Corporation shall have the power to resolve any ambiguity and its action in so doing, as evidenced by a resolution of the Board, shall be final and conclusive unless clearly inconsistent with the intent hereof. Amounts resulting from any calculation will be rounded, if necessary, to the nearest one ten-thousandth, with five one-hundred thousandths being rounded upwards.
Section XVI. No Redemption.
The Corporation may not, at any time, redeem the outstanding shares of the Non-Voting Preferred Stock, other than as otherwise expressly set forth in Section VIII.
Section XVII. Maturity.
The Series B-1 Non-Voting Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Amendment.
Section XVIII. Repurchases.
Subject to the limitations imposed herein, the Corporation may purchase and sell shares of Series B-1 Non-Voting Preferred Stock from time to time to such extent, in such manner, and upon such terms as the Board or any duly authorized committee of the Board may determine.
Section XIX. No Sinking Fund.
Shares of Series B-1 Non-Voting Preferred Stock are not subject to the operation of a sinking fund.
Section XX. Notices.
All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Amendment shall be in writing and shall be deemed to have been given or made when (a) delivered personally to the recipient, (b) delivered by means of electronic mail (provided that no “error message” or other notification of non-delivery is generated) or (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to (i) if to the Corporation, 520 Madison Avenue, New York, NY 10022, Attention: Office of the General Counsel or (ii) if to any Holder or holder of Common Stock, as the case may be, to such Holder or holder at the address listed in the stock record books of the Corporation, or, in each case, to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.
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Section XXI. Taxes.
The Corporation and each Holder shall bear their own expenses in connection with any conversion contemplated by Section III, except that the Corporation and each Holder shall evenly split any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any issuance or delivery of shares of Series B-1 Non-Voting Preferred Stock or Common Stock or other securities issued on account of Series B-1 Non-Voting Preferred Stock pursuant hereto.
Section XXII. No Share Certificates.
Notwithstanding anything to the contrary contained in this Certificate of Amendment, no shares of Series B-1 Non-Voting Preferred Stock shall be issued in physical, certificated form. All shares of Series B-1 Non-Voting Preferred Stock shall be evidenced by book-entry on the record books maintained by the Corporation or its transfer agent.
Section XXIII. Transfers.
The shares of Series B-1 Non-Voting Preferred Stock are subject to the restrictions on Transfer set forth in the Exchange Agreement. Any purported transfer in violation of such restrictions shall be null and void.
NINTH: The Secretary of State of the State of New York is designated as an agent of the Corporation upon whom process against it may be served, and the post office address to which the Secretary of State shall mail a copy of such process served upon him is to CT Corporation System, 28 Liberty St., New York, NY, 10005.
TENTH: No director shall be personally liable to the Corporation or its shareholders for damages for any breach of duty, as a director, except for any matter in respect of which such director shall be liable by reason that, in addition to any and all other requirements for such liability, there shall have been a judgment or other final adjudication adverse to him that establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his acts violated Section 719 of the New York Business Corporation Law. Neither the amendment nor repeal of this Article shall eliminate or reduce the effect of this Article in respect to any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision. This Article shall neither eliminate nor limit the liability of a director for any act or omission occurring prior to the adoption of this Article. If the New York Business Corporation Law is amended hereafter to expand or limit, without specific shareholder approval therefor, the liability of a director, then the liability of a director of the Corporation shall be expanded to the extent required or limited to the extent permitted by the New York Business Corporation Law, as so amended.
ELEVENTH: A majority vote of the outstanding Voting Common Stock shall be required to authorize any merger, consolidation, or dissolution of the Corporation or any sale, lease, exchange or other disposition of all or substantially all of the Corporation’s assets.
* * *
FIFTH: This restatement of the Certificate of Incorporation of the Corporation, as heretofore amended, was authorized, pursuant to Sections 803(a) and 807 of the New York Business Corporation Law, by the affirmative vote of the Board of Directors of the Corporation at a special meeting on September 18, 2025, followed by the vote of holders of a majority of outstanding shares of the Corporation entitled to vote thereon at a meeting of shareholders held on   , 2026.
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IN WITNESS WHEREOF, we have signed this Restated Certificate of Incorporation on the    day of    2026 and we affirm the statements contained herein as true, under penalties of perjury.

Authorized Person

Authorized Person

[Signature Page to the Restated Certificate of Incorporation]
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Jefferies

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PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

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JEFFERIES FINANCIAL GROUP INC.
520 MADISON AVENUE, 11TH FLOOR
NEW YORK, NY 10022

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by [•] on [•] for shares held directly and by [•] on [•] for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JEF2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by [•] on [•] for shares held directly and by [•] on [•] for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83530-P41759 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

JEFFERIES FINANCIAL GROUP INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Linda L. Adamany	☐	☐	☐
1b. Robert D. Beyer	☐	☐	☐
1c. Matrice Ellis Kirk	☐	☐	☐
1d. Brian P. Friedman	☐	☐	☐
1e. MaryAnne Gilmartin	☐	☐	☐
1f. Richard B. Handler	☐	☐	☐
1g. Yoshihiro Hyakutome	☐	☐	☐
1h. Thomas W. Jones	☐	☐	☐
1i. Jacob M. Katz	☐	☐	☐

	For	**Against**	**Abstain**
1j. Michael T. O'Kane	☐	☐	☐
1k. Joseph S. Steinberg	☐	☐	☐
1l. Melissa V. Weiler	☐	☐	☐
2. Advisory vote to approve 2025 executive-compensation program.	☐	☐	☐
3. Ratify Deloitte & Touche LLP as independent auditors for the fiscal year ending November 30, 2026.	☐	☐	☐
4. Amendment and Restatement of the Certificate of Incorporation.	☐	☐	☐
5. Adjournment of the Annual Meeting if necessary to permit further solicitation of proxies if there are insufficient votes in favor of Proposal 4.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2026 Proxy Statement and the 2025 Annual Report on Form 10-K are available at
www.proxyvote.com

V83531-P41759

JEFFERIES FINANCIAL GROUP INC.
Proxy Solicited on Behalf of the Board of Directors for
Annual Meeting of Shareholders
[•] Eastern Time

The undersigned shareholder of Jefferies Financial Group Inc. (the "Company") hereby appoints Richard B. Handler, Brian P. Friedman and Joseph S. Steinberg, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of Jefferies Financial Group Inc. to be held virtually at www.virtualshareholdermeeting.com/JEF2026 on [•], Eastern Time and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned as of the record date of January 26, 2026 in accordance with the directions indicated herein and in their discretion on such other matters as may come before the meeting.

Receipt of the 2026 Notice and Proxy Statement and a copy of the Annual Report on Form 10-K to Shareholders for the fiscal year ended November 30, 2025 is hereby acknowledged. The undersigned hereby revokes all prior proxies granted by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5.

Continued and to be signed on reverse side